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                                                                   Exhibit 10.66

                             THE RETIREMENT PLAN OF
                           SCHEIN PHARMACEUTICAL INC.
                                  & AFFILIATES

                   Amended and Restated as of January 1, 1998

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                                    PREAMBLE

      Schein Pharmaceutical, Inc. (the "Company") established the Schein Pharmaceutical, Inc. Profit Sharing Plan (the "Plan") for the benefit of its eligible employees effective December 27, 1987. The Plan was subsequently amended. Effective January 1, 1992, four other plans were merged into the Plan, Danbury Pharmacal, Inc. 401(k) Plan, Danbury Pharmacal, Inc. Profit-Sharing Plan, Steris Laboratories, Inc. 401(k) Plan and Steris Laboratories, Inc. Profit-Sharing Plan, collectively (the "Merged Plans"). Each of the Merged Plans were either originally effective January 1, 1989 or amended to comply with the law in effect at the time of the merger. The Plan was also redesignated as The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates.

      The Plan was again amended and restated in its entirety effective January 1, 1992 in order to comply with the Tax Reform Act of 1986. the Omnibus Budget Reconciliation Acts of 1989 and 1993, the Revenue Reconciliation Act of 1990 and the Unemployment Compensation Amendments Act of 1992. Thereafter, the Plan was amended several times. Effective as of July 1, 1996, the Marsam Pharmaceuticals, Inc. 401(k) Retirement Savings Plan merged into the Plan.

      Effective as of January 1, 1998, the Plan is hereby again amended and restated in its entirety, in order to comply with certain provisions of the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997. The restated Plan contained herein will apply to participants, or beneficiaries of such participants, who retire, die or terminate employment at any time on or after January 1, 1997.
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                              TABLE OF CONTENTS

Article                           Contents                          Page
                                                                    ----

I                               Definitions                           1

II                             Participation                         14

III                      Participant Salary Reduction                17

IV                         Employer Contributions                    24

V                         Participant Contributions                  34

VI                         Termination of Service                    36

VII                 Time and Method of Payment of Benefits           42

VIII                          Withdrawals                            48

IX                      Investment of Contributions                  50

X                                Loans                               54

XI                   Employer Administrative Provisions              57

XII                  Participant Administrative Provisions           59

XIII                   Committee Duties With Respect to
                            Participant's Account                    63

XIV                   Fiduciary Duties and Responsibilities          66

XV                            Top Heavy Rules                        67

XVI              Exclusive Benefit, Amendment, and Termination       72

                   Appendix A - Procedures Regarding Qualified
                          Domestic Relations Orders                  78
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                                    ARTICLE I
                                   DEFINITIONS

            Whenever the following words and phrases appear in the Plan, they shall have the respective meaning set forth below, unless the context clearly indicates otherwise:

            1.01 "Accounting Date" shall be any day that the New York Stock Exchange is open for business, or any other date chosen by the Committee. The fair market value of the Trust's assets will be determined on the Accounting Date. All contributions, earnings and losses under the Plan will be allocated as of the Accounting Date.

            1.02 "Account Balance" shall mean the aggregate of the amount in the Participant's Salary Reduction Contribution Account, Voluntary Contribution Account, Rollover Contribution Account, Matching Contribution Account, Historic Account, Qualified Non-Elective Contribution Account and Base Contribution Account as of any date, less any Excess Amounts which must be returned to the Participant in order to avoid exceeding the limitations of Article IV.

            1.03 "Annual Addition" shall mean for any Plan Year the sum of (a) Employer contributions, (b) Employee contributions, (c) forfeitures, and (d) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer.

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            1.04 "Base Contribution Account" shall mean the account maintained for a Participant to record base contributions made by the employer pursuant to
Article IV.

            1.05 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan.

            1.06 "Break in Service" shall mean a Plan Year during which an Employee completes less than 501 Hours of Service.

            1.07 "Code" means the Internal Revenue Code of 1986, as amended.

            1.08 "Committee" shall mean the Plan Committee appointed by the Company to administer this Plan pursuant to Article XIII hereof. In addition to its other duties, the Committee shall have full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Plan. Each Committee member is designated a Named Fiduciary under the Plan.

            1.09 "Company" means Schein Pharmaceutical, Inc.

            1.10 "Compensation" shall mean the total remuneration paid by the Employer to an Employee for services rendered to the Employer as reflected on Form W-2 for Federal income tax withholding purposes, including salary, commissions, overtime and bonuses, reduced by reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation (e.g. stock options), and welfare benefits, but including amounts deferred pursuant to Article III. In the case of any self-employed individual, Compensation shall mean Earned Income.


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            In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA'93 Annual Compensation Limit. The OBRA'93 Annual Compensation Limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA'93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

            For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA'93 Annual Compensation Limit set forth in this provision.

            If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA'93 Annual Compensation Limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA'93 Annual Compensation Limit is $150,000.


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            In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the OBRA'93 Annual Compensation Limit is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation prior to the application of this limitation.

            1.11 "Earned Income" shall mean the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by (1) contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code, and (2) the deduction allowed to the employer by Section 164(f) of the Code.

            1.12 "Effective Date" of this Plan is January 1, 1998.

            1.13 "Employee" shall mean any employee of the Employer or of any other employer required to be aggregated under Sections 414(b), (c), (m), (n) or
(o) of the Code.

            1.14 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.


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            1.15 "Employer" shall mean the Company and any Participating
Employer which adopts this Plan, as well as any predecessors or successors to the Employer.

            1. 16 "Employment Commencement, Date" shall mean the date on which the Employee first performs an Hour of Service for the Employer.

            1.17 "Enrollment Period" shall mean the twenty-one (21) day period preceding the P[ILLEGIBLE] Entry Date

            1.18 "Highly Compensated Employee" shall mean an Employee who:

            (a) at any time during the Plan year or the preceding year is a more than 5% owner of the Employer (applying the constructive ownership rules of Section 318 of the Code); or

            (b) for the preceding year has Compensation in excess of $80,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year).

            The term "Highly Compensated Employee" also includes any former Employee who separated from service (or has a deemed separation from service, as determined under Treasury regulations) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's separation from service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.18 or received Compensation in excess of $550,000 during: (1) the year of his separation from service (or the prior year); or (2) any year ending after his 54th birthday.


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            The Committee shall also have discretion to use any other definition or "Highly Compensated Employee" promulgated by the Secretary of Treasury.

            1.19 "Historic Account" shall mean the account maintained for a Participant to record any interest as of December 31, 1991 in any Merged Plan, and earnings and losses thereon.

            1.20 "Hour of Service" shall mean:

            (a) Each hour of service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties during the Plan Year. The Committee shall credit Hours of Service under this subsection (a) to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid;

            (b) Each hour of service for back pay, irrespective of mitigation of damages, which the Employer has agreed to pay, or for which the Employee has received an award. The Committee shall credit Hours of Service under this subsection (b) to the Employee for the Plan Year(s) to which the award of the agreement pertains, rather than for the Plan Year in which the award, agreement or payment is made; and

            (c) Each hour of service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a Plan Year, such as Leave of Absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty. Military Leave of Absence, or Maternity and Paternity Leave. The Committee shall not credit more than five hundred one (501) Hours of Service under this subsection (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year). Notwithstanding the above, the Committee shall credit an Employee with a Military Leave of Absence to the extent required by law. The Committee shall credit Hours of Service under this subsection (c) in accordance with the rules of subsections (b) and (c) of Department of Labor Reg. ss. 2530.200(b)-2, which the Plan, by this reference, specifically incorporates in full within this subsection (c).


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            The Committee shall nor credit an Hour of service under more than one of the above subsections. Furthermore, if the Committee to credit Hours of Service to an Employee for the twelve month period beginning with the Employee's Employment Commencement Date or with an anniversary of such date, then such twelve month period shall be substituted for the term "Plan Year" wherever the latter term appears in this Section 1.20. The Committee shall resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

            The Committee shall credit every Employee compensated on an hourly basis with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

            Employees compensated on other than an hourly basis and for whom hours are not required to be counted and recorded by any other federal law, such as the Fair Labor Standards Act, shall be credited with forty-five (45) hours per week for any week during which the Employee is credited with one (1) Hour of Service.

            1.21 "Investment Committee" shall mean the Committee appointed by the Company to manage the assets of the Plan pursuant to Articles IX and XIII hereof. Each Investment Committee member is designated a Named Fiduciary under the Plan.

            1.22 "Leased Employee" shall mean an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons


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related to the Employer within the meaning of Section 414(n)(6) of the Code) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. The Plan does not treat a Leased Employee as an Employee of the Employer.

            1.23 A "Leave of Absence" shall mean any absence approved by the Employer, other than absence which qualifies as a Maternity and Paternity Leave or Military Leave of Absence, including but not limited to, sick or disability time.

            1.24 "Matching Contribution Account" shall mean the account maintained for a Participant to record matching contributions made by the Employer pursuant to Article IV.

            1.25 "Maternity and Paternity Leave" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of the child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following the birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a one year Break in Service, or in the immediately following computation period. The Hours of Service credited for a Maternity and Paternity Leave shall be those which would have normally been credited but for such absence, or, in any case in which the Committee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a Maternity and Paternity Leave shall not exceed 501.


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            1.26 "Merged Plans" shall mean Danbury Pharmacal, Inc. 4014(k) Plan, the Danbury Pharmacal, Inc. Profit-Sharing Plan, the Schein Pharmaceutical, Inc. Profit-Sharing Plan, the Steris Laboratories, Inc. 401(k) Plan, the Steris Laboratories, Inc. Profit-Sharing Plan and the Marsam Pharmaceuticals, Inc. 401(k) Retirement Savings Plan or any of them individually.

            1.27 "Military Leave of Absence" shall mean the absence of an Employee in military service for the United States of America, provided that the Employee returns to the employ of the Employer prior to the end of any period prescribed by the laws of the United States during which he has reemployment rights with the Employer.

            1.28 "Named Fiduciary" shall mean a person designated a fiduciary under this Plan.

            1.29 "Nonforfeitable" shall mean a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Account Balance.

            1.30 "Normal Retirement Date" shall mean the date the Participant attains age 65 and five (5) Years of Service.

            1.31 "Owner-Employee" shall mean an individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership. If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at


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as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses.

            If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contribution benefits not less favorable than provided for Owner-Employees under this plan.

            If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

            For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employee, will be considered to control a trade or businesses if the Owner-Employee, or two or more Owner-Employees together:

            (1) own the entire interest in an unincorporated trade or business, or

            (2) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

            For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned,


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directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

            1.32 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Article II.

            l.33 "Participating Employer" shall mean any member of a controlled group of corporations, as defined in Section 1563(a) of the Code, of which the Company is a member, which, with the written consent of the Company, adopts this Plan.

            1.34 "Payment Starting Date" shall mean the first day of the first period for which the Plan pays an amount in any form.

            1.35 "Plan" shall mean The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates.

            1.36 "Plan Entry Dates" shall mean the Effective Date and thereafter the first day of the first pay period coincident with, or next following, the date on which an Employee completes Six Months of Service.

            1.37 "Plan Year" shall mean the twelve (12) consecutive month period commencing on January 1 and ending on December 31.

            1.38 "Qualified Non-Elective Contribution Account" shall mean the account maintained for a Participant to record Qualified Non-Elective Contributions made by the Employer pursuant to Section 3.05.


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            1.39 "Rollover Contribution Account" mean the account maintained for an Employee to record any Rollover Contributions accepted pursuant to Section 5.02.

            1.40 "Salary Reduction Contribution" shall mean the amount by which the Participant elects to reduce his Compensation which is then contributed to the Trust by the Employer.

            1.41 "Salary Reduction Contribution Account" shall mean the account maintained for a Participant to record Salary Reduction Contributions made on his behalf by the Employer.

            1.42 "Salary Reduction Agreement" shall mean the agreement between the Participant and the Employer whereby the Participant directs the Employer to contribute a designated percentage of his Compensation to the Trust.

            1.43 "Self-Employed Individual" shall mean an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established or an individual who would have had Earned Income but for the fact that the trade or business has no net profits for the taxable year.

            1.44 "Six Months of Service" shall mean a period of six (6) consecutive calendar months during which an Employee completes at least 500 Hours of Service.

            1.45 A "Temporary Employee" shall mean a Leased Employee, any agent or an independent contractor.


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            1.46 "Trust" shall mean the trust created under the Plan, known as the Henry Schein, Inc. Affiliates 401(k) Trust. Effective July 1, 1994, the Trust is known as the Employee Benefit Plan Trust, as well as any successor thereto.

            1.47 "Trust Fund" shall mean all property of every kind held or acquired by the Trustee pursuant to this Plan. Trust assets will be valued at fair market value.

            1.48 "Trustee" shall mean the person or entity appointed as trustee under the governing Trust document.

            1.49 "Voluntary Contribution Account" shall mean the account maintained for a Participant to record any voluntary contributions made by the Participant pursuant to Section 5.01 and any amount recharacterized as voluntary contributions.

            1.50 "Year of Service" shall mean a twelve-month period, beginning on an Employee's date of hire or any anniversary thereof, during which an Employee has at least one thousand (1,000) Hours of Service. For purposes of eligibility and vesting, service with SB Pharma, Ltd. shall be considered to be service with the Company.

            1.51 Wherever used herein, the singular shall include the plural and the masculine shall include the feminine and the neuter, unless the context clearly indicates otherwise.


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                                   ARTICLE II
                                  PARTICIPATION

            2.01 ELIGIBILITY. Each Participant in the Plan or in any of the Merged Plans as of December 31, 1991 who is in the employ of the Employer on the Effective date shall become a Participant on the Effective Date. Each other Employee shall become a Participant on the Plan Entry Date.

            Notwithstanding the foregoing, any person who is a non-resident alien (within the meaning of Code Section 7701(b)), a Temporary Employee or is a member of a collective bargaining unit is excluded from participation. If a Participant does not terminate employment but becomes a member of a collective bargaining unit, then unless the applicable collective bargaining agreement provides otherwise, during the period that such Participant is a member of a collective bargaining unit, the Committee shall limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan to the extent of his Compensation paid by the Employer for services rendered while he is not a member of a collective bargaining unit. However, during such period, the Participant's Account Balance shall continue to share fully in Trust Fund earnings and losses.

            If an Employee who is not a Participant ceases to be a member of a collective bargaining unit, he shall participate in the Plan immediately if he has satisfied the service condition of this Section 2.01 and would have been a Participant had he not been a member of a collective bargaining unit during his period of service with the Employer. Furthermore, an Employee shall receive vesting credit under Article VI for each included Year of Service during


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his period or service with the Employer without regard to whether the Employee is a member of a collective bargaining unit.

            For purposes of this Section 2.01, an Employee is a member of a collective bargaining unit if he is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization of which more than one half the members are owners, officers or executives of the Employer.

            If an individual, who is not participating in the Plan by virtue of his or her not being considered to be an Employee by' the Company, is later recharacterized as an employee of the Company by the Internal Revenue Service or other governmental authority, that individual will not be entitled to benefits hereunder on a retroactive basis. Rather, he or she shall be considered for eligibility on a prospective basis only.

            2.02 MONTH OF SERVICE - PARTICIPATION. For purposes of participation under Section 2.0l, the Plan shall take into account all of an Employee's consecutive calendar Months of Service with the Employer. Months of Service shall include all consecutive calendar Months of Service an Employee completes with an Employer or any entity which is required to be aggregated with the Employer pursuant to Sections 414(b), (c), (m), (n), or (o) of the Code.


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            2.03 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates shall re-enter the Plan as a Participant on the date of his re-employment. An Employee who has satisfied the eligibility condition of
Section 2.01, but who terminates employment prior to becoming a Participant, shall become a Participant in the Plan on the date of his re-employment. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Section 2.01 and
Section 2.02.


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                                   ARTICLE III
                          PARTICIPANT SALARY REDUCTION

            3.01 SALARY REDUCTION AGREEMENT. A Participant may elect to enter into a Salary Reduction Agreement with the Employer which will be applicable to all payroll periods within such Plan Year after the Plan Entry Date following execution of the Salary Reduction Agreement. The terms of any such Salary Reduction Agreement shall provide that the Participant agrees to a reduction in Compensation from the Employer equal to any whole percentage from one percent (1%) to twelve percent (14%) of his Compensation for each payroll period within such Plan Year. A Participant who does not elect to enter into a Salary Reduction Agreement with the Employer shall continue to receive his entire amount of Compensation in cash.

            3.02 CHANGE IN SALARY REDUCTION RATE. A Participant may suspend his contributions under his Salary Reduction Agreement at any time. A Participant may amend his Salary Reduction Agreement during any Plan Year as of the first day of the first pay period in any calendar quarter by filing twenty-one (21) days advance written notice of any change. Salary Reduction Agreement amendments shall be effective as of the first day of the first pay period after the twenty-one (21) days advance notice. Notwithstanding the above limitations, the Employer may decrease at any time the Salary Reduction Contribution of any Participant by any percentage, whether whole or fractional, if the Committee notifies the Employer that such decrease is necessary to ensure that the limitations of Sections 3.04, 3.05 or 4.07 are met for the Plan Year.


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            3.03 VESTING - SALARY REDUCTION CONTRIBUTION ACCOUNTS. Amounts
credited to a Participant's Salary Reduction Contribution Account shall be 100% vested and Nonforfeitable at all times. The Committee shall pay all Salary Reduction Contributions over to the Trust no later than ninety (90) days after the date the funds were withheld from the Participant's Compensation.

            3.04 SALARY REDUCTION CONTRIBUTION LIMITATIONS. Notwithstanding
Section 3.01 hereof, the maximum amount of Compensation a Participant is permitted to defer during any calendar year is limited to $7,000 as adjusted by the Secretary of Treasury pursuant to Section 402(g) (5) of the Code. Any amount that cannot be credited to the Participant's Salary Reduction Contribution Account due to the foregoing limit shall be paid to the Participant in cash. For purposes of the limitation of this Section 3.04, the amount contributed to a Participant's Salary Reduction Contribution Account shall not include any Salary Reduction Contributions properly returned to the Participant as excess Annual Additions under Section 4.07.

            If a Participant would exceed the limitation of this Section 3.04 when the amount the Participant elects to contribute to his Salary Redaction Contribution Account is aggregated with the amounts deferred by the Participant under other plans of arrangements described in Sections 401(k), 408(k), 403(b). 457 or 501(c)(18) of the Code, the Participant may request that the Committee distribute the excess deferrals to him. Such excess deferrals and income or loss allocable thereto may be distributed no later than April 15 of the year following the year in which any such excess deferrals are contributed, to Participants who claim such allocable deferral contributions for the preceding calendar year. The Participant's claim shall be in writing; shall


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be submitted to the committee no later than March 1; shall specify the
Participant's deferral contribution amount for the preceeding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such deferral contributions, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), 403(b), 457 or 501(c)(18) of the Code, exceed the limit imposed on the Participant in accordance with the applicable provisions of the Code for the year in which the deferral occurred. To the extent the excess deferral arises under this Plan when combined with other plans of the Employer, the individual will be deemed to have notified the Committee of the excess deferral and requested distribution of the excess deferral.

            The income or loss allocable to the excess deferrals shall be the sum of (1) the amount determined by multiplying the income or loss allocable to the Participant's accounts containing the excess deferrals for the calendar year by a fraction, the numerator of which is the excess deferrals on behalf of the Participant for the calendar year and the denominator of which is the Participant's account balance in his accounts containing the excess deferrals as of the last day of the calendar year in which the excess deferrals are made without regard to any gain or loss allocable to such total amount for the calendar year; and (2) ten (10) percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the calendar year in which the excess deferrals were made and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month. Excess deferrals shall be treated as Annual Additions, unless such amounts are distributed to the Participant no later than April 15 of the year following the year in which any such excess deferrals are contributed.

            3.05 SALARY REDUCTION DISCRIMINATION LIMITATION. The Employer shall not permit a Participant to defer an amount of Compensation that would cause the Plan to not satisfy at least one of the following tests in any Plan Year:

            (a) The Actual Deferral Percentage for the group of Highly Compensated Employees shall not exceed the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

            (b) The actual Deferral Percentage for the group of Highly Compensated Employees shall not exceed the Actual Deferral Percentage for all other eligible Employees multiplied by 2.0, provided that the Actual Deferral Percentage for the group of Highly Compensated Employees does not exceed the Actual Deferral Percentage of all other eligible Employees by more than two (2) percentage points or such lesser amount as the Secretary & the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

The Actual Deferral Percentage for a specified group of Employees for a Plan Year shall be the average of ratios (calculated separately for each Employee in such group) of (i) the amount of Salary Reduction Contributions actually paid over to the Trust on behalf of each such Employee for such Plan Year, to (ii) the Employee's Compensation for that portion of the Plan Year during which the Employee was eligible to participate. In computing the Actual Deferral Percentage, Salary Reduction Contributions shall not include any amounts properly returned to (i) the Participant as excess Annual Additions under
Section 4.07; or (ii) a non-Highly Compensated Employee as excess deferrals under Section 3.04. The Actual Deferral Percentage for a Participant who makes no Salary Reduction Contributions during a Plan Year shall be 0%. Contributions taken into account for purposes of determining the Actual Deferral Percentage test must be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate. In computing the Actual Deferral Percentage, the

Committee may include in subparagraph (i) above, the amount of any Employee contributions which are 100% vested when made and are subject to the same withdrawal restrictions applicable to Salary Reduction Contributions. These contributions shall be named "Qualified Non-Elective Contributions" and shall be placed in the Qualified Non-Elective Contribution Account of only the non-Highly Compensated Employees. If matching contributions are taken into account for purposes of this subparagraph (i), they must meet the requirements applicable to Employer contributions in the preceding sentence and cannot be taken into account under Section 4.02(i). In the event Salary Reduction Contributions are used to satisfy the Actual Contribution Percentage test under
Section 4.02, the Actual Deferral Percentage test must be satisfied both with and without inclusion of the Salary Reduction Contributions used in the Actual Contribution Percentage test.

            The Actual Deferral Percentage for any Employee who is a Highly Compensated Employee for the Plan Year and who has Salary Reduction Contributions allocated to his account under two or more plans of the Employer shall be determined as if all such contributions were made under a single plan. If the above plans have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

            In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, then this Section 3.05 shall be applied by determining the Actual

Deferral Percentages of Participants as if all such plans were a single plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year.

            The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test. The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

            3.06 EXCESS CONTRIBUTIONS. Notwithstanding the foregoing paragraph, with respect to any Plan Year in which Salary Reduction Contributions on behalf of Highly Compensated Employees exceed the applicable limit, the Committee shall reduce the amount of the Excess Contributions made on behalf of the Highly Compensated Employees (by reducing such contributions in order of actual Deferral Percentages beginning with the highest), and shall distribute any Excess Contributions which exist after such reduction, as adjusted by the income or loss allocable to such Excess Contributions, to the affected Highly Compensated Employees no later than March 15 of the year following the Plan Year in which any such Excess Contributions are made, but in no event shall such amounts be distributed later than the end of the Plan Year following the Plan Year in which such Excess Contributions were contributed.

            For purposes of Section 3.06, "Excess Contributions" shall mean, with respect to any Plan Year, the aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of the Highly Compensated Employees over the maximum amount of such contributions permitted by the Actual Deferral Percentage test. The income or loss allocable to the Excess Contributions shall be the sum of (1) the amount determined by multiplying the income or loss allocable to the Participant's accounts containing the Excess Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the Plan Year and the denominator of which is the Participant's account balance in his accounts containing the Excess Contributions as of the Accounting Date of the Plan Year in which the Excess Contribution is made without regard to any gain or loss allocable to such total amount for the Plan Year; and (2) ten (10) percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year in which the Excess Contributions were made and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month.

                                   ARTICLE IV
                             EMPLOYER CONTRIBUTIONS

            4.01 MATCHING CONTRIBUTION. The Employer shall make a fixed matching contribution to each Participant's Matching Contribution Account equal to 50% of the first 6% of such Participant's Salary Reduction Contribution. The Employer may also elect to make a discretionary matching contribution. Although the amount to be contributed for each Plan Year by the Employer as a discretionary matching contribution under this Section 4.01 is purely discretionary any such contributed amounts will be allocated to the Matching Contribution Accounts of each Participant on the basis of a fraction, the numerator of which is equal to the amount of the Participant's Salary Reduction Contribution, and the denominator of which is the sum total of all Participants' Salary Reduction Contributions.

            4.02 LIMITATIONS ON MATCHING CONTRIBUTIONS. The Employer shall not make matching contributions to the Plan which would cause the Plan not to satisfy at least one of the following tests in any Plan Year:

            (a) The Actual Contribution Percentage for the group of Highly Compensated Employees shall not exceed the Actual Contribution Percentage for all other eligible Employees multiplied by 1.25; or

            (b) The Actual Contribution Percentage for the group of Highly Compensated Employees shall not exceed the Actual Contribution Percentage for all other eligible Employees multiplied by 2.0, provided that the Actual Contribution Percentage for the group of Highly Compensated Employees does not exceed the Actual Contribution Percentage for all other eligible Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiply use of this alternative limitation with respect to any Highly Compensated Employee.

For purposes of this Section 4.02, the Actual Contribution Percentage for a specified group of Employees shall be the average of the ratios (calculated separately as a Contribution Percentage for each Employee in the group) of (i) Employee voluntary contributions and the matching contributions under the Plan on behalf of the Employee for the Plan Year, to (ii) the Employee's Compensation for that portion of the Plan Year during which the Employee was eligible to participate. The Contribution Percentage for a Participant who is not allocated a matching contribution shall be 0%. For purposes of determining Contribution Percentages, Salary Reduction Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Employer contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year. In computing Contribution Percentages, the Committee may include in subparagraph
(i) above, Salary Reduction Contributions, except for Salary Reduction Contributions which are properly distributed as excess Annual Additions under
Section 4.07, and base contributions which are 100% vested when made and are not available for withdrawal under any circumstances.

            In computing Contribution Percentages, the Committee shall not include matching contributions that are forfeited either to corr[ILLEGIBLE] Excess Aggregate Contributions under Section 4.03 or because the contributions to which the matching contributions relate are excess deferrals under Section 3.04, Excess Contributions under Section 3.06 or Excess Aggregate Contributions under Section 4.03.

            The Contribution Percentage for any Employee who is a Highly Compensated Employee for the Plan Year and who has matching contributions allocated to his account under two or more plans of the Employer shall be determined as if all such contributions were made under a single plan. If the above plans have different plan years, the plans ending with or within the same calendar year shall be treated as a single plan.

            In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(m). 401(a)(4) or 410(b) of the Code only if aggregated with this Plan then this Section 4.02 shall be applied by determining the Contribution Percentages of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same plan year.

            The determination and treatment of the Contribution Percentage of any Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test.

            4.03 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Excess Aggregate Contributions and income allocable thereto shall be distributed no later than March 15 of the Plan Year following the Plan Year in which any such Excess Aggregate Contributions were made, but in no event shall the Excess Aggeregate Contributions be distributed later than the last day of the Plan Year following the Plan Year in which the contributions giving rise to the Excess Aggregate Contributions were allocated. If Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the

Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

            For purposes of Section 4.03, "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of the aggregate Contribution Percentage amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over the maximum Contribution Percentage amounts permitted by the Actual Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Contributions pursuant to Section
3.06 and then determining Excess Aggregate Contributions pursuant to this
Section 4.03. The Excess Aggregate Contributions to be distributed to a Participant shall be adjusted by the income or loss allocable to such Excess Aggregate Contribution. The income or loss allocable to the Excess Aggregate Contributions shall be the sum of (1) the amount determined by multiplying the income or loss allocable to the Participant's accounts containing the excess amounts for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the Plan Year and the denominator of which is the Participants account balance in the accounts containing the excess amounts as of the Accounting Date of the Plan Year in which the Excess Aggregate Contribution is made without regard to any gain or loss allocable to such total amount for the Plan Year; and (2) ten (10) percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year in which the Excess Aggregate Contributions were made and the date of the distribution, counting the date of distribution if distribution occurs after the 15th day of such month.

            4.04 FORFEITURE OF MATCHING CONTRIBUTIONS. In the event a matching contribution relates to an excess deferral under Section 3.04, or an Excess Contribution under Section 3.06, the matching contribution and income allocable thereto shall be forfeited. The income allocable to a matching contribution shall be determined in accordance with the procedure for determining income allocable to Excess Aggregate Contributions set forth in Section 4.03. Forfeited matching contributions and the income allocable thereto shall be used first for the payment of Plan expenses, and any remaining forfeitures shall be allocated in the manner described in Section 6.05. The forfeited amounts are treated as Annual Additions under the Plan for those Participants from whose Accounts the amounts are forfeited.

            4.05 DISCRETIONARY BASE CONTRIBUTIONS. For each Plan Year, the Employer may contribute to the Trust a discretionary base contribution amount if the Employer deems it advisable. The Employer's base contribution amount will be allocated only to Participants who are employed by the Employer on the last day of the Plan Year and who have been credited with one thousand (1.000) Hours of Hours of Service for that Plan Year, except that a Participant whose service with the employer terminates in a Plan Year due to:

            (a) retirement on or after reaching his Normal Retirement Date,

            (b)death or disability, or

            (c) upon termination of employment with the Employer pursuant to an employment reduction plan during the period November 1, 1996 through and including December 31. 1997,

will also share in the allocation of the Employer's base contribution for the Plan Year. Notwithstanding the foregoing, if a Participant completes 501 or more Hours of Service, regardless of whether he is employed on the last day of the Plan Year, he will receive a base contribution if such contribution is necessary to enable the Plan to satisfy the minimum coverage test of Section 410(b) of the Code or the minimum participation test of Section 401(a)(26) of the Code. The allocation of the Employer's base contribution shall be based on a ratio, the numerator of which is the Participant's Compensation for the Plan Year, and the denominator of which is the total Compensation for all Participants for that Plan Year.

            4.06 EMPLOYER CONTRIBUTIONS. This Plan is intended to be a profit sharing plan to which Employer contributions shall be made without regard to current or accumulated profits. All contributions by the Employer shall be paid to the Trustee not later than the time prescribed by law for filing the federal income tax return of the Employer, including any extensions which have been granted for the filing of such return.

            4.07 LIMITATION ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. If an Employee does not and has not ever received an allocation of Annual Additions, the amount of Annual Additions which the Committee may allocate under this Plan on a Participant's behalf for a Limitation Year shall not exceed the Maximum Permissible Amount. Prior to the determination of the Participant's actual Compensation for a Limitation

Year, the Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Committee shall make this determination on a uniform and reasonable basis for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Committee shall determine the Maximum Permissible Amount for the Limitation Year on the basis of the Participant's Compensation for the Limitation Year.

            If, as a result of the Committee's estimation of the Participant's Compensation, as a result of a forfeiture allocation, or as a result of a reasonable error in determining the amount of Salary Reduction Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, an Excess Amount exists, any Salary Reduction Contributions or nondeductible voluntary contributions will be returned to the Participant. To the extent an Excess Amount still exists, the Committee shall reduce any Employer contributions and forfeitures to the Participant's Accounts at the end of the limitation Year by the Excess Amount, and any remaining Excess Amount shall be carried over to the next Limitation Year. If the Participant is not covered by the Plan as of the end of the Limitation Year, then the Excess Amount will be allocated to the Accounts of all other Participants in the Plan for the Limitation Year before any other amounts are allocated for such Limitation Year.

            If an Employee is a Participant at any time in both a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year may not exceed 1.0.

            The defined benefit plan fraction for any Plan Year is a fraction, the numerator of which is the Participant's projected annual benefit under the plan (determined at the close of the Plan Year) and the denominator of which is the lesser of (1) 1.25 multiplied by the dollar limitation in effect for such Plan Year under Section 415(b)(l)(A) of the Code as adjusted by Section 415(d) of the Code; or (2) 1.4 multiplied by one-hundred percent (100%) of the Participant's average monthly Compensation during the three consecutive years when the total Compensation paid to him was highest, including any adjustment under Section 415(b) of the Code. Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

            The defined contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account Balance as of the close of the Plan Year, (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section

415(1)(2) of the Code, maintained by the Employer) and the denominator of which is the sum of the applicable maximum amounts of Annual Additions which could have been made under Section 4l5(c) of the Code for such Plan Year and for all prior years of such Participant's employment. If the employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the [ILLEGIBLE] of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) of the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

            The applicable maximum amount for any Plan Year shall be equal to the lesser of (1) 1.25 multiplied by the dollar limitation in effect for such Plan Year under Section 415(c)(1)(A) of the Code; or (2) 1.4 multiplied by twenty-five percent (25%) of the Participant's Compensation for such Plan Year. For purposes of this limitation, all defined benefit plans of the Employer, whether or not terminated, are to be treated as one defined benefit plan and all defined contribution plans of the Employer, whether or not terminated, are to be treated as one defined contribution plan.

      The following definitions apply to this Section only:

      (a) "Maximum Permissible Amount" - For Limitation Year, the Maximum Permissible Amount with respect to any Participant shall be the lesser of
      (i) $30,000 (or, if greater, 25% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code), or (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

      (b) "Compensation" - Compensation as defined in Section 1.415-2(d)(10) of the Treasury Regulations.

      (c) "Employer" - The Employer which adopts this Plan as well as any entity which must be aggregated with the Employer pursuant to Sections 414(b),
      (c), (m), (n) or (o) of the Code.

      (d) "Excess Amount" - The excess of the Participant's Annual Additions credited to the Participant's Account for the Limitation Year over the Maximum Permissible Amount. Any Excess Amount shall be held in a suspense account which does not participate in the allocation of the Trust's investment gains and losses. Excess Amounts may not be distributed to Participants or former Participants, except as otherwise provided in
      Section 4.07. Any Excess Amount which is allocated shall be deemed to be an Annual Addition for the Limitation Year in which it is allocated.

      (e) "Limitation Year" - The Plan Year.

      (f) "Projected Annual Benefit" - The annual retirement bench (adjusted if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

            (1) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and

            (2) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                                    ARTICLE V
                            PARTICIPANT CONTRIBUTIONS

            5.01 VOLUNTARY CONTRIBUTIONS. Effective as of the Effective Date no voluntary contributions may be rendered. All voluntary contributions made after December 31, 1986 and the income allocable thereto shall be treated as a separate contract for purposes of the distribution rules under Section 72 of the Code. The Committee shall maintain records of withdrawals, contributions, earnings and losses attributable to each contract.

            Each Participant shall have the right to make withdrawals of his voluntary contributions from the Voluntary Contribution Account, upon prior written notice to the Plan Committee. No withdrawal shall be for less than Two Hundred Fifty Dollars ($250) and only one withdrawal may be made under this
Section 5.01 in any Plan Year. For purposes of this Section 5.01, the Voluntary Contribution Account shall be deemed to include the corresponding sub-accounts, if any of the Historic Account.

            Withdrawals shall be made from pre-1987 voluntary contributions first. After the contract attributable to pre-1987 voluntary contributions is depleted, withdrawals can be made from the other contract.

            5.02 ROLLOVER CONTRIBUTIONS. Any Employee. with the Committee's consent, may contribute cash to the Trust Fund, if the contribution is a Rollover Contribution. For this purpose a Rollover Contribution means (a) an Eligible Rollover Distribution within the meaning of Section 402(c)(4) of the Code; (b) a contribution by an Employee of a distribution received from the qualified plan of another employer provided the

Employee makes the contribution within 60 days of his receipt of a distribution which satisfied the requirements of Section 402(a)(5) of the Code before January 1, 1993 and which satisfied the requirements of Section 402(c)(l) after December 31, 1992; (c) a contribution by an Employee under Section 408(d)(3) of the Code of the balance in an individual retirement account or annuity which amount is attributable to a prior rollover distribution which satisfied the requirements of Section 402(a)(5) of the Code before January 1, 1992 and which satisfied the requirements of Section 402(c)(1) after December 31, 1992; or (d) a direct transfer of the Employee's interest from the trustee of a qualified plan maintained by another employer. Before accepting the Rollover Contribution, the Committee may require the Employee to furnish satisfactory evidence that the proposed transfer is in fact a Rollover Contribution that the Code permits a Employee to make to a qualified plan. The Committee shall not accept any amount from or attributable to any defined benefit plan or other plan which would require the Plan to offer or to provide automatic survivor benefits under
Section 401(a)(11) of the Code. A Rollover Contribution is not an Annual Addition under Section 1.03 or Section 4.07.

            Rollover Contributions are 100% vested at all times and, effective April 1, 1994, follow the distribution restrictions applicable to base contributions.

                                   ARTICLE VI
                             TERMINATION OF SERVICE

            6.01 NORMAL RETIREMENT DATE. Upon reaching his Normal Retirement Date, a Participant shall be fully vested in his Account Balance. A Participant who remains employed after reaching his Normal Retirement Date shall continue to fully participate in this Plan. Upon termination of a Participant's employment for any reason after Normal Retirement Date, the Committee shall direct the Trustee to commence payment the Participant's Account Balance to him (or to his Beneficiary if the Participant is deceased); in accordance with the provisions of Article VII no later than sixty (60) days after the close of the Plan Year in which the Participant's employment terminates.

            6.02 PARTICIPANT DISABILITY. A Participant shall be fully vested in his Account Balance if he is deemed disabled by the Committee. The Committee shall direct the Trustee to commence payment of the Participant's Account Balance to him in accordance with the provisions of Article VII no later than sixty (60) days after the close of the Plan Year in which the Participant is deemed disabled. The Plan shall consider a Participant disabled on the date the Committee determines the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Committee considers will be of long and continued duration. The Committee may require a Participant to submit to a physical examination in order to confirm disability. If the disabled Participant is a member of the Committee, a disinterested third party shall be appointed by the Committee to evaluate the Committee member's condition. The Committee shall apply the provisions of this Section
6.02 in a non-discriminatory, consistent and uniform manner.

            6.03 TERMINATION OF SERVICE PRIOR TO NORMAL RETIREMENT DATE. Upon termination of a Participant's employment prior to Normal Retirement Date (for any reason other than death or disability), the Committee shall direct the Trustee to commence payment of the Participant's vested Account Balance to him (or to his Beneficiary if the Participant is deceased), in accordance with the provisions of Article VII, no later than sixty (60) days after the close of the Plan Year in which the Participant's employment terminates.

            6.04 VESTING-EMPLOYER CONTRIBUTIONS. Amounts credited to a Participant's Matching Contribution Account shall be one hundred percent (100%) vested at all times. A Participant's Base Contribution Account and Historic Account attributable to similar Employer base contribution amounts, shall be one hundred percent (100%) vested upon:

            (a) reaching his Normal Retirement Date (if employed by the Employer on or after that date),

            (b) termination of his employment with the employer as a result of death or disability, or

            (c) termination of employment with the Employer pursuant to an employment reduction plan during the period November 1, 1996 through and including December 31, 1997.

            If a Participant's employment with the Employer terminates prior to his Normal Retirement Date for any reason other than those mentioned above, then for each Year of Service he shall earn a Nonforfeitable percentage of his Base Contribution Account as determined by the following vesting schedule:

                                                   Percent of
                                                 Nonforfeitable
             Years of Service               Date Contribution Account

                   0                                    0%
                   1                                   10%
                   2                                   20%
                   3                                   30%
                   4                                   40%
                   5                                   60%
                   6                                   80%
                   7 or more                          100%

            Notwithstanding the above, the Account Balance of a Participant who as of December 31, 1991 was a participant in the Danbury Pharmacal, Inc. Profit Sharing Plan and who had at least three (3) Years of Service as of such date shall be 50% vested upon completion of four (4) Years of Service.

            For purposes of determining Years of Service under Section 6.04, the Plan shall take into account all Years of Service an Employee completes with the Employer or any entity which is required to be aggregated with the Employer pursuant to Sections 414(b), (c), (m), (n) or (o) of the Code.

            Solely for purposes of determining a Participant's Nonforfeitable percentage of his Base Contribution Account and Historic Account which accrued prior to a Forfeiture Break in Service, the Plan shall disregard any Years of Service after the Participant first incurs a Forfeiture Break in Service. A Participant incurs a Forfeiture Break in Service when he incurs five (5) consecutive one-year Breaks in Service.

            If a Participant who has no vested interest incurs a Break in Service, the Committee shall disregard the Participant's pre-break Years of Service for purposes of determining his vested interest in his post-break Account Balance if the number of the Participant's aggregate one-year Breaks in Service equals or exceeds the greater of five (5) or the number of the Participant's aggregate Years of Service.

            6.05 FORFEITURE AND REPAYMENT. If a Participant terminates employment before his interest in his Base Contribution Account or Historic Account are fully vested, that portion which has not vested shall be forfeited as of the date of his termination of employment. If the value of the Participant's vested Base Contribution Account or Historic Account is zero, the Participant shall be deemed to have received a distribution of such vested Account Balance. If a Participant who has received a distribution of the Nonforfeitable portion of his Account Balance is rehired before he incurs a Forfeiture Break in Service, he may repay to the Trustees an amount equal to the distribution amount. The Participant must make repayment prior to the earlier of the date he would incur a Forfeiture Break in Service after such distribution, or five (5) years after the date on which he is reemployed. Such repayment shall be credited to his Account Balance and an additional amount equal to the forfeited portion of his Base Contribution Account and Historic Account will either be allocated to the Participant's Account Balance out of current forfeitures or contributed by the Employer as of the last day of that Plan Year. It shall be the duty of the Employer to give timely notification to any rehired Employee if such Employee is eligible to make a repayment, of his right to make such a repayment, and of the consequences of not making such repayment. In the case of a terminated Participant who is deemed to have received a distribution, or who did not receive a distribution of his vested account balance upon termination of employment, and who is rehired before he incurs a Forfeiture Break in Service, his forfeited Base Contribution Account and Historic Account shall be restored upon reemployment. In the case of a terminated Participant who does not receive a distribution of the Nonforfeitable portion of his Account Balance and whose service resumes after five (5) consecutive one-year Breaks in Service, the Nonforfeitable Account Balance shall be maintained as a fully vested subaccount within his Base Contribution Account and Historic Account.

            Subject to any restoration allocation of forfeited amounts on behalf of a Participant who repays a distribution as described above and the payment of Plan expenses remaining forfeiture amounts will be allocated to all Participants employed on the last day of the Plan Year who have completed one thousand (1,000) Hours of Service on a per capita basis.

                                   ARTICLE VII
                     TIME AND METHOD OF PAYMENT OF BENEFITS

            7.01 TIME OF PAYMENT OF ACCOUNT BALANCE. Unless the Participant elects in writing, if distribution has not yet commenced pursuant to Sections
6.02 or 6.03, the Committee shall direct the Trustee to commence distribution of a Participant's Account Balance determined as of the Accounting Date coincident with or preceding the event causing distribution no later than sixty (60) days after the close of the Plan Year in which the later of the following events occurs:

            (a) The date the Participant reaches his Normal Retirement Date, or

            (b) The date the Participant terminates service with the Employer.

The Committee shall, however, direct the Trustee to commence distribution no later than the Participant's Required Beginning Date. The Required Beginning Date is April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, notwithstanding the Participant's continued employment; except that any Participant who attained age 70 1/2 before January 1, 1988, and who is not a five percent owner in the Plan Year in which he attained age 66 1/2 or any later Plan Year, need not commence receiving payments hereunder until April 1 of the year following the year in which he actually retires.

            7.02 DEFERRED DISTRIBUTION. A Participant who separates from service prior to attaining age 70 1/2 may request that the Committee direct the Trustee to defer commencement of his distribution until his Required Beginning Date.

            7.03 FORMS OF PAYMENT. The Participant may elect one of the optional forms of payment described herein. The election of such option must be in writing, in such form as the Committee shall prescribe, signed by the Participant and filed with the Committee during the 90 day period preceding the Payment Starting Date. Any election may be revoked by written notice filed with the Committee at least 30 days prior to the Participant's Payment Starting Date. Such distribution may commence less than 30 days after the Participant is advised that he may elect an immediate distribution, provided that:

            (a) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (b) the Participant, after receiving the notice, affirmatively elects a distribution.

            The following optional forms of distribution will be available:

            (a) a lump sum payment:

            (b) installment payments over a period of five years; or

            (c) installment payments over a period often years.

            7.04 PAYMENT UPON DEATH. If distribution of the Participant's Account Balance has commenced in accordance with a method selected pursuant to
Section 7.03 and the Participant dies before his entire interest is distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Participant as of his date of death.

            If a Participant dies prior to the commencement of distribution of his Account Balance, distribution of his Account Balance to his designated Beneficiary shall be completed by December 31 of the calendar year containing the fifth anniversary of his death, unless one of the following exceptions apply:

            (a) If the Participant's Account Balance is payable to or for the benefit of a designated Beneficiary, it may be distributed over a period not extending beyond the life expectancy of such Beneficiary provided such distribution commences no later than the December 31 following the close of the calendar year in which the Participant's death occurred.

            (b) In the event that the Participant's spouse is his designated Beneficiary, distribution to the spouse must commence no later than the later of the December 31 of the calendar year in which the deceased Participant would have attained age 70 1/2 had he survived or the December 31 following the close of the calendar year in which the Participant's death occurred. If the surviving spouse dies before distribution to such spouse has commenced, then the five year distribution requirement of this Section shall apply as if the spouse were the Participant.

            If the Participant has not designated a method of distribution in accordance with (a) or (b) above, the Participant's designated Beneficiary must select the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this action, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority. For purposes of this Section only, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if (b) above is applicable, the date distribution is required to begin to the surviving spouse).

            If the Trustee makes distribution in accordance with the exceptions in either clause (a) or (b), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Account Balance as of the latest Accounting Date preceding the beginning of the calendar year (adjusted by distributions made after the Accounting Date but prior to the end of the calendar year), divided by the designated Beneficiary's life expectancy without recalculation. The Committee shall use the unisex life expectancy multiples under Treasury regulation Section 1.72-9 for purposes of applying this paragraph. In construing this Section 7.04, the method of distribution to the Participant's Beneficiary must satisfy Section 401(a)(9) of the Code and the applicable Treasury regulations.

            7.05 MINIMUM DISTRIBUTION REQUIREMENTS. Notwithstanding anything else to the contrary herein, the Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Account Balance, nor may the Participant elect to have the Trustee distribute his Account Balance over a period extending beyond the Participant's life expectancy or over a period extending beyond the joint life and last survivor life expectancy of the Participant and his designated Beneficiary. The minimum distribution for a calendar year equals Participant's Nonforfeitable Account Balance as of the most recent Accounting Date preceding the calendar year (adjusted for allocations of contributions, forfeitures and distributions made after the Accounting Date but prior to the end of the calendar year, if applicable), divided by the applicable life expectancy or, if the Participant's spouse is not his designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. The applicable life expectancy shall be the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the first distribution calendar year reduced by one for each calendar year which elapsed since the date life expectancy was first calculated. Applicable life expectancies will be determined under the unisex life expectancy multiples under Treasury regulation
Section 1.72-9, and will not be recomputed. The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that distribution calendar year. The first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. All distributions under the Plan must be made in accordance with Section 401(a)(9) of the Code and the Treasury regulations thereunder. To the extent provisions of this Plan are inconsistent with Section 40l(a)(9) of the Code, Section 401(a)(9) of the Code will override such provisions.

            7.06 IMMEDIATE DISTRIBUTION If the Participant's Nonforfeitable Account Balance is $3,500 or less, including voluntary contributions, if applicable, the

Committee will immediately distribute such amount to the Participant without his consent upon his termination of employment. Effective as of January 1, 1998, the preceding reference to $3,500 will be changed to $5,000.

                                  ARTICLE VIII
                                   WITHDRAWALS

            8.01 HARDSHIP WITHDRAWAL. If an Employee elects to withdraw all or any part of his Rollover, Salary Reduction Contribution Account, Qualified Non-Elective Contribution Account, Nonforfeitable Base Contribution Account and his Matching Contribution Account prior to the date he attains age 59 1/2, such withdrawal will require the consent of the Committee and such consent shall be given only if, under uniform rules of application, the Committee determines that the purpose of the withdrawal is to meet heavy and immediate financial needs of the Participant, the amount of the withdrawal does not exceed such financial needs, and the amount of the withdrawal is not reasonably available from the other resources of the Participant. Permitted withdrawals include distributions for (1) payment of college or graduate school tuition and related educational fees for college or graduate school for the next 12 months for the Participant, the Participant's spouse, children or dependents: (2) costs directly related to the purchase of a principal residence for the Participant, excluding mortgage payments; (3) payments necessary to prevent the Participant's eviction from, or foreclosure on the mortgage of, the Participant's principal residence: and (4) expenses for medical care, to the extent not covered by instance, which have either been previously incurred by the Participant, the Participant's spouse or dependents or are necessary for the Participant, the Participant's spouse or dependents to obtain medical care. Other withdrawals will be approved by the Committee on the basis of uniform, nondiscriminatory standards.

            The foregoing definition of hardship may be altered by the Committee, as may be time, amount and manner of distributions under this Section, to the extent required by the Code or applicable regulations. No distributions may be made under this Section with respect to income allocable to Rollover, Salary Reduction Contribution Account, Qualified Non-Elective Contribution Account, Nonforfeitable Base Contribution Account or the Matching Contribution Account amounts. A hardship withdrawal must be at least $250 and limited to only one in any Plan Year.

            8.02 AGE 59 1/2 WITHDRAWALS. A Participant may withdraw any portion of his Salary Reduction Contribution Account and Matching Contribution Account and his Qualified Non-Elective Contribution Account for any reason after attainment of age 59 1/2. Effective June 1, 1996. a Participant may also withdraw any portion of his Rollover Contribution Account for any reason after attainment of age 59 1/2. Effective June 1, 1996, a Participant may also withdraw any portion of his Rollover Contribution Account for any reason after attainment of age 59 1/2. Only one such withdrawal will be permitted in any Plan Year.

                                   ARTICLE IX
                           INVESTMENT OF CONTRIBUTIONS

            9.01 FUNDING VEHICLE. The Employer has entered into a Trust Agreement with the Trustee providing for the establishment of a Trust to which all Salary Reduction Contributions, matching contributions, base contributions, Qualified Non-Elective Contributions, rollover contributions, historic contributions and voluntary contributions, if any, shall be contributed and from which all benefits under the Plan shall be paid.

            9.02 INVESTMENT FUNDS. The Trustee may, pursuant to the direction of the Investment Committee, establish and maintain separate subfunds into which the Participants may direct the investment of their Accounts.

            9.03 INVESTMENT ELECTIONS. If the Trustee maintains separate subfunds pursuant to Section 9.02, each Participant's Account Balance attributable to Salary Reduction Contributions, matching Contributions, rollover contributions and voluntary contributions shall be allocated to any or all of the subfunds, in multiples of five percent (5%), as the Participant shall elect. Effective as of October 1, 1997, the above reference to five percent (5%) is changed to one percent (1%). Such election shall be made by the Participant in writing and shall be filed with the Committee. A Participant's initial election shall be made during the Enrollment Period preceding his entry into the Plan. Separate accounts will be maintained reflecting the interest of each Participant attributable to each subfund.

            9.04 CHANGE IN INVESTMENT ELECTION. Any investment election made by the Participant shall be deemed to be a continuing election until changed. A Participant may change his investment elections on a daily basis. Such change shall be effective only with respect to future amounts deferred from the Participant's Compensation, future matching contributions, and future rollover contributions.

            9.05 TRANSFERS BETWEEN FUNDS. A Participant may direct the Trustee to transfer designated amounts from one subfund to another. A Participant may not direct any money in the Historic Account. A Participant may transfer all amounts on a daily basis. Notwithstanding any provision in this Plan to the contrary, investment elections, changes or transfers, loans, withdrawals decisions, and any other decision or election by a Participant (or Beneficiary) under this Plan may be accomplished by electronic or telephonic means which are not otherwise prohibited by law and which are in accordance with procedures and/or systems permitted by the Committee.

            9.06 INVESTMENT OF EARNINGS. All earnings (whether denominated income, capital gain or otherwise) from investments in each subfund shall be reinvested in the same subfund.

            9.07 LOAN FUNDS. Notwithstanding anything in this Article IX to the contrary, any Employee who borrows from the Trust Fund pursuant to Article X will be treated as having directed the Trustee to allocate such portion of his Account Balance as is equal to the borrowed amount to the Employee's Loan Fund. The Loan Fund, and the promissory note executed by the Employee held therein, remains a part of the Trust Fund, but to the extent of the loan outstanding at any time, the borrowing Employee's Loan Fund alone shares in any interest paid on the loan, and it alone bears any expense or loss it incurs in connection with the loan. The

Trustee may retain in an interest-bearing account any interest and principal paid on the borrowing Employee's loan in the Loan Fund on behalf of the borrowing Employee until the Trustee deems it appropriate to add the amount paid to the Employee's Loan Fund under the Plan (plus interest, if any) back to the Employee's Account Balance, at the same time reducing the amount treated as having been allocated to the Employee's Loan Fund by the amount of principal payments made with respect to the loan.

            9.08 UNIT ACCOUNTING. The Trustee or Administrative Delegate may, for administrative purposes, establish unit values for one or more investment fund (or any portion thereof) and maintain the accounts setting forth each Participant's interest in such investment fund (or any portion there) in terms of such units, all in accordance with such rules and procedures as such Trustee or Administrative Delegate shall deem to be fair, equitable and administratively practicable. In the event that unit accounting is thus established for any investment fund (or any portion thereof) the value of a Participant's interest in that investment fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such investment fund (or any portion thereof) multiplied by the number of units then credited in the Participant.

            9.09 PASS-THROUGH OF VOTING RIGHTS.

                  (a) To the extent that a Participant directs the investment of some portion of his Account Balance under this Article in Employer Stock, all voting, tender, and similar rights shall be passed through to the Participant, and the Participant shall direct the Trustee as to how said rights shall be exercised. With respect to the portion of the Participant's account which has been invested in the other investment options offered under the Plan, the Trustee shall vote all interests held by the Trust in investment options other than Employer Stock and shall do so in the sole interest of Participants and Beneficiaries. For purposes of this Section, "Employer Stock" shall mean qualifying employer securities of the Company (as defined in Section 408(e) of ERISA).

                  (b) Procedures shall be established and maintained to ensure the confidentiality of all information regarding Participants' purchase, holding, and sale of such securities of the Company under this Article as well as Participants' exercise of appurtenant rights under this Section, except to the extent necessary to comply with federal or state law not preempted by ERISA. The Trustee is hereby designated as the fiduciary responsible for ensuring that these confidentiality procedures are adequate and are followed, and shall be further responsible for appointment of an independent fiduciary, who shall not be an affiliate of the Employer, to carry out all activities relating to securities of the Company under this article which the Trustee determines involve the potential for undue employer influence with respect to the direct or indirect exercise of shareholder rights.

                                    ARTICLE X
                                      LOANS

            10.01 LOAN APPLICATIONS. An Employee or a Qualified Beneficiary may make application to the Trustees to borrow from the Trust Fund, and the Trustees may, in their sole discretion, permit such loan, provided that such loans shall be made available to all such Employees and Qualified Beneficiaries on a reasonably equivalent basis. For purposes of determining the maximum loan amount available to an Employee, amounts credited to the Employee's Base Contribution Account will be considered to be a part of his or her Account Balance for purposes of Section 10.02(a)(ii) only if the Employee demonstrates that the reason for the requested loan satisfies the conditions for hardship withdrawal under Section 8.01. A Qualified Beneficiary for this purpose, is a designated Beneficiary who is a party-in-interest as defined in Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended. The authority herein granted to the Trustees to approve loans from the Trust Fund shall not be used as a means of distributing benefits before they otherwise become due. A loan must be in the amount of at least two hundred fifty dollars ($250), and will be made only in multiples of fifty dollars ($50). Only one loan will be granted in any twelve consecutive month period, and no more than two loans may be outstanding at any time.

            10.02 LOAN TERMS AND CONDITIONS.

            (a) The aggregate amount of all such loans to an Employee from this Plan shall not, at the time any such loan is made, exceed the lesser of (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan during the one period ending on the day before the date on which such loan was made, over the outstanding balance of loans from the Plan on the date on which such loan was made, or (ii) fifty percent (50%) of the vested portion of the Employee's Account Balance at the time of the making of such loan. For purposes of this limitation all loans from all qualified plans maintained by the

Employer or by any entity which is required to be aggregated with the Employer pursuant to Sections 414(b). (c), (m) or (o) of the Code must be aggregated.

            (b) Loans shall be made pursuant to notes approved by the Trustees which shall bear a reasonable interest rate equal to the prevailing rate charged by lenders for similar loans and shall specify the time and manner of repayment, as determined by the Trustees.

            (c) Loans shall not be made available to Employees who are Highly Compensated Employees in an amount greater than the amount made available to other Employees.

            (d) For all loans, the Employee must consent in writing within the 90 day period before the making of the loan, to the possible reduction in the Employee's Account Balance if the terms of the loan are not properly fulfilled and fully executed. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. A new consent shall be required if the Account Balance is used for renegotiation, extension, renewal, or other revision of the loan.

            Notwithstanding any other provisions of this Plan, the portion of the Employee's vested Account Balance used as a security interest held by the Plan by' reason of a loan outstanding to the Employee shall be taken into account for purposes of determining the amount of the Account Balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Employee's vested Account Balance (determined without regard to the preceding sentence) is payable to the Beneficiary, then the Account Balance shall be adjusted by first reducing the vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Beneficiary.

            (e) All loans shall be adequately secured. A loan shall be deemed to be adequately secured if the aggregate amount of all such loans to an Employee does not exceed fifty percent (50%) of the vested amount of the Employee's Account Balance at the time of the making of such loan. If, at any time, the aggregate amount outstanding loans to an Employee does exceed that limitation, then the Trustees shall require the Employee to repay the amount of principal balance due on such loans to an amount not in excess of such limitation, or to adequately secure with collateral other than the vested amount of the Employee's Account Balance the amount by which such loans exceed the limitation. The Trustees shall have sole discretion to determine the nature and amount of security required.

                  (f) The period for repayment of a loan issued pursuant to this Section must, by the terms of the note, not exceed five (5) years. Notwithstanding the above, if the purpose or use of the loan, as determined at the time of issuance, is to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the Employee, the period for repayment of the loan may be extended to ten (10) years. Repayment of a loan shall be made through payroll deduction, or if an Employee's employment terminates, the Employee may elect, in the manner prescribed by the Trustees, to make loan repayments directly to the Plan on a substantially level basis (not less frequently than quarterly) within the time period set forth in the promissory note representing the loan. Any loan may be prepaid in full or part at any time. Any loan shall, by its terms, require that repayment to principal and interest be amortized at least quarterly over the period of the loan on a substantially level basis.

            (g) In the event the Employee's employment terminates, the loan shall be accelerated and any amount due shall be paid from the Loan Fund, unless the Employee elects, in the manner prescribed by the Trustees to make, and does make in accordance with such election, loan repayments on a substantially level basis to the Plan (not less frequently than quarterly). Any loan shall be subject to such additional acceleration provisions as shall be determined by the Trustees to be commercially reasonable.

            (h) In the event of default of an active Employee, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan. In the event of default of a terminated Employee, the Trustee shall deduct the total amount of the loan outstanding and any interest and other charges then due and owing from the terminated Employee's Loan Fund securing the Loan.

            (i) No loans will be made to any shareholder-employee or Owner-Employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

            (j) Except to the extent otherwise prohibited by law the deduction of the loan shall be made from the Employee's Account Balance in the following order of priority Rollover Contribution Account, Salary Reduction Contribution Account, Matching Contribution Account, and Base Contribution Account. For purposes of this Section 10.02(j), the Rollover Contribution Account, Salary Reduction Contribution Account, Matching Contribution Account and Base Contribution Account shall be deemed to include the corresponding subaccounts, if any, of the Historic Account.

                                   ARTICLE XI
                       EMPLOYER ADMINISTRATIVE PROVISIONS

            11.01 INFORMATION TO COMMITTEE. The Employer shall supply current information to the Committee as to the name, date of birth, date of employment, annual Compensation, leaves of absence and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Committee shall be conclusive as to all persons.

            11.02 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Committee or the Trustees.

            11.03 INDEMNITY OF COMMITTEE. The Employer indemnifies and holds harmless the members of the Committee, and each of them, from and against any and all loss resulting from liability to which the Committee or members of the Committee may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Plan or Trust or both, including all expenses reasonably incurred in their defense in case the Employer fails to provide such defense. The indemnification provisions of this Section 11.03 shall not relieve any Committee member from any liability he may have under the Code or ERISA for breach of a fiduciary duty.

            11.04 FACILITY OF PAYMENT. If satisfactory evidence is received that a person entitled to receive any benefits is physically incapable or mentally incompetent to receive such payment and give a valid release therefor, and another person or institution has been maintaining or has custody of such person, payment of such benefit may be made to such person or institution and the release of such person or institution shall be a valid and complete discharge of any liability under this Plan.

            11.05 MISSING RECIPIENTS. If the Committee is unable, within three years after any benefit becomes due under the Plan to a Participant or Beneficiary, to make payment because the identity and/or whereabouts of such person cannot be ascertained notwithstanding the mailing of due notice to any last known address or addresses, the Committee shall direct that any such benefits shall be forfeited and used to reduce future contributions; provided, however, that such benefit shall be restored (in an amount equal to the amount forfeited) upon proper claim made by such Participant or Beneficiary prior to the termination of the Plan. In the event a proper claim is made, benefits under this Section shall be restored first from forfeitures, and then from additional Employer contributions made in order to restore such benefits.

                                   ARTICLE XII
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

            12.01 BENEFICIARY DESIGNATION. The Beneficiary of a married Participant shall be the surviving spouse. A married Participant may designate a Beneficiary other than the spouse only if the Participant obtains the written consent of the spouse to the alternate beneficiary, the spouse acknowledges the effect of the consent and the spouse's signature is witnessed by a notary public or Plan representative. Subject to the foregoing limitation, any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustees shall pay his Account Balance in the event of his death. The Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Committee, it effectively shall revoke all designations filed prior to that date by the same Participant.

            12.02 NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary, or if the Beneficiary named by a Participant predeceases him, then the Trustees shall pay the Participant's Account Balance (subject to the provisions of Articles VI and VII) in the following order of priority to:

            (a) The Participant's surviving spouse:

            (b) The Participant's surviving children, including adopted children, in equal shares;

            (c) The Participant's surviving parents, in equal shares; or

            (d) The legal representative of the estate of the last to die of the Participant and his Beneficiary.

            The Committee shall direct the Trustees as to whom the Trustees shall make payment under this Section 12.02.

            12.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Committee such evidence, data or information as the Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Commitee, provided that the Committee shall advise each Participant of the effect of his failure to comply with its request.

            12.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant or Beneficiary at last post office address filed with the Committee, or as shown on the records of the Employer, shall bind the Participant, or Beneficiary, for all purposes of this Plan.

            12.05 ASSIGNMENT OR ALIENATION. Neither a Participant nor a Beneficiary shall anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustees shall not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process. The Committee shall, however, abide by any Qualified Domestic Relations Order as defined in Section 414(p) of the Code and Section

206(d)(3) of ERISA which is served upon the Plan. Procedures relating to any Qualified Domestic Relations Order received by the Committee shall be administered pursuant to Appendix A, attached to this Plan document.

            12.06 NOTICE OF CHANGE IN TERMS. The Committee, within the time prescribed by ERISA and the applicable regulations thereunder, shall furnish all Participants and Beneficiaries with a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

            12.07 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examining copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, as well as any contract or other instrument under which the Plan was established or is operated. The Committee will maintain all of the items listed in this Section 12.07 in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Committee shall furnish him with a copy of any item listed in this Section 12.07. The Committee may make a reasonable charge to the requesting person for the copy so furnished.

            12.08 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Committee shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Committee has denied. The Committee's notice to the Claimant shall set forth:

            (a) The specific reason for the denial:

            (b) Specific references to pertinent Plan provisions on which the Committee based its denial;

            (c) A description of any additional material and information that is needed; and

            (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Committee within seventy-five (75) days after receipt of the Committee's notice of denial of benefits. The Committee's notice must further advise the Claimant that his failure to appeal the action to the Committee in writing within the seventy-five (75) day period will render the Committee's determination final, binding and conclusive.

            If the Claimant should appeal to the Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he or his duly authorized representative feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Committee shall re-examine all facts to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee shall advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event shall the Committee render a decision respecting a denial for a claim for benefits later than one hundred twenty (120) days after its receipt of a request for review.

            The Committee's notice of denial of benefits shall identify the name and address of each member of the Committee to whom the Claimant may forward his appeal.

                                  ARTICLE XIII
             COMMITTEE DUTIES WITH RESPECT TO PARTICIPANT'S ACCOUNT

            13.01 MEMBERS' COMPENSATION AND EXPENSES. The Company shall appoint a Committee to administer the Plan, and an Investment Committee to manage the assets of the Plan, the members of which may or may not be Participants in the Plan. The members of the Committee and the Investment Committee shall serve without compensation for services as such, but the Employer shall pay all expenses of the Committee and the Investment Committee, including the expense for any bond required under ERISA.

            13.02 TERM. Each member of the Committee and the Investment Committee shall serve until his successor is appointed.

            13.03 POWERS. In case of a vacancy in the membership of the Committee and Investment Committee, the remaining members of the Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Committee and Investment Committee pending the filling of the vacancy.

            13.04 GENERAL. The Committee shall have the following powers and duties:

            (a) To select a Secretary, who need not be a member of the Committee;

            (b) To determine the rights of eligibility of an Employee to participate in the Plan;

            (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan;

            (d) To enforce the terms of the Plan and the rules and regulations it adopts;

            (e) To direct the Trustee as respects the crediting and distribution of the Trust;

            (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

            (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

            (h) To engage the services of agents whom it may deem advisable to assist it with the performance of its duties; and

            (i) To exercise broad discretionary authority to determine Employees' and Participants' eligibility for benefits as well as to construe the terms of the Plan.

            The Committee shall exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

            13.05 MANNER OF ACTION. The decision of a majority of the members appointed and qualified shall control.

            13.06 DELEGATION OF FIDUCIARY DUTIES. In accordance with Section 405(c) of ERISA, the Committee is authorized to delegate to specific persons or officers any of its fiduciary responsibilities. Without limiting the foregoing grant of authority, the Committee is specifically authorized to delegate the duties assigned to it under Section 13.04(b)-(i) hereof. Any delegation of fiduciary duty pursuant to this Section must be made in writing and agreed to by a majority of the Committee's members. Such delegation shall not be effective unless and until it is consented to in writing by the persons appointed to perform the fiduciary duty being delegated. Any person or entity to whom the Committee has delegated any administrative functions pursuant to a written agreement shall be referred to as an Administrative Delegate.

            13.07 INDIVIDUAL STATEMENT. As soon as practicable after each calendar quarter of the Plan Year but within the time prescribed by ERISA and the regulations under ERISA, the Committee will deliver to each Participant a statement reflecting the condition of his Account Balance in the Trust as of that date and such other information ERISA requires be furnished to the Participant or Beneficiary. No Participant, except a member of the Committee, shall have the right to inspect the records reflecting the Account Balance of any other Participant.

            13.08 LOAN POLICY. This Section 13.08 specifically authorizes the Trustee of the Plan to establish an Employee loan program and to make loans on a nondiscriminatory basis in accordance with this Plan and the loan policy established by the Committee. The loan policy must be a written document and must include the identity of the person authorized to administer the Employee loan program, a procedure for applying for a loan, the criteria for approving or denying a loan, the limitations, if any, on the types and amounts of loans available, the procedure for determining a reasonable rate of interest, the types of collateral which may secure a loan, and the events constituting default and the steps the Plan will take to preserve Plan assets in the event of default.

                                   ARTICLE XIV
                      FIDUCIARY DUTIES AND RESPONSIBILITIES

            14.01 GENERAL FIDUCIARY STANDARD OF CONDUCT. Each Fiduciary of the Plan shall discharge his duties hereunder solely in the interest of the Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. Each Fiduciary shall act with the care, skill, prudence and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in conducting an enterprise of like character and with like aims, in accordance with the documents and instruments governing this Plan, insofar as such documents and instruments are consistent with this standard.

            14.02 SERVICE IN MULTIPLE CAPACITIES. Any person or group of persons may serve in more than one Fiduciary capacity with respect to this Plan.

            14.03 LIMITATIONS ON FIDUCIARY LIABILITY. Nothing in this Plan shall be construed to prevent any Fiduciary from receiving any benefit to which he may be entitled as a Participant or Beneficiary under this Plan, so long as the benefit is computed and paid on a basis which is consistent with the terms of this Plan as applied all other Participants and Beneficiaries. This Plan shall not be interpreted to prevent any Fiduciary from receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan; except that no person so serving who already receives full-time pay from the Employer shall receive compensation from this Plan, except for reimbursement of expenses properly and actually incurred.

                                   ARTICLE XV
                                 TOP HEAVY RULES

            15.01 MINIMUM EMPLOYER CONTRIBUTION. If this Plan becomes top heavy, the Plan guarantees a minimum contribution of three percent (30%) of Compensation for each Non-Key Employee who is a Participant employed by the Employer on the Accounting Date of the Plan Year. For purposes of determining whether the minimum contribution is satisfied, Salary Reduction Contributions and matching contributions shall be disregarded. The minimum contribution shall not be forfeited under Sections 411(a)(3)(B) or (D) of the Code. The Plan satisfies the guaranteed minimum contribution for the Non-Key Employee if the Non-Key Employee's contribution rate is at least equal to the minimum contribution.

            Notwithstanding the above, if the contribution rate for the Key Employee with the highest contribution rate is less than three percent (3%), the guaranteed minimum contribution for Non-Key Employees shall equal the highest contribution rate received by a Key Employee (provided that the Employer does not also sponsor a defined benefit plan which has designated this Plan to provide the top heavy minimum). The contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's account for the Plan Year dividend by his Compensation for the Plan Year. To determine the contribution rate, the Committee shall consider all qualified defined contribution plans maintained by the Employer as a single plan.

            15.02 ADDITIONAL CONTRIBUTION. If the contribution rate for the Plan Year with respect to a Non-Key Employee described in Section 15.01 is less than the minimum contribution, the Employer will increase its contribution for such Employee to the extent necessary so that his contribution rate for the Plan Year will equal the guaranteed minimum contribution. The Committee shall allocate the additional contribution to the Base Contribution Account of the Non-Key Employee for whom the Employer makes the contribution.

            15.03 DETERMINATION OF TOP HEAVY STATUS. The Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds sixty percent (60%). The top heavy ratio is a fraction, the numerator is the sum of the present value of the Account Balances of all Key Employees as of the Determination Date and distributions made within the five (5) Plan Year period ending on the Determination Date, and the denominator of which is a similar sum determined for all Employees. The Committee shall calculate the top heavy ratio without regard to the Account Balance attributable to any Non-Key Employee who was formerly a Key Employee. The Committee shall calculate the top heavy ratio, including the extent to which it must take into account contributions not made as of the Determination Date, distributions, rollovers and transfers, in accordance with Section 416 of the Code and the regulations thereunder.

            If the Employer maintains other qualified plans (including a simplified employee pension plan) this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds sixty percent (60%). The Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 15.03, taking into account all plans within the aggregation group. The Committee shall calculate the present value of accrued benefits and the other amounts the Committee must take into account under defined benefit plans or simplified employee pension included within the group in accordance with the terms of those plans. Section 416 of the Code and the regulations thereunder. The Committee shall calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

            15.04 LIMITATION ON ALLOCATIONS. If, during any Limitation Year, the Participant is a participant in both a defined contribution plan and a defined benefit plan which are a part of a top heavy group, the Committee shall apply the limitations of Article IV to such Participant by substituting "1.0" for "1.25" each place it appears in Section 4.07. This Section 15.04 shall not apply if:

            (a) The Plan would satisfy Section 15.01 if the guaranteed minimum contribution was one percent (1%) greater than the guaranteed minimum contribution the Committee otherwise would calculate; and

            (b) The top heavy ratio does not exceed ninety percent (90%).

            15.05 TOP HEAVY VESTING SCHEDULE. Notwithstanding the vesting schedule set forth in Section 6.04, if the Plan becomes top heavy as defined in
Section 15.03, for any top heavy Plan Year, a Participant shall earn a Nonforfeitable percentage of his Base Contribution Account as determined by the following vesting schedule:

                                                  Percent of
                                                 Nonforfeitable
           Years of Service                 Base Contribution Account

                  0                                    0%
                  1                                   10%
                  2                                   20%
                  3                                   40%
                  4                                   60%
                  5                                   80%
                  6 or more                          100%

This Section 15.05 does not apply to any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Therefore, such Participant's Nonforfeitable percentage of his Base Contribution Account shall be determined without regard to this Section 15.05.

            If the Plan subsequently ceases to be top heavy, the vesting schedule set forth in Section 6.04 shall again become applicable to all benefits accruing thereafter. Notwithstanding the foregoing, any Participant who has three (3) or more Years of Service when the Plan ceases to be top heavy may elect to have the vesting schedule set forth in this Section 15.05 continue to apply to benefits accruing in the future. The Participant's election shall be made in accordance with Section 16.02. In no event will the change from the vesting schedule set forth in this Section 15.05 to the vesting schedule set forth in Section 6.04 operate to reduce the Nonforfeitable benefits the Participant accrued while the Plan was in top heavy status.

            15.06 DEFINITIONS. For purposes of applying the provisions of this
Article XV:

            (a) "Key Employee" shall mean, as of any Determination Date, any Employee or former Employee, or any Beneficiary thereof, who, at any time during the Plan Year (which includes the Determination
            Date) or during the preceding four Plan Years,

                  (i) is an officer of the Employer who has annual Compensation in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code;

                  (ii) one of the ten Employees owning the largest interests in the Employer with annual Compensation in excess of the dollar limit on Annual Additions to a defined contribution plan under
                  Section 415 of the Code;

                  (iii) a more than five percent (5%) owner of the Employer; or

                  (iv) a more than one percent (1%) owner of the Employer who has annual Compensation of more than $150,000.

            The constructive ownership rules of Section 318 of the Code will apply to determine ownership in the Employer. The Committee will make the determination of who is a Key Employee in accordance with
            Section 416(i)(1) of the Code and the regulations thereunder.

            (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

            (c) "Required Aggregation Group" means: (1) Each qualified plan of the Employer in which at least one Key Employee participates; and
            (2) Any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code. Any terminated plan that covered a Key Employee and was maintained within the five year period ending on the Determination Date shall also be included in the Required Aggregation Group.

            (d) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Sections 401(a)(4) and 410 of the Code. The Committee shall determine which plan to take into account in determining the Permissive Aggregation Group.

            (e) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year.

                                   ARTICLE XVI

                  EXCLUSIVE BENEFIT, AMENDMENT AND TERMINATION

            16.01 EXCLUSIVE BENEFIT. The Employer shall have no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to an Employer, either directly or indirectly nor prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, shall any part of the corpus or income of the Trust Fund, or any asset of the Trust. be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries. Notwithstanding anything else herein to the contrary, expenses of administering the Plan, to the extent not paid by the Employer or otherwise, may be satisfied by payment from the Trust Fund.

            Notwithstanding the foregoing, if the Commissioner of Internal Revenue, upon the Employer's timely request for initial approval of this Plan, determines that the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then the Trustees, upon written notice from the Employer, shall return the Employer's contributions and increments attributable to the contributions to the Employer. The Trustees must make the return of the Employer contribution under this Section 16.01 within one (1) year of a final disposition of the Employer's request for initial approval of the Plan. The Plan and Trust shall terminate upon the Trustees' return of the Employer's contributions.

            The Employer contributes to this Plan on the condition that its contribution is deductible under Section 404 of the Code. If the Employer's contribution is disallowed as a deduction, or if the Employer's contribution is attributable to a mistake of fact, the Trustee shall return to the Employer the amount contributed over, as relevant, the amount that would have been contributed had no mistake of fact occurred, or the amount of the deductible contribution. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount returned. The excess contributions must be returned within one year of the disallowance or mistake. Further, if the amount returned to the Employer would cause any Participant's Account Balance to be reduced to less than the balance which would have been in his Account had the mistaken or nondeductible amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid the reduction. The Trustee may require the Employer to furnish it with whatever evidence the Trustee deems necessary to enable the Trustee to confirm that the amount the Employer has demanded be returned as properly returnable under the Code and ERISA.

            16.02 AMENDMENT BY COMPANY. The Company, through duly authorized action of its Board of Directors, shall have the right at any time and from time to time to amend this Agreement in any manner it deems necessary or advisable including any amendment in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of the Code. An amendment to the Plan's vesting shall not decrease any Participant's Nonforfeitable Account Balance as of the later of the date the amendment is adopted or becomes effective. If the Plan's vesting schedule is amended, each Participant with three (3) or more Years of Service may elect to have the vesting schedule applicable immediately prior to the amendment continue to apply. The period during which such election may be made shall commence with the date the amendment is adopted or deemed to be made shall end on the latest of:

            (1)   60 days after the amendment adopted;

            (2)   60 days after the amendment becomes effective; or

            (3) 60 days after the Participant issued written notice of the amendment by the Employer or Committee.

            No amendment shall authorize or permit any of the Trust Fund (other than the part required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment shall cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and the Company shall not make any amendment which affects the rights, duties or responsibilities of the Trustees or the Committee without the written consent of the affected Trustee or the affected member of the Committee. No amendment shall decrease a Participant's Account Balance or eliminate an optional form of benefit to which the Participant is entitled as a result of service prior to the amendment. The Company shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

            16.03 DISCONTINUANCE. The Company, through duly authorized action of its Board of Directors, shall have the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan. Upon complete discontinuance of contributions, the Account Balance of each affected Participant shall be one hundred (100%) percent Nonforfeitable.

            16.04 FULL VESTING ON TERMINATION. Notwithstanding any other provision of this Plan to the contrary, upon either full or partial termination of the Plan, an affected Participant's right to his Account Balance shall be one hundred percent (100%) Nonforfeitable. The Plan shall terminate upon the first to occur of the following:

            (a) The date terminated by action of the Employer provided the Employer gives the Trustee thirty (30) days' prior notice of termination;

            (b) The date the Employer shall be judicially declared bankrupt or insolvent; or

            (c) The dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as the Employer under this Plan.

            16.65 MERGER. The Trustee shall not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Section 401(a) of the Code and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

            16.06 DIRECT ROLLOVERS. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

            Definitions:

            (a) Eligible rollover distributions: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

            (d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

            16.07 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan or any modification or amendment to the Plan, or in the creation of any Salary Reduction Contribution Account, or the payment of any benefit, shall give any Participant the right to continued employment, or any legal or equitable right against the Employer, an Employee of the

Employer, the Trustee, or their agents or employees, except as expressly provided by the Plan, the Trust, ERISA or the Code or by a separate agreement.

            16.08 STATE LAW. New Jersey law shall determine all questions arising with respect to the provisions of this Plan, except to the extent Federal statute supersedes New Jersey law.

                          SCHEIN PHARMACEUTICAL, INC.
                                      and
                              AFFILIATED COMPANIES
                                RETIREMENT PLANS
                             MASTER TRUST AGREEMENT

THIS AGREEMENT is made and entered into as of September 30, 1997 by and between Schein Pharmaceutical, Inc. ("Company") and American Express Trust Company.

                                    RECITALS

FIRST: The Company and/or certain of its subsidiaries have established the employee pension plans set forth on Schedule A attached to this Agreement and a trust or trusts to fund benefits under the Plans; and

SECOND: The Company desires to create a master trust in order to commingle, solely for investment purposes, the assets of the separate trusts under each of the Plans and to have the American Express Trust serve as trustee of the master trust;

NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties agree as follows:

                                   ARTICLE I

                                  Definitions

1.1 Definitions of Terms.

      (a) "Administrator" means the Committee appointed by the Company to administer the Plans.

      (b) "Business Day" means any day the New York Stock Exchange is open for business.

      (c) "Code" means the Internal Revenue Code of 1986, as amended, or its successor.

      (d) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or its successor.

      (e) "Investment Funds" mean the investment funds designated by the Administrator pursuant to Section 4.2 of this Agreement.

      (f) "Investment Manager" means the person appointed pursuant to Section
      4.3 of this Agreement to manage all or a portion of the assets of the Trust Fund.

      (g) "Plan(s)" mean the plans set forth on Schedule A, as amended.

      (h) "Trust Fund" means the fund maintained pursuant to this Agreement for the exclusive purpose of funding the Plan as provided herein.

      (i) "Trustee" means American Express Trust Company, the nondiscretionary trustee of the Trust.

      (j) "Valuation Date" means each Business Day.

                                    ARTICLE 2

                                   Trust Fund

2.1 Title. The title of the trust created by this Agreement is the Employee Benefit Plans Master Trust Agreement for Schein Pharmaceutical, Inc. and Related Companies (the "Trust").

2.2 Trust Fund. The Trust Fund shall consist of such sums of money or other property as shall from time to time be paid or delivered to the Trustee pursuant to the Plan, plus all income and gains, less losses, distributions, withdrawals and expenses chargeable thereto. The Trust Fund shall be held in trust and dealt with in accordance with the provisions of this Agreement.

2.3 Tax Status of Trust. The Company intends by this Agreement to create a trust forming a part of the Plan which shall meet the requirements for qualification under Section 401(a) of the Code and which shall be exempt from tax pursuant to
Section 501(a) of the Code.

2.4 Appointment of and Acceptance by Trustee. The Company hereby appoints American Express Trust Company as nondiscretionary trustee of the Trust. American Express Trust Company hereby accepts the Trust imposed upon it by this Agreement and covenants and agrees to perform the same as herein expressed.

2.5 Right of the Company to Trust Assets. The Company shall have no rights or claims of any nature in or to the Trust Fund, except as provided by ERISA aznd the Plan.

2.6 Exclusive Benefit of Participants and Beneficiaries. Notwithstanding anything to the contrary contained in this Agreement, or in any amendment thereto, it shall be impossible, except as otherwise provided under ERISA, at any time prior to the satisfaction of all liabilities with respect to the Participants and Beneficiaries of the Plan, for any part of the Trust Fund, other than such part as is required to pay taxes and expenses of administration of the Plan and the Trust (including the payment of Trustee's fees), to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and Beneficiaries.

2.7 Administrator shall direct Trustee. Company authorizes the Administrator to direct and instruct Trustee in a manner consistent with this Agreement.

                                   ARTICLE 3

                Contributions to and Distributions from the Trust

3.1 Receipt of Contributions. The Trustee shall receive and hold as part of the Trust Fund such assets of the Plan as may be transferred to it from time to time and any contributions to the Plan made to the Trust Fund from time to time. The Trustee shall not be required to determine that any contributions are in compliance with the Plan, ERISA or the Code and shall be accountable only for the funds actually received by it. In the case of assets transferred from another trustee, the Trustee shall not be responsible for any actions or inaction of such trustee either prior to or after the transfer of Trust Fund assets. Company represents that any such assets, from time to time so transferred, were part of a qualified trust at the time of the transfer.

3.2 Distributions to Participants. The Trustee, upon the written direction of the Administrator or by any other method authorized by the Administrator and agreed to by the Trustee, shall make distributions from the Trust Fund to such persons, in such manner, in such amounts (but not exceeding the then value of the Trust Fund), and for such purposes as may be specified in the direction of the Administrator. The Trustee may reserve from a distribution such reasonable amounts as the Trustee shall deem necessary to pay its expenses and any tax, charge or assessment attributable to a distribution or may require such release from a taxing authority or such indemnification from the distributee as the Trustee shall deem necessary for the protection of the Trustee.

      The Trustee shall not be liable for making any distribution, failing to make any distribution, or discontinuing any distribution on the direction of the Administrator, or for failing to make any distribution by reason of the Administrators failure to direct that such distribution be made. The Trustee has no duty to inquire whether any direction or absence of direction is in conformity with the provisions of the Plan or whether it is made in good faith without actual notice or knowledge of the changed condition or status of any recipient. The

Company warrants that all such directions are and shall be in accordance with the provisions of the Plan with respect to which such distribution is made. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan, and shall be discharged of any obligation in that respect when the Trustee shall have sent checks and other papers by regular mail, postage prepaid, to such persons and at such addresses as may be furnished by the Company.

                                   ARTICLE 4

                          Investment of the Trust Fund

4.1 Title to Assets. The Trustee is vested with title to all the assets of the Trust Fund and shall have full power and authority to do all acts necessary to carry out its duties hereunder. Participants and Beneficiaries shall not have any right or interest in the Trust Fund except as provided in the Plan. Prior to the time of distribution, neither a Participant nor a Beneficiary (nor a legal representative of a Participant or a Beneficiary) shall have any right, by way of anticipation or otherwise, to assign, encumber, or in any manner dispose of any interest in the Trust except as permitted under the Plan or as required by law or directed by a court of competent jurisdiction.

4.2 Direction. (a) The Administrator will direct the Trustee as to the Investment Funds to be established for investment of Trust Fund assets in accordance with the provisions of the Plan. Except for those Investment Funds that are mutual funds or that are under the investment control of an Investment Manager, the Administrator shall exercise exclusive investment direction and control of the underlying investments of the Investment Funds. To such extent:
(1) the Administrator shall have the power and authority to invest, acquire, manage or dispose of the assets of the Trust Fund and to direct the Trustee with respect to the investment, reinvestment and sale of such assets; and (2) the Trustee does not have any duty to question any direction, to review any securities or other property, or to make any suggestions in connection therewith. The Trustee will promptly comply with any direction given by the Administrator. The Trustee will neither be liable in any manner or for any reason for any loss or other unfavorable investment results arising from its compliance with such direction, nor be liable for failing to invest any assets of the Trust Fund under the management and control of the Administrator in the absence of investment directions regarding such assets.

      (b) The Trustee shall invest in the Investment Funds in accordance with investment directions given by the Participants and Beneficiaries for whose accounts such assets are held, to the extent so provided for in the Plan. All such directions by the Participants or Beneficiaries to the Trustee will be made in writing or by telephone or in such other manner as is acceptable to the Trustee. Participants and Beneficiaries will be deemed fiduciaries for purposes of such investment selection.

      (c) Where the Administrator, a Participant, a Beneficiary or an Investment Manager (except the Trustee as Investment Manager of any assets as provided herein), has the power and authority to direct the investment of any assets of the Trust Fund, the Trustee does not have any duty to question any direction, to review any securities or other property, or to make any suggestions in connection therewith. The Trustee will promptly comply with any direction given by the Administrator, a Participant, a Beneficiary or Investment Manager. The Trustee will neither be liable in any manner or for any reason for any loss or other unfavorable investment results arising from its compliance with such direction, nor be liable for failing to invest any assets of the Trust Fund under the management and control of the Administrator, a Participant, a Beneficiary or an Investment Manager in the absence of investment directions regarding such assets.

4.3 Investment Managers. (a) The Company has the power and authority to appoint one or more Investment Managers as defined in and subject to the requirements of ERISA. Each Investment Manager so appointed will have the power and authority to invest, acquire, manage or dispose of the assets of the Trust Fund under its management and to direct the Trustee with respect to the investment, reinvestment and sale of such assets.

      (b) If the Company elects to delegate investment authority for the assets of all or any portion of the Trust Fund to an Investment Manager pursuant to subsection (a), the Company will inform the Trustee in writing of such designation and such written notice shall describe the portion of the Trust Fund affected. Upon receipt of such notice, the Trustee will be obligated to follow the investment directions of the Investment Manager with respect to the assets of the specified portion of the Trust Fund until the Trustee receives written notice that such Investment Manager has resigned or has been removed or replaced by the Company. The Trustee will not be a party to any agreement between the Company and an Investment Manager, and will have no responsibility with respect to the terms and conditions of such agreement.

      (c) In exercising its authority to delegate investment authority to an Investment Manager, the Company shall have the duty, responsibility and power to
(i) examine and analyze the performance of prospective Investment Managers; (ii) select an Investment Manager or Managers; (iii) determine the portion of the Trust Fund that will be under the management of each Investment Manager; (iv) issue appropriate instructions to the Trustee and to each Investment Manager regarding the allocation of investment authority, (v) review the performance of each Investment Manager at periodic intervals; and (vi) remove any Investment Manager when the Company deems such removal to be necessary or appropriate.

      (d) All directions by an Investment Manger to the Trustee concerning the investment, reinvestment, sale or management of assets of the Trust Fund will be made, in writing or in such other manner as is acceptable to the Trustee, by such person or persons as the Investment Manager designates in writing to the Trustee from time to time.

      (e) An Investment Manager who engages any investment advisor or investment counselor that it deems necessary or appropriate, may provide that directions concerning the investment and reinvestment of the assets of the Trust Fund under its management and control be made directly to the Trustee by such advisor or counselor as the Investment Manager's agent, provided, however, that prior to any such direction by the investment advisor or investment counselor, the Trustee receives written notice from the Investment Manager that the directions of such agent will be considered the directions of the Investment Manager and that the Investment Manager will be responsible for the directions of such agent.

      (f) If an Investment Manger resigns or is removed by the Company, the Company will notify the Trustee in writing of such resignation or removal. Upon actual receipt of such notice, the power and authority to invest and reinvest the assets of the Trust Fund formerly under the control and management of the Investment Manager will return to the Company unless the Company indicates that a successor Investment Manager has been appointed with respect to such assets.

      (g) The fees and expenses of each Investment Manager, except to the extent paid by the Company, shall be paid from the Trust Fund. The Trustee may request a representation from the Company that such payments are allowed under ERISA.

4.4 Investment in a Collective Fund. When so directed by the Administrator or pursuant to investment directions given by Participants or Beneficiaries pursuant to Section 4.2, the Trustee shall invest and reinvest all or a portion of the Trust Fund through any common or collective trust fund or pooled investment fund, including collective investment funds maintained by American Express Trust Company or its successor, for the collective investment of funds held by it in a fiduciary capacity. The 1995 Amended and Restated Declaration of Trust creating the American Express Trust Collective Investment Funds for Employee Benefit Trusts ("Declaration of Trust") is hereby incorporated by reference and made a part of this Agreement. Notwithstanding any other provision of this Agreement, the Trustee may commingle the designated assets from the Trust Fund with the money of trusts created by others, by causing such assets to be invested as a part of any one or more of the collective funds created by the

Declaration of Trust and assets of this Trust Fund so added to any of the collective funds at any time shall be subject to all of the provisions of the Declaration of Trust as it is amended from time to time.

4.5 Trustee as Investment Manager. The Company hereby appoints Trustee to serve as Investment Manager with respect to the Investment Funds set forth in Exhibit B, which Exhibit may be amended from time to time (said Investment Funds hereinafter referred to as the "Account"):

Trustee shall have full discretionary authority to formulate and execute an investment program for the management and investment of the Account, including the authority to:

      (a) buy, sell, exchange, convert or otherwise trade in any stocks, bonds and other investments including money market instruments and investment contracts; and

      (b) place orders for the execution of such investment transactions with or through such brokers, dealers or issuers as Trustee may select; and

      (c) request the issuance of average price confirmations by participating brokers.

Such authority shall be subject to the terms and conditions of this Agreement, the provisions of the Declaration of Trust with respect to any assets in the collective funds as provided in Section 4.4 of this Agreement and any written investment objectives and guidelines as set forth in Exhibit C and incorporated herein by reference. Exhibit C may be changed from time to time as agreed upon by Company and Trustee.

To the extent the Trustee is an Investment Manager, it shall invest and reinvest the principal and income of the Account with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                   ARTICLE 5

                                Trustee's Powers

5.1 Powers Exercisable by the Trustee in its Sole Discretion.

In addition to all other powers and authorities elsewhere in this Agreement specifically granted to the Trustee, the Trustee shall have the following powers and authority, to be exercised in its sole discretion:

(a) To keep any or all securities or other property in the name of a nominee with or without power of attorney for a transfer or in its own name without disclosing its capacity, or in bearer or book-entry form.

(b) To make, execute, acknowledge and deliver any and all instruments deemed necessary or appropriate to carry out the powers herein granted.

(c) To employ suitable agents, including, but not limited to, auditors, actuaries, accountants, and legal and other counsel, and to pay their expenses and reasonable compensation for services to the Trust from the Trust Fund. The Trustee may from time to time consult with legal counsel who may, but need not be, legal counsel for the Company and shall be fully protected in acting or refraining from acting upon the advice of any counsel with respect to legal questions.

(d) To settle securities trades through a securities depository that utilizes an institutional delivery system, in which event the Trustee may deliver or receive securities in accordance with appropriate trade reports or statements given to the Trustee by such depository.

5.2 Powers Exercisable by the Trustee, Subject to the Direction of the Administrator, or an Investment Manager. The Trustee will exercise the following powers upon the direction of the Administrator, or the designated investment Manager.

(a) To invest and reinvest Trust Fund assets in common stocks, preferred stocks, bonds, notes, debentures, mortgages, insurance policies, individual or group annuity contracts, investment contracts, commercial paper, fixed time deposits, money market instruments, mutual funds, collective investment funds or other investments, including investments offered by the Trustee or its affiliates.

(b) To invest and reinvest in stocks and other securities issued by the Company or any subsidiary or affiliate thereof.

(c) To borrow money for the purposes of this Trust upon such terms and conditions as deemed appropriate, and to obligate the Trust Fund for repayment.

(d) To hold cash uninvested and unproductive of income or deposit same with any banking or savings institution, including its own banking department or the banking department of an affiliate.

(e) To exercise any or all conversion and subscription rights with respect to properties held in the Trust Fund.

(f) To hold, acquire, or invest in qualifying Employer securities as defined in ss. 407(d)(5) of ERISA or qualifying Employer real property as defined in ss. 407(d)(4) of ERISA (or both) to the extent that the aggregate fair market value of such securities and property does not exceed the limitations set forth in ss. 407 of ERISA.

5.3 Powers Exercisable by the Trustee Only Upon the Direction of the Administrator. Upon the direction of the Administrator, the Trustee will accept, compromise or otherwise settle any claims by or against the Trust Fund or disputed liabilities due to or from the Trustee with respect to the Trust Fund, including any claim that may be asserted for taxes under present or future laws, or to enforce or contest the same by appropriate legal proceedings.

5.4   Proxies and other Incidents of Ownership.

            Trustee shall deliver or cause to be delivered, to the Administrator or the designated Investment Manager, all notice, prospectuses, finance statements, proxies and proxy soliciting materials relating to investments held hereunder. Except for those Trust Fund assets for which American Express Trust is the Investment Manager, the Trustee shall not vote any proxy or tender offer election, participate in any voting trust, exercise any option or subscription right or join in, dissent from or oppose any merger, reorganization, consolidation, liquidation or sale with respect to any asset held hereunder except in accordance with the timely written instructions of the Administrator. If no such written instructions are received, such proxies, elections and voting trust votes shall not be voted; such options or subscription rights shall not be exercised; and such mergers, reorganizations, consolidation, liquidations or sales shall not be joined, dissented from or opposed.

                                   ARTICLE 6

                                   Accounting

6.1 Valuation. (a) The Trustee will determine the current fair market value of the assets and liabilities of the Trust Fund as of the end of each Valuation Date.

      (b) The fair market value of assets of the Trust Fund will be determined by the Trustee on the basis of such sources of information as it may deem reliable, including (but not limited to) information reported in (i) newspapers of general circulation, (ii) standard financial periodicals or publications,
(iii) statistical and valuation services, (iv) records of security exchanges,
(v) reports of any Investment Manager, insurance company or financial institution that has issued an investment contract to the Trustee or brokerage firm deemed reliable by the Trustee, or (vi) any combination of the foregoing. If the Trustee is unable to value assets from such sources, it may rely on information from the Company, the Administrator, appraisers or other sources, and will not be liable for inaccurate valuation based in good faith on such information.

      (c) The Administrator may, for administrative purposes, establish unit values for one or more Investment Funds (or any portion thereof) and maintain the accounts selling forth each Participant's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as the Administrator shall deem to be fair, equitable and administratively practicable. In the event that unit accounting is thus established for any Investment Fund, the value of a Participant's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment Fund (or any portion thereof) multiplied by the number of units then credited to the Participant.

6.2 Records. The Trustee will keep complete accounts of all investments, receipts and disbursements, other transactions hereunder, and gains and losses resulting from same. Such accounts will be sufficiently detailed to meet the Trustee's duties of reporting and disclosure required under applicable federal and state law. All accounts, books, contracts and records relating to the Trust Fund will be open to inspection and audit at all reasonable times by any person designated by the Administrator.

6.3 Reports. (a) Within 90 days following the close of each Plan Year, and as otherwise directed by the Administrator, and within 30 days following the Trustee's resignation or removal under Article 8 of this Agreement, the Trustee will furnish the Administrator with a written report setting forth the transactions effected by the Trustee during the period since it last furnished such a report and any gains or losses resulting from same, any payments or disbursements made by the Trustee during such period, the assets of the Trust Fund as of the last day of such period (at cost and at fair market value), and any other information about the Trust Fund that the Administrator may reasonably request. The Trustee will certify the accuracy of the report if such certification is required by any applicable federal or state law or regulation.

      (b) Each report submitted pursuant to subsection (a) will be promptly examined by the Administrator. If the Administrator approves of such report, the Trustee will be forever released from any liability or accountability with respect to the propriety of any of its accounts or transactions so reported, as if such account had been settled by judgment or decree of a court of competent jurisdiction in which the Trustee, the Administrator, the Company, and all persons having or claiming any interest in the Trust Fund were made parties. The foregoing, however, is not to be construed to deprive the Trustee of the right to have its account judicially settled if it so desires.

      (c) The Administrator may approve of any report furnished by the Trustee under subsection (a) either by written statement of approval furnished to the Trustee or by failure to file a written objection to the report with the Trustee within 90 days of the date on which the Administrator receives such report.

                                   ARTICLE 7

              Compensation, Rights and Indemnities of the Trustee

7.1 Compensation and Reimbursement. (a) The Trustee will receive reasonable compensation for its services, including investment management services as provided in Section 4.5 herein, as agreed upon in writing from time to time between the Administrator and the Trustee.

      (b) The Trustee will be reimbursed for all reasonable expenses it incurs in the performance of its duties under this Agreement. In this regard, reasonable expenses include (but are not limited to) accounting, consulting, actuarial, valuation of assets and, subject to Section 5.1, legal fees for professional services related to the administration of the Plan and this Agreement.

      (c) Compensation and expenses payable under this Section 7.1 will be paid from the Trust Fund (and may be charged, if applicable, to an appropriate sub-account or subtrust), unless the Company pays such compensation and expenses directly to the Trustee. In addition, the Trustee is directed to pay compensation and expenses for other services provided to the Plan(s) (including but not limited to recordkeeping services) by American Express Trust Company under separate agreement from the Trust Fund, unless the Company pays such compensation and expenses. The Company in its discretion may reimburse the Trust Fund for any compensation and expenses paid from the Trust Fund.

      (d) The Trustee will, as part of its compensation for services provided to the Plan, receive the earnings from any uninvested cash awaiting investment into or distributions from the Trust Fund. The Company agrees that the Trustee may hold such uninvested cash without incurring any liability for the payment of earnings on such uninvested cash.

      (e) In the event the Company files or declares bankruptcy, the Company authorizes the Trustee to make payment from the Trust Fund for any and all fees, expenses or other forms of compensation due under this Section whether or not the fees, expenses or other forms of compensation were earned but not yet paid prior to or after the bankruptcy filing.

7.2 Rights of the Trustee. (a) Whenever in the administration of the Plan a certification or direction is required to be given to the Trustee, or the Trustee deems it necessary that a mailer be approved prior to taking, permitting or omitting any action hereunder, such certification or direction will be fully made, or such matter may be deemed to be conclusively approved, by delivery to the Trustee of an instrument signed either (i) in the name of the Company by its Secretary or Assistant Secretary; or (ii) unless the matter concerns the authority of the Administrator, in the name of the Administrator by the Administrator; and the Trustee may rely upon such instrument to the extent permitted by law. Notwithstanding the foregoing, the Trustee may in its sole discretion accept such other evidence of a matter or require such further evidence as may seem reasonable to it, in lieu of such instrument. The Trustee will be protected in acting upon any notice, resolution, order, certificate, opinion, telegram, letter or other document believed by the Trustee to be genuine and to have been signed by the proper party or parties, and may act thereon without notice to a Participant or Beneficiary.

      (b) The Company will provide the Trustee with specimen signatures of the Administrator and its delegates and the current authorized signers of each Investment Manager. The Trustee will be entitled to rely in good faith upon any directions signed by the Administrator or its appointed delegate, or by any authorized signer of an Investment Manager, and will incur no liability for following such directions.

      (c) The Trustee may accept communications by photostatic teletransmissions with duplicate or facsimile signatures as a delivery of such communications in writing until notified in writing by the Administrator or the Investment Manager that the use of such devices is no longer authorized.

7.3 Indemnification for Following Direction. Upon demand, the Company will immediately indemnify and hold harmless the Trustee from all losses or liabilities, costs and expenses (including reasonable attorneys' fees) to which the Trustee may be subject by reason of any acts taken in good faith in accordance with directions or instructions from the Company, Administrator, an Investment

Manager (other than the Trustee acting in such capacity) or their delegates, Participants or Beneficiaries, or acts omitted in good faith due to absence of directions from the Company, the Administrator, an Investment Manager (other than the Trustee acting in such capacity), Participants or Beneficiaries unless such loss or liability is due to the Trustee's negligence or willful misconduct. This Section 7.3 shall survive the termination of this Agreement.

7.4 Limitation of Liability of Trustee. (a) If the Trustee makes a written request for directions from the Company, the Administrator or an Investment Manager, the Trustee may await such directions without incurring liability. The Trustee has no duty to act in the absence of such requested directions, but may in its discretion take such action as it deems appropriate to carry out the purposes of this Agreement.

      (b) The Trustee is not responsible for determining the adequacy of the Trust Fund to meet liabilities under the Plan, and is not liable for any obligations of the Plan or the Trust Fund in excess of the assets of the Trust Fund.

      (c) The Company indemnifies and holds the Trustee harmless from and against all taxes, expenses (including reasonable attorney fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Trustee resulting directly or indirectly from any act or omission of a predecessor trustee.

7.5 Undertaking for Costs. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers as trustee. In the event that the Trustee must commence or defend any action, administrative, judicial or otherwise, upon notice to the Company the Trustee may retain professionals including legal or financial advisors to represent the Trustee in its capacity as Trustee hereunder. The Company shall promptly pay for the entire cost to retain such professionals. In the event Company does not pay for the cost to retain such professionals, such costs will be paid from the Trust Fund.

7.6 Necessary Parties to Legal Actions. Except as required by Section 502(h) of ERISA, only the Company, the Administrator and the Trustee will be considered necessary parties in any legal action or proceeding with respect to the Trust Fund, and no Participant, Beneficiary or other person having an interest in the Trust Fund will be entitled to notice. Any judgment entered on any such action or proceeding will be binding on all persons claiming under the Trustee. Nothing in this Section 7.6 is intended to preclude a Participant or Beneficiary from enforcing his or her legal rights.

                                   ARTICLE 8

                     Resignation or Removal of the Trustee

8.1 Resignation. The Trustee may resign at any time by delivering to the Company a written notice of resignation, to take effect not less than 60 days after delivery, unless such time period is waived by the Company.

8.2 Removal. The Company may remove the Trustee at any time by delivering to the Trustee a written notice of removal. Such removal will take effect no less than 60 days after delivery of such notice to the Trustee unless such time period is waived by the Trustee.

8.3 Successor Trustee. Upon the resignation or removal of the Trustee, the Company will appoint a successor trustee, which may accept such appointment by execution of this Agreement. In the event that no successor trustee is appointed, or accepts appointment, by the time that the resignation or removal of the Trustee is effective, the Trustee may either. (i) apply to a court of competent jurisdiction for the appointment of a successor trustee or for instructions; or (ii) treat the individual signing this Agreement on behalf of the Company, or his or her successor, as having appointed himself or herself as Trustee and as having filed his or her acceptance of appointment with the Trustee. Any expenses incurred by the Trustee in connection with said application will be paid from the Trust Fund as an expense of administration.

8.4 Settlement. After delivery of notice of the Trustee's resignation or removal, the Trustee is entitled to a settlement of its account from the Trust Fund unless otherwise paid by the Company. The settlement of the Trustee's account may be made at the option of the Trustee either: (a) by judicial settlement in an action instituted by the Trustee in a court of competent jurisdiction, or (b) by agreement of settlement between the trustee and the Company.

8.5 Transfer to Successor Trustee. Upon settlement of the Trustee's account, the Trustee will transfer to the successor trustee the Trust Fund as it is then constituted and true copies of its records relevant to the Trust Fund. Upon the transfer of Trust Fund assets, the Trustee's responsibilities under this Agreement will cease and the Trustee will be discharged from further accountability for all matters embraced in its settlement with respect to those assets, provided, however, that the Trustee executes and delivers the documents and written instruments which are necessary to transfer and convey the right, title and interest in such Trust Fund assets, to the successor trustee. Notwithstanding the foregoing, the Trustee is authorized to reserve such amount as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account. Any balance of such reserve remaining after the payment of such fees and expenses will be paid over to the successor Trustee. Notwithstanding any provision of the Agreement to the contrary, the Trustee may invest and reinvest such reserves in any investment or investment vehicle appropriate for the temporary investment of cash reserves of trusts.

8.6 Duties of the Trustee Prior to Transfer to Successor Trustee. The Trustee's powers, duties, rights and responsibilities under this Agreement will continue, with respect to those Trust Fund assets held by the Trustee, until the date on which the transfer of the Trust Fund assets and delivery of the related documents to the successor trustee under Section 8.5 is completed. The successor trustee will neither be liable or responsible for any act or omission to act with respect to the operation or administration of the Trust Fund under this Agreement prior to the date it receives any Trust Fund assets and related documents, nor be under any duty or obligation to audit or otherwise inquire into or take any action concerning the acts or omissions of the Trustee or any predecessor trustee.

8.7 Powers. Duties and Rights of the Successor Trustee. Upon its receipt of assets of the Trust Fund and the documents related thereto, the successor trustee will become vested with all the estate, power, duties and rights of the Trustee under this Agreement with respect to such assets with the same effect as though the successor trustee were originally named as Trustee hereunder.

                                   ARTICLE 9

                           Amendment and Termination

9.1 Amendment. The Company through its Board of Directors, reserves the right at any time and from time to time to amend, retroactively, if necessary, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee, provided that no such amendment which affects the rights, duties, liabilities or responsibilities of the Trustee may be made without its consent and provided further that no such amendment shall authorize or permit any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries, or permit any portion of the Trust Fund to revert to or become the property of the Company, except as otherwise provided under ERISA.

9.2 Termination. This Agreement and the Trust may be terminated at any time by the Board of Directors of the Company, and this Agreement and the Trust shall terminate in the event that a corporate successor to the Company notifies the Trustee in writing within ninety (90) days following the date it becomes the corporate successor that it does not intend to become a party to this Agreement. In the event of the termination of the Trust as provided herein, the Trustee shall dispose of the Trust Fund in accordance with the written directions of the Company and upon its certification that such direction is in accordance with the terms of the Plan, except that the Trustee may reserve such reasonable amounts as the Trustee may deem necessary for outstanding and accrued charges against the Plan including Trustee's expenses. If the Company fails to provide the Trustee with written directions regarding disposition of the Trust Fund, the Trustee may apply to a court of competent jurisdiction for directions as to the disposal of the Trust Fund. Upon termination of this Trust, the Trustee shall continue to have all of the powers provided in this Agreement as are necessary or desirable for the orderly liquidation and distribution of the Trust Fund.

                                   ARTICLE 10

                                 Miscellaneous

10.1 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns. No assignment (as defined in the Investment Advisors Act of 1940) of this Agreement shall be made by the Trustee without the written consent of the Company; provided, however, that the Trustee may assign this Agreement to the parent company of the Trustee or to a wholly-owned subsidiary of such parent company if such company is organized and chartered as a trust company. Company agrees to promptly notify Trustee in the event there is a corporate successor to the Company.

10.2 Governing Law. This Agreement will be construed and governed in all respects in accordance with applicable federal law, and, to the extent not preempted by such federal law, in accordance with the laws of the State of Minnesota.

10.3 Notices. All notices required to be given pursuant to this Agreement shall be in writing and delivered first class U.S. mail, postage prepaid or by telecopy, telex or facsimile addressed to the appropriate party(ies) at their respective address set forth below, or at any other address of which a party shall have notified the other parties in writing.

            (a)   If to Trustee:

                  American Express Trust
                  Team for the Schein Pharmaceutical, Inc. Plans
                  1200 Northstar West
                  P.O. Box 534
                  Minneapolis, MN 55440-0534

            (b)   If to Company:

                  Human Resources Manager
                  Schein Pharmaceutical, Inc.
                  100 Campus Drive
                  Florham Park, NJ 07932

10.4 Allocation of Responsibility. The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Agreement. Except to the extent imposed by ERISA, no fiduciary of the Plan shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by ERISA or by any regulations or rulings issued thereunder. The Trustee shall not be responsible in any way or any manner in which the Company or the Administrator carry out their respective responsibilities under this Agreement or, more generally, under the Plan.

10.5 Execution of Agreement. This Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

10.6 ERISA Bond. Company hereby represents and warrants that it has obtained a fidelity bond that complies with the bonding provisions of Section 412 of ERISA and that the bond covers every fiduciary of the Plan and every person who handles funds or other property of the Plan including the Trustee and its agents, if any.

10.7 Loans to Participants. Loans to Participants as provided for in the Plan shall be granted and administered by the Administrator. The Trustee shall distribute cash to such Participants who are granted loans in such amount and at such times as the Administrator shall from time to time direct in writing or by any other method authorized by the Administrator. Loan payments collected by the Administrator shall be forwarded to the Trustee. The amount of such loans shall be carried by the Trustee as an asset of the trust equal to the combined unpaid principal balance of all Participants. The Trustee shall rely conclusively upon the determination of the Administrator with respect to the amount of the combined unpaid principal balance of all Participants. The Trustee shall have no responsibility (1) to ascertain whether a loan complies with the provisions of the Plan, (2) for the decision to grant a loan, or (3) for the collection and repayment of a loan.

10.8 Severability. If any provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed and enforced as if such provision, to the extent invalid or unenforceable had not been included.

10.9 Effective Date. The effective date of this Agreement shall be the date assets of the Trust Fund are received and accepted by the Trustee.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SCHEIN PHARMACEUTICAL, INC

By: /s/ Oliver N. Esman
    --------------------------------------

Title: V.P. Human Resources
       -----------------------------------


AMERICAN EXPRESS TRUST COMPANY

By: /s/ [ILLEGIBLE]
    --------------------------------------

Title: Vice President/Senior Trust Officer
       -----------------------------------

                                                                      SCHEDULE A

Participating Plans as of October 1, 1997:

The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates

The Retirement Plan of Schein Bayer Pharmaceutical Services, Inc.

                                                                       EXHIBIT C

[LOGO]

      Trust

================================================================================
                     AMERICAN EXPRESS TRUST INCOME FUND II
                             Investment Guidelines
================================================================================

American Express Trust Income Fund II invests exclusively in units of participation issued by the American Express Trust Income Fund I, and pays American Express Trust a fee for managing the Fund. The fee is equal, on an annualized basis, to 0.45% of the Fund's daily net assets, and is accrued daily as an expense of the Fund.

The investment guidelines for the American Express Trust Income Fund I are as follows:

I.    INVESTMENT OBJECTIVE

      The objective of this Fund is to preserve principal and income while maximizing current income.

      The Declaration of Trust - American Express Trust Collective Investment Funds for Employee Benefit Trusts, as amended from time to time, is hereby made a part of these guidelines by reference. The Fund will be managed in compliance with the provisions of ERISA at all times.

II.   INVESTMENTS

      A. The Fund may invest in Guaranteed Investment Contracts, Bank Investment Contracts, Separate Account GICs, synthetic GICs and other stable value investments that are GIC alternatives (hereinafter collectively referred to as "Contracts"). The Fund may also invest in collective investment funds which invest primarily in the kinds of investments permitted by this Section II.

      B. The Fund may invest in short-term securities issued or guaranteed as to principal by the government of the United States or by instrumentalities or agencies thereof ("U.S. Government Securities"), repurchase agreements collateralized by U. S. Government Securities, bank certificates of deposit, time deposits (including certificates of deposit and time deposits denominated in Eurodollars), bankers acceptances and letters of credit issued by U.S. banks and U.S. subsidiaries or branches of foreign banks with capital, surplus and undivided profits (as of the date of the most recently published annual financial statements) in excess of $100 million.

            The Fund may also invest in readily marketable short-term commercial paper, and floating rate notes rated (on the date of investment) A-1 or P-1 by Standard & Poor's Corporation (S&P) or by Moody's Investors Service Inc. (Moody's), respectively. Investments may also be made in the American Express Trust Money Market Fund I or in other short-term pooled investment funds, provided the funds invest primarily in the kinds of investments permitted by this Section II.B. of the Guidelines.

      C. No other categories of investment are contemplated for inclusion in the Fund's portfolio at this time. All assets of the Fund must meet American Express Trust's internal credit quality standards at the time of purchase.

III.  ASSET MIX

      The Fund shall maintain short-term investments of at least 10% of Fund assets. At IDS Trust's discretion, up to 100% of the Fund may be placed in short-term investments.

      The Fund shall also maintain Contracts which provide for benefit responsive payments, such that the value of the benefit responsive Contracts plus short-term investments equals at least 25% of Fund assets.

IV.   MATURITY

      Average maturity of all Fund assets will normally range between 2.0 and
      3.5 years. The Fund may purchase assets with no stated maturity; such assets will be treated as having a maturity date as of the date the asset may be liquidated at book value or converted at book value to a fixed maturity asset. Certain assets will be treated as having a maturity date equal to the asset's duration or average maturity, when that is more representative of the asset's true maturity than the final maturity date.

V.    DIVERSIFICATION

      The Fund may purchase Contracts from any one issuer such that the total value of Contracts from that issuer is not more than fifteen percent of Fund assets at the time of purchase. For synthetic GICs or GIC alternatives the issuer will be treated, for diversification purposes, as the combination of the book value payment guarantor and investment adviser for the underlying assets. Contracts with any one book value payment guarantor will be limited to no more than twenty-five percent of Fund assets at the time of purchase.

VI.   WITHDRAWALS

      All withdrawals from the Fund will be handled as expeditiously as possible without sacrificing the principal of the Fund. Plan sponsors making this Fund available to their plan's participants should view this as a long-term commitment between the American Express Trust Income Fund I and the sponsor's plan.

      Only those qualified plans that provide for individual participant accounts will be eligible to invest in this Fund. As Trustee of the Income Fund I, American Express Trust will honor, on a timely basis, individual participant's requests for withdrawal from the Fund. The Fund maintains short-term investments and certain benefit responsive contracts for liquidity purposes to help meet individual participant's withdrawal requests.

      It is intended that the Fund's investments will be held to maturity under usual circumstances. A substantial portion of this Fund will be invested in Contracts which may not be readily liquidated without substantial loss of principal. As a result, up to one year may be taken to honor a request for withdrawal originating from a participating plan's sponsor. In the event of such a deferred withdrawal, the Fund's unit value would be determined as of the close of business on the business day prior to the date the withdrawal actually took place, not as of the date of the original request for withdrawal by the participating plan's sponsor.

VII.  VALUATION

      All investments held in the Fund's portfolio will be valued in accordance with the provisions of the Declaration of Trust.

      We have reviewed these Investment Guidelines and hereby affirm that they are in accord with the Investment Policy of the qualified retirement plan for which utilization of this Collective Fund is intended.

                                                           Please type or print.

                                               NAME: Oliver N. Esman
                                                     ---------------------------

                                              TITLE: V.P. Human Resources
                                                     ---------------------------

                                            COMPANY: Schein Pharmaceutical, Inc.
                                                     ---------------------------

                                               DATE: 9/30/97
                                                     ---------------------------


                              SIGNATURE: /s/ Oliver N. Esman
                                         ---------------------------------------

                          Schein Pharmaceutical, Inc.
                            BALANCED LIFESTYLE FUND
                             Investment Guidelines

I.    Investment Objective

      The Balanced Lifestyle Fund ("Fund") seeks to create a diversified portfolio with a balanced risk profile consistent with individuals who wish to have the majority of their assets in Fixed Income and Growth and Income securities. The Fund invests in the Schein Pharmaceutical, Inc. Pooled Stable Value Fund, PIMCO Total Return Fund (Administrative Class), Vanguard Growth and Income Portfolio, T. Rowe Price International Stock Fund, and the PBHG Growth Fund. The Lifestyle Fund will be managed in compliance with the provisions of ERISA at all times.

II.   Investments

      A.    Stable Capital

            Fifteen percent of new investments in the Fund shall be invested in the Pooled Stable Value Fund, a pooled GIC fund. The investment objective of the Pooled Stable Value Fund is to preserve principle and income while maximizing current income.

      B.    Fixed Income

            Thirty-five percent of new investments in the Fund shall be invested in the PIMCO Total Return Fund (Administrative Class). The investment objective of the PIMCO Total Return Fund (Administrative Class) is to maximize total return, while preserving capital. The PIMCO Total Return Fund (Administrative Class) invests in U.S. Government and corporate debt securities, mortgage and other asset backed securities. While the goal is to protect investments, this fund does invest in below grade bonds and international bonds.

      C.    Growth and Income

            Thirty percent of new investments in the Fund shall be invested in the Vanguard Growth and Income Portfolio. The investment objective of the Vanguard Growth and Income Portfolio is to achieve a total rate of return that is greater than that of the S&P 500 Index. This find invests in securities included in the S&P 500 Index.

      D.    Growth

            Ten percent of new investments in the Fund shall be invested in the T.Rowe Price International Stock Fund and ten percent in the PBHG Growth Fund. The investment objective of the T.Rowe Price International Stock Fund is long-term growth of capital by investing primarily in established foreign companies. The investment objective of the PBHG

            Growth Fund is capital appreciation. The PBHG Growth Fund invests predominantly in common stocks of small and mid-sized U.S. growth companies.

III.  Rebalancing

      American Express Trust Company shall be responsible for rebalancing the Fund to the initial target allocation percentages on a quarterly basis, on the business day prior to the last business day of each quarter. The target allocation percentages are as follows:

            15%   Pooled Stable Value Fund
            35%   PIMCO Total Return Fund (Administrative Class)
            30%   Vanguard Growth and Income Portfolio
            10%   T.Rowe Price International Stock Fund
            10%   PBHG Growth Fund

IV.   Investment Agent Accounting Fee

      American Express Trust Company will act as investment agent in regards to operational accounting functions. The investment agent accounting fee for this service will be twenty-five basis points until March 31, 1998. Beginning April 1, 1998, the fee will be twenty basis points. This expense will not be factored into the daily NAV, but billed quarterly directly to Schein Pharmaceutical, Inc. for payment by the Company or taken from the forfeitures held within the Plan, as directed by the Company.

These Investment Guidelines have been reviewed and are in accord with the investment policy of the qualified retirement plan for which investment is intended.

Schein Pharmaceutical, Inc. delegates it's authority to appoint an investment manager or to select the individual funds to be used in designing the blended portfolios that will be used in The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates ("Plan"), to the Committee for the Plan. The Committee accepts the appointment as the selector and the investment manager of the above Lifestyle Fund.

The Committee for the Plan agrees that by accepting this appointment, the committee individually and jointly assumes the same powers, responsibilities and liabilities that an investment manager would have and further will be held to the same standard that all investment managers would be held.

Schein Pharmaceutical, Inc.

SIGNED: /s/ Oliver N. Esman
        -----------------------------

TITLE: Vice President
       ------------------------------

DATE: 10-23-97
      -------------------------------


Schein Pharmaceutical, Inc. Committee

SIGNED: /s/ Oliver N. Esman
        -----------------------------

TITLE: Vice President
       ------------------------------

DATE: 10-23-97
      -------------------------------

                          Schein Pharmaceutical, Inc.
                          CONSERVATIVE LIFESTYLE FUND
                             Investment Guidelines

I.    Investment Objective

      The Conservative Lifestyle Fund ("Fund") seeks to create a diversified portfolio with a conservative risk profile consistent with individuals who wish to have the majority of their assets in Stable Capital and Fixed Income securities. The Fund invests in the Schein Pharmaceutical, Inc. Pooled Stable Value Fund, PIMCO Total Return Fund (Administrative Class), Vanguard Growth and Income Portfolio, T. Rowe Price International Stock Fund, and the PBHG Growth Fund. The Lifestyle Fund will be managed in compliance with the provisions of ERISA at all times.

II.   Investments

      A.    Stable Capital

            Forty percent of new investments in the Fund shall be invested in the Pooled Stable Value Fund, a pooled GIC fund. The investment objective of the Pooled Stable Value Fund is to preserve principle and income while maximizing current income.

      B.    Fixed Income

            Thirty percent of new investments in the Fund shall be invested in the PIMCO Total Return Fund (Administrative Class). The investment objective of the PIMCO Total Return Fund (Administrative Class) is to maximize total return, while preserving capital. The PIMCO Total Return Fund (Administrative Class) invests in U.S. Government and corporate debt securities, mortgage and other asset backed securities. While the goal is to protect investments, this fund does invest in below grade bonds and international bonds.

      C.    Growth and Income

            Twenty percent of new investments in the Fund shall be invested in the Vanguard Growth and Income Portfolio. The investment objective of the Vanguard Growth and Income Portfolio is to achieve a total rate of return that is greater than that of the S&P 500 Index. This fund invests in securities included in the S&P 500 Index.

      D.    Growth

            Five percent of new investments in the Fund shall be invested in the
            T. Rowe Price International Stock Fund and five percent in the PBHG Growth Fund. The investment objective of The T. Rowe Price International Stock Fund is long term growth of capital by investing primarily in established foreign companies. The investment objective of the PBHG

            Growth Fund is capital appreciation. The PBHG Growth Fund invests predominantly in common stocks of small and mid-sized U.S. growth companies.

III.  Rebalancing

      American Express Trust Company shall be responsible for rebalancing the Fund to the initial target allocation percentages on a quarterly basis, on the business day prior to the last business day of each quarter. The target allocation percentages are as follows:

            40%   Pooled Stable Value Fund
            30%   PIMCO Total Return Fund (Administrative Class)
            20%   Vanguard Growth and Income Portfolio
            5%    T.Rowe Price International Stock Fund
            5%    PBHG Growth Fund

IV.   Investment Agent Accounting Fee

      American Express Trust Company will act as investment agent in regards to operational accounting functions. The investment agent accounting fee for this service will be twenty-five basis points until March 31, 1998. Beginning April 1, 1998, the fee will be twenty basis points. This expense will not be factored into the daily NAV, but billed quarterly directly to Schein Pharmaceutical, Inc. for payment by the Company or taken from the forfeitures held within the Plan, as directed by the Company.

These Investment Guidelines have been reviewed and are in accord with the investment policy of the qualified retirement plan for which investment is intended.

Schein Pharmaceutical, Inc. delegates it's authority to appoint an investment manager or to select the individual funds to be used in designing the blended portfolios that will be used in The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates ("Plan"), to the Committee for the Plan. The Committee accepts the appointment as the selector and the investment manager of the above Lifestyle Fund.

The Committee for the Plan agrees that by accepting this appointment, the committee individually and jointly assumes the same powers, responsibilities and liabilities that an investment manager would have and further will be held to the same standard that all investment managers would be held.

Schein Pharmaceutical, Inc.

SIGNED: /s/ Oliver N. Esman
        -----------------------------

TITLE: Vice President
       ------------------------------

DATE: 10-23-97
      -------------------------------


Schein Pharmaceutical, Inc. Committee

SIGNED: /s/ Oliver N. Esman
        -----------------------------

TITLE: Vice President
       ------------------------------

DATE: 10-23-97
      -------------------------------

                          Schein Pharmaceutical, Inc.
                           AGGRESSIVE LIFESTYLE FUND
                             Investment Guidelines

I.    Investment Objective

      The Aggressive Lifestyle Fund ("Fund") seeks to create a diversified portfolio with an aggressive risk profile consistent with individuals who wish to have the majority of their assets in Growth and Income and Growth securities. The Fund invests in the PIMCO Total Return Fund (Administrative Class), Vanguard Growth and Income Portfolio, T. Rowe Price International Stock Fund, and the PBHG Growth Fund. The Lifestyle Fund will be managed in compliance with the provisions of ERISA at all times.

II.   Investment

      A.    Fixed Income

            Twenty-five percent of new investments in the Fund shall be invested in the PIMCO Total Return Fund (Administrative Class). The investment objective of the PIMCO Total Return Fund (Administrative Class) is to maximize total return, while preserving capital. The PIMCO Total Return Fund (Administrative Class) invests in U.S. Government and corporate debt securities, mortgage and other asset backed securities. While the goal is to protect investments, this fund does invest in below grade bonds and international bonds.

      B.    Growth and Income

            Forty-five percent of new investments in the Fund shall be invested in the Vanguard Growth and Income Portfolio. The investment objective of the Vanguard Growth and Income Portfolio is to achieve a total rate of return that is greater than that of the S&P 500 Index. This find invests in securities included in the S&P 500 Index.

      C.    Growth

            Fifteen percent of new investments in the Fund shall be invested in the T.Rowe Price International Stock Fund and fifteen percent in the PBHG Growth Fund. The investment objective of the T.Rowe Price International Stock Fund is long-term growth of capital by investing primarily in established foreign companies. The investment objective of the PBHG Growth Fund is capital appreciation. The PBHG Growth Fund invests predominantly in common stocks of small and mid-sized U.S. growth companies.

III.  Rebalancing

      American Express trust company shall be responsible for rebalancing the Fund to the initial target allocation percentages on a quarterly basis, on the business day prior to the last business day of each quarter. The target allocation percentages are as follows:

            25%   PIMCO Total Return Fund (Administrative Class)
            45%   Vanguard Growth and Income Portfolio
            15%   T.Rowe Price International Stock Fund
            15%   PBHG Growth Fund

IV.   Investment Agent Accounting Fee

      American Express Trust Company will act as investment agent in regards to operational accounting functions. The investment agent accounting fee for this service will be twenty-five basis points until March 31, 1998. Beginning April 1,1998, the fee will be twenty basis points. This expense will not be factored into the daily NAV. but billed quarterly directly to Schein Pharmaceutical, Inc. for payment by the Company or taken from the forfeitures held within the Plan, as directed by the Company.

These Investment Guidelines have been reviewed and are in accord with the investment policy of the qualified retirement plan for which investment is intended.

Schein Pharmaceutical, Inc. delegates it's authority to appoint an investment manager or to select the individual funds to be used in designing the blended portfolios that will be used in The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates ("Plan"), to the Committee for The Plan. The Committee accepts the appointment as the selector and the investment manager of the above Lifestyle Fund.

The Committee for the Plan agrees that by accepting this appointment, the committee individually and jointly assumes the same powers, responsibilities and liabilities that an investment manager would have and further will be held to the same standard that all investment managers would be held.

Schein Pharmaceutical, Inc.

SIGNED: /s/ Oliver N. Esman
        -----------------------------

TITLE: Vice President
       ------------------------------

DATE: 10-23-97
      -------------------------------


Schein Pharmaceutical, Inc. Committee

SIGNED: /s/ Oliver N. Esman
        -----------------------------

TITLE: Vice President
       ------------------------------

DATE: 10-23-97
      -------------------------------

                          Schein Pharmaceutical, Inc.
               The Retirement Plan of Schein Pharmaceutical, Inc.
                                  & Affiliates
                       Administrative Services Agreement

                          Schein Pharmaceutical, Inc.
               The Retirement Plan of Schein Pharmaceutical, Inc.
                                  & Affiliates
                       Administrative Services Agreement
                               Table of Contents

PREAMBLE ......................................................................1

Article I.     DEFINITIONS ....................................................1

               I.A.   Agreement
               I.B.   American Express Participant Services Line (Service Line)
               I.C.   Business Day
               I.D.   Deny
               I.E.   ExpressLink(SM)
               I.F.   Final Conversion Date
               I.G.   Grant
               I.H.   Hardship Loans
               I.I.   Investment Fund(s)
               I.J.   Participant
               I.K.   Performance Guarantee
               I.L.   PIN
               I.M.   Plan Text
               I.N.   Prior Recordkeeper
               I.O.   Prior Trustee
               I.P.   Process
               I.Q.   Reverse Feed
               I.R.   Transaction
               I.S.   Transaction Guidelines
               I.T.   Trustee

Article II.    RECORDKEEPING CONVERSION SERVICES ..............................4

Article III.   ONGOING SERVICES ...............................................5

               III.A. Investment and Allocation of Plan Contributions III.B. Information and Transaction Requests

Article IV.    MISCELLANEOUS ..................................................8

               IV.A.  Services
               IV.B.  Reports to the Company
               IV.C.  Reports to Participants
               IV.D.  ExpressLink(SM)
               IV.E.  IRC ss.401(k) and IRC ss.401(m) Nondiscrimination
                      Testing
               IV.F.  IRC ss.415(c) Compliance Testing
               IV.G.  PIN Maintenance
               IV.H.  Domestic Relations Orders

               IV.I.  Required Minimum Distributions
               IV.J.  Distributions Under $5,000
               IV.K. Service of Subpoenas or Other Legal Process IV.L. Employee, Participant, and Beneficiary Data IV.M. Participant Disability
               IV.N.  Participant Reinstatements
               IV.0.  Forms
               IV.P.  Authorized Representatives
               IV.Q.  Service Fees and Express
               IV.R.  Plan Amendments and Other Changes
               IV.S.  Liability and Indemnification
               IV.T.  Termination of Agreement
               IV.U. Amendment, Modification or Waiver of Agreement IV.V. No Assignment
               IV.W.  Confidential Information
               IV.X.  Entirety of Agreement
               IV.Y.  Validity
               IV.Z. Construction and Consent to Jurisdiction IV.AA. Computer System Maintenance
               IV.AB. Counterparts
               IV.AC. Headings
               IV.AD. Notice and Waiver of Notice
               IV.AE. Pooled Fund Agreements
               IV.AF. Verification of Account Information

                                   Exhibit A

DELEGATION OF CERTAIN MINISTERIAL FUNCTIONS .................................A.l

                                   Exhibit B

OPERATING PROCEDURES FOR THE PROCESSING OF DELEGATED MINISTERIAL
FUNCTIONS ...................................................................B.1

Article I.     Procedures Applicable to All Transactions
Article II.    Procedures Applicable to Beneficiary Services
Article III. Procedures Applicable to Changes of Contribution Rates, Suspensions, or Resumption of Contributions
Article IV.    Procedures Applicable to Rollovers to the Plan
Article V.     Procedures Applicable to Participant Loans
Article VI.    Procedures Applicable to Participant Hardship Loans
Article VII.   Procedures Applicable to a Single-sum Loan Payoff
Article VIII. Procedures Applicable to In-service Withdrawals (Excluding Direct Rollovers)
Article IX. Procedures Applicable to Distributions upon Termination of Employment of Disability (Excluding Direct Rollovers)
Article X. Procedures Applicable to Distributions in the Event of Death of a Participant
Article XI.    Procedures Applicable to Direct Rollovers from the Plan

                                   Exhibit C

AUTHORIZED REPRESENTATIVES ..................................................C.1

                                   Exhibit D

FEE SCHEDULE ................................................................D.1

                                   Exhibit E

CONSERVATIVE LIFESTYLE FUND .................................................E.1

                                   Exhibit F

BALANCED LIFESTYLE FUND .....................................................F.1

                                   Exhibit G

AGGRESSIVE LIFESTYLE FUND ...................................................G.1

                                   Exhibit H

POOLED GIC SERVICES AGREEMENT ...............................................H.1

                                   Exhibit I

Performance Guarantee .......................................................I.1

                          Schein Pharmaceutical, Inc.
        The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates
                       Administrative Services Agreement
                                October 1, 1997

THIS ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") is entered into and made effective as of October 1, 1997 by and among Schein Pharmaceutical, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), the "Plan" Committee, and American Express Trust Company, a corporation organized under the laws of the State of Minnesota ("American Express Trust").

                                   Witnesseth

WHEREAS, the Company has established and continues to maintain The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates, as amended, (the "Plan") for certain eligible employees of the Company and its participating subsidiaries; and

WHEREAS, the Committee has been assigned certain responsibilities with respect to administration of certain aspects of the Plan; and

WHEREAS, the Committee desires to have American Express Trust furnish certain ministerial services that are necessary in the administration of certain aspects of the Plan; and

WHEREAS, American Express Trust is willing to provide such services in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Committee, and American Express Trust hereby agree to the following terms and conditions:

I.    DEFINITIONS

      For purposes of this Agreement, the following words and phrases will have the meanings stated below unless a different meaning is specified:

      A. "Agreement" means this Administrative Services Agreement and each of the Exhibits, Exhibits A through H attached hereto.

      B. "American Express Participant Services Line" or "Services Line" means the 24-hour toll-free telephone service line made available to Participants after the Final Conversion Date to request account information and Transactions. The Participant will initially access a front end voice mail system, and will be given the option to use the 24-hour interactive voice response system or to speak with a service representative on any Business Day between 6:00 a.m. Central time and 9:00 p.m. Central time.

      C. "Business Day" means any day the New York Stock Exchange is open for business.

      D. "Deny" (or "Denies" or "Denied" or "Denial" as used in context) means the action taken by American Express Trust to refuse to execute a Transaction. American Express Trust will have no discretion to Deny a Transaction but will Process each Transaction in accordance with the Transaction Guidelines and in accordance with the procedures described in Exhibit B of the Agreement.

      E. "ExpressLink(SM)" is a pc application that resides at Company's location and integrates remote access technologies to allow the Company to access Participant level information, send and receive electronic mail, view, download and print monthly reports, and query on plan level information.

      F. "Final Conversion Date" means the Business Day on which all of the following are completed: 1) account balances of Participants as provided by the Prior Recordkeeper are reconciled to assets of the Plan received by the Trustee from the Prior Trustee; 2) Participant account balances are established on the American Express Trust recordkeeping system and invested in the Investment Funds then comprising the trust for the Plan; 3) investment gains or losses from the Business Day on which assets are received from the Prior Trustee through the current Business Day are allocated to Participant accounts on the American Express Trust recordkeeping system; and 4) total Participant account balances on the American Express Trust recordkeeping system are reconciled to total assets of the Plan. See also Article II.E of this Agreement.

      G. "Grant" (or "Grants" or "Granted" as used in context) means the action taken by American Express Trust to execute a Transaction American Express Trust will have no discretion to Grant a Transaction, but will Process each

            Transaction in accordance with the Transaction Guidelines and in accordance with the procedures described in Exhibit B of this Agreement.

      H. "Hardship Loan(s)" means one or more loans taken due to a hardship on the part of the participant. Valid hardships are uninsured medical expenses, purchase of a primary residence, post-secondary education assistance, or prevention of foreclosure of primary residence.

      I. "Investment Fund(s)" means one or more of the investment funds under the Plan established by the Trustee at the direction of the Committee.

      J.    "Participant" means a participant in the Plan.

      K. "Performance Guarantee" means specific time standards developed by American Express Trust for the execution of Transactions and the provision of reports. These standards will be communicated to the Committee after two quarterly cycles of Plan operation following Final Conversion Date and agreed upon by the Company and American Express Trust.

      L. "PIN" means the personal identification number assigned by American Express Trust to a Participant.

      M. "Plan Text" means the specific text approved by the Committee and used by service representatives in communicating Plan provisions to Participants via the Service Line.

      N. "Prior Recordkeeper" means Mercer, participant recordkeeper for the Plan prior to October 1, 1997.

      0. "Prior Trustee" means State Street, trustee of the trust established for assets of the Pan prior to October 1, 1997.

      P. "Process" (or "Processed" or "Processing" as used in context) means the tasks that comprise American Express Trust's review and execution of or refusal to execute a Transaction, and the production and mailing of forms, checks, and written confirmations relative to a particular Transaction.

      Q. "Reverse Feed" means the Bi-weekly transmission of data from American Express Trust to the Company, by means of magnetic tape or other electronic medium, as mutually agreed upon by American Express Trust and the Company, in American Express Trust's format.

      R. "Transaction" means an activity or process permitted under the terms of the Plan and listed in Exhibit A of this Agreement.

      F. Between October 1, 1997 and Final Conversion Date, no Plan activity will be implemented by American Express Trust except the processing of contributions to the Plan. Participants will not be allowed to transfer any portion of their account balance among the Investment Funds from October 1, 1997 until the Services Line is initially made available to Participants.

III.  ONGOING SERVICES

      A.    Investment and Allocation of Plan Contributions

            1. On a bi-weekly basis, the Company will provide to American Express Trust, by means of magnetic tape or other electronic data transmission, accurate employee contribution data, employer contribution data, and indicative data, and loan payment data for each Participant, in American Express Trust's format (the "Company's Data Transmission"). American Express Trust will reasonably rely on the accuracy and completeness of the data provided by the Committee in the discharge of American Express Trust duties.

            2. The information required in Article III.A.1 above will be accompanied by control totals that identify the total number of records and dollar amount of contributions and loan payments. Upon confirming the data is complete, accurate and balanced, American Express Trust will request a wire transfer from the Company for the amount of aggregate contributions and loan payments. The request will be made as soon as administratively possible, and in no event will the request for the wire transfer be later than five (5) Business Days after receipt by American Express Trust of complete, accurate and balanced data from the Company.

            3. If contributions and loan payments are received by American Express Trust before 3:00 p.m. Central time, American Express Trust will deposit the contributions and loan payments in the Investment Funds and allocate them to Participant accounts on the same Business Day, based upon Participant investment elections then in effect and recorded on the American Express Trust recordkeeping system. If contributions and loan payments are received by American Express Trust at or after 3:00 p.m. Central time, the contributions and loan payments will be deposited and allocated the next Business Day in the manner described above.

      B.    Information and Transaction Requests

            1. After the Final Conversion Date, Participants may contact American Express Trust to request information or Transactions in accordance with the delegation to American Express Trust by the Committee of the ministerial functions identified in Exhibit A and described in Exhibit B.

            2. The Services Line will be opened for use by all Participants on the first Business Day following the Final Conversion Date; provided, however, that such opening will be deferred to the Business Day next following if such first Business Day should coincide with any of the following:

                  a. the 15th and 16th Business Days following the end of each calendar quarter;

                  b. the Mondays following the 15th and 16th Business Days following the end of each calendar quarter; and

                  c. the first Business Day following January 1, Easter, Memorial Day, July 4, Labor Day and Christmas Day.

                  In the event the Business Day next following the first Business Day should also coincide with any of the above days, the opening will be deferred to the next Business Day which does not so coincide. After the Services Line is made available to Participants, all Participant requests for information or Transactions will be made by means of the Services Line unless otherwise agreed to in writing by American Express Trust and the Committee.

                        American Express Trust will provide each Participant
                  with a PIN for use when initiating a request for information or a Transaction. The Company agrees that a Participant will be unable to access his or her account until he or she has received a PIN. The Company agrees that American Express Trust will verify the identity of a Participant requesting such information or Transaction solely by means of obtaining the Participant's Social Security number and PIN. In the event a Participant does not provide American Express Trust with the correct Social Security number and PIN, the Company directs American Express Trust to refuse to Process the Participant's request.

                  If the Participant cannot remember the PIN assigned to him or her, American Express Trust will send the Participant a PIN confirmation letter indicating the Participant's PIN. Upon receipt of the PIN confirmation letter, the Participant must again contact American Express Trust to access his or her account. The Company agrees that American Express Trust's records will be binding on all parties.

            3. Participant requests made via the Services Line to transfer funds among the Investments Funds or change investment allocations of future Plan contributions or existing balances, if received by American Express Trust before 3:00 p.m. Central time any Business Day, will be executed on the same Business Day. A Participant's transfer or investment allocation change request made via the Services Line and received at or after 3:00 p.m. Central time will be executed the next Business Day. Confirmations of investment transfers and investment allocation changes will be mailed to Participants at the address listed on the American Express Trust recordkeeping system within three (3) Business Days of the completed transfer or change. If a Participant makes an investment transfer or change to a mutual fund or an American Express SmartPartners(SM) fund that is an Investment Fund in which the Participant has not previously been invested, American Express Trust will include the most recent prospectus for that Investment Fund with the confirmation.

            4. At any time during any day of the year (except during periods of system maintenance or repair and information updates), a Participant may access the interactive voice response system to inquire as to the following: 1) value or the Participant's account, 2) the Participant's contribution rate, 3) Participant loans outstanding and loan amount available, 4) current value and performance of the Investment Funds, 5) current elections among the Investment Funds, 6) current contribution rates, 7) recent activity within the Participant's account, 8) in-service withdrawal amount available and 9) such additional areas of inquiry as may be incorporated into the interactive voice system in the future. Participants may also access the interactive voice response system to request the following Transactions: 1) transfer of funds among

                  Investment Funds, by percentage, 2) change in investment allocation of future Plan contributions, 3) change in investment allocation of existing balances, 4) PIN maintenance, 5) initiation of loans, 6) initiation of in-service withdrawals (except hardship withdrawals), 7) initiation of distributions (except distributions in the form of installments) upon termination and disability. Transactions initiated via the interactive voice response system before 3:00 p.m. Central time on a Business Day will be Processed on the same Business Day. Transactions initiated via the interactive voice response system at or after 3:00 p.m. Central time on a Business Day will be Processed the next Business Day.

IV.   MISCELLANEOUS

      A.    Services

            The services provided by American Express Trust under the terms of this Agreement are ministerial. Any movement of Plan assets by American Express Trust pursuant to this Agreement will be at the direction of the Trustee. American Express Trust is not acting as a fiduciary with respect to the Plan as a result of the services it provides under this Agreement.

      B.    Reports to the Company

            Within the standards identified in the Performance Guarantee, after the end of each month, American Express Trust will provide to the Company a report package, and, at the Company's election, microfiche of the administrative report. The report package will reflect activity in each Participant's account since the last reporting date.

      C.    Reports to Participants

            Within the standards identified in the Performance Guarantee, after the end of each Plan quarter, American Express Trust will provide statements of account for every Participant. These statements will reflect activity within the Participant's account during the reporting period and the value of account balances as of the quarter end, and will be mailed directly to Participants (and to beneficiaries and alternate payees as directed by the Company) at the address listed on the American Express Trust recordkeeping system.

      D.    "ExpressLink(SM)"

            1. General. American Express Trust will provide to the Company installation diskettes and instructions regarding the installation at its workstation of application software necessary for the Company to access ExpressLink to (a) retrieve certain Plan information and reports contained in the American Express data bases (b) create its own reports, and (c) communicate by electronic mail with the American Express account team servicing the Plan.

            2. Database Access and Integrity of Information. American Express Trust will provide access to its data bases in allowing the Company to retrieve information and reports and create its own reports. In making this data available, American Express Trust will reasonably rely on the accuracy and completeness of the data provided by the Company. American Express Trust will not be responsible for the integrity of the reports generated by the Company based on data manipulated into a format other than that in which the data is made available through the subject application.

            In order to maintain the integrity of the data made available to the Company, via ExpressLink(SM), the Company agrees as follows:

            (a) The Company will identify for American Express Trust all representatives of the Company who will have access to ExpressLink(SM).

            (b) All ExpressLink(SM) access procedures, including passwords, used by representatives of the Company will be determined and administered by American Express Trust and may not be encrypted.

            (c) Access to ExpressLink(SM) by representatives of the Company will be "inquiry only" access.

            (d) The Company will instruct representatives of the Company with access to ExpressLink(SM) regarding reasonable security procedures and will locate all ExpressLink(SM) workstations in physically secure premises.

            3. Access Availability and updating Data. Except as may be otherwise provided here in with regard to a particular subject application, the Company may access American Express Trust's databases to retrieve information and/or create reports during regular business hours - central standard time - except during periods of system maintenance or repair and information updates.

            4. Support. American Express Trust will provide reasonable user any technical systems support to the Company relating to access to the subject applications on ExpressLink(SM).

      E.    IRC ss.401(k) and IRC ss.401(m) Nondiscrimination Testing

            If the Committee has chosen nondiscrimination testing services as indicated in Article IV Exhibit D, effective with the Plan year beginning January 1997, American Express Trust will perform the tests for compliance with ss.401(k) and ss.401(m) of the Internal Revenue Code of 1986, as amended ("IRC"), based on data supplied by the Company. The Committee will be responsible for any resolution of questions relating to Participant data, including compensation and contributions. Such nondiscrimination tests will be based solely on Participant data for the Plan and will not account for other qualified retirement plans sponsored by the Company. Test results, including a hard copy report, will be communicated to the Company within a mutually agreed upon time period. These tests will be performed by American Express Trust annually or, with sufficient prior notice, more frequently, as requested by the Committee. Actions required to bring the Plan into compliance with the requirements of IRC ss.ss.401(k) and 401(m) will be executed by American Express Trust only upon written direction of the Committee.

      F.    IRC ss.415(c) Compliance Testing

            If the Company has chosen compliance testing as indicated in Article IV of Exhibit D, effective with the Plan year beginning January 1997, American Express Trust will perform the test for compliance with ss.415(c) of the IRC, based on Plan and Participant data supplied by the Company. The Committee will be responsible for any resolution of questions relating to Plan and Participant data, including compensation and contributions. Generally, such compliance test will be based solely on Plan and Participant data and will not account for other qualified retirement plans sponsored by the Company, unless they are defined contribution plans for which American Express Trust provides administrative services. In the event the Company or a related employer maintains any other defined contribution plan for which American Express Trust does not provide administrative services, the Committee must identify any Participants in the Plan who are also participants in the plan for which American Express does not provide administrative services and must provide appropriate data for those Participants for inclusion in the ss.415(c) test for the Plan. The ss.415(c) test will be performed by American Express Trust annually, or with sufficient prior notice, more frequently. as requested by the

            Committee. Test results, including a hard copy report, will be communicated to the Company within a mutually agreed upon time period. Actions required to bring the Plan into compliance with the requirements of IRC ss.415(c) will be executed by American
            Express Trust only upon written direction of the Committee.

      G.    PIN Maintenance

            At any time, a Participant may, via the interactive voice response system, change the PIN assigned to him or her. Confirmation of any change will be mailed to the Participant at the address listed on the American Express Trust recordkeeping system.

      H.    Domestic Relations Orders

            American Express Trust will not have any authority or responsibility whatsoever with respect to determining whether a Domestic Relations Order ("DRO") qualifies as a Qualified Domestic Relations Order ("QDRO") in accordance with the definitions and provisions of IRC ss.4.l4(p) and ss.206(d)(3) of ERISA and regulations thereunder. Such authority and responsibility is retained by the Company. Upon written direction from the Committee, American Express Trust will perform certain services with respect to the DRO or the QDRO, including, but not limited to, the following:

            1. American Express Trust will restrict the account of the Participant affected by the DRO so as not to allow specified account activity for a time period specified by the Committee. The Committee must notify American Express Trust when the restriction is to be removed.

            2. American Express Trust will calculate investment gains or losses within the Participant's account during a period of time and using a calculation formula specified by the Committee.

            3. American Express Trust will establish an account on the American Express Trust recordkeeping system for the alternate payee and apportion the Participant's account balance between the Participant and the alternate payee in the manner specified by the Committee.

            4. American Express Trust will distribute the account apportioned to the alternate payee to the alternate payee in the manner specified by the Committee.

                  Services performed by American Express Trust under this section will be considered special services as provided in Exhibit D and will be billed accordingly.

      I.    Required Minimum Distributions

            On an annual basis, based on Participant data as recorded on the American Express Trust recordkeeping system, American Express Trust will notify the Committee of the names of Participants who may be required to receive a minimum distribution by reason of attaining age 70 1/2, in accordance with IRC ss.401(a)(9). Upon confirmation from the Committee of the Participants who must receive required minimum distributions and upon written direction from the Committee, American Express Trust will notify the Participants who must receive a required minimum distribution. American Express Trust will calculate the required minimum distribution for each affected Participant. With respect to a Participant's initial required minimum distribution, American Express Trust will issue the distribution before April 1 of the year following the Participant's attainment of age 70 1/2. Thereafter, American Express Trust will continue to issue required minimum distributions on an annual basis by December 31 in accordance with the terms of the Transaction Guidelines.

      J.    Distributions Under $5,000

            On a quarterly basis, based on Participant data as recorded on the American Express Trust recordkeeping system, American Express Trust will notify the Committee of the names of terminated Participants with account balances that do not exceed $5,000. Upon confirmation from the Committee of those Participants whose account balances do not exceed $5,000, American Express Trust will notify the affected Participants to contact the Services Line to request a distribution kit.

      K.    Service of Subpoenas or Other Legal Process

            American Express Trust will not have any discretion in determining the appropriate response to a subpoena or any other service of legal process received by the Company regarding the Plan American Express Trust will provide to the Company Plan records in American Express Trust's possession that the Company reasonably deems necessary to respond to a service of legal process. The services performed by American Express Trust under this paragraph are special services as provided in Exhibit D and will be billed accordingly.

      L.    Employee, Participant, and Beneficiary Data

            The Company will provide American Express Trust with data for all current employees soon-to-be eligible to participate in the Plan, all Participants, and all terminated Participants. The data will include: employee's or Participant's name, mailing address, Social Security number, date of birth, employment date, status code, termination date, if applicable, and other employee data as will be agreed upon from time to time by American Express Trust and the Committee. In addition, the Company will promptly forward to American Express Trust changes to the above data, including address changes for beneficiaries.

      M.    Participant Disability

            The Committee will be responsible for determining, in accordance with the provisions of the Plan and applicable law, whether a Participant has incurred a disability, and will direct American Express Trust of the determination of disability by providing the appropriate status code.

      N.    Participant Reinstatements

            If the Plan does not provide for immediate, 100% vesting of employer contributions, in the event a terminated Participant is rehired, the Committee will direct American Express Trust in writing as to the process and timing of account balance reinstatements, if applicable.

      O.    Forms

            American Express Trust may provide the Company with certain generic forms that may be used in the administration of the Plan. These generic forms must be reviewed and, if necessary, modified by the Company to make the forms uniquely applicable to the Plan.

      P.    Authorized Representatives

            Exhibit C identifies representatives of the Committee who are authorized to direct American Express Trust on a day-to-day basis with respect to administration of the Plan. The Company authorize American Express Trust to rely on the information provided in Exhibit C until notified in writing of changes to the identified representatives.

      Q.    Service Fees and Expenses

            1. The Company agrees to pay American Express Trust service fees and expenses in such amounts and at such times as are set forth in Exhibit D. If permitted under the terms of the Plan, the Company authorizes American Express Trust to receive payment from the trust fund for any and all unpaid fees and expenses. This authorization will continue to apply in the event the Company files or declares bankruptcy and will cover fees and expenses earned both prior to and subsequent to the date of the bankruptcy filing.

            2. In addition to the fees set forth in Exhibit D, American Express Trust will, as part of its compensation for services provided to the Plan, receive the interest earned on any uninvested cash awaiting investment into or distribution from the Plan. The Company agrees that American Express Trust may hold uninvested cash awaiting investment or distribution without incurring any liability for the payment of interest earned on such uninvested cash.

            3. If it is necessary for American Express Trust to repeat any portion of its services due to incorrect or incomplete information or direction provided by the Committee. American Express Trust reserves the right to charge additional fees. The correction of errors resulting from the failure of the Committee to discharge its specific responsibilities under this Agreement will be considered special services under Exhibit D and will be billed accordingly.

            4. Charges for services not specifically described in the Agreement will be determined by American Express Trust at the time of the request by the Company. Examples of special services include special programming, custom reports, creation of mailing labels, generation of magnetic tapes, calculation of excess contributions, and preparation and delivery of information for governmental filings. American Express Trust will notify the Company of the charges for special services prior to performance of the service.

            5. American Express Trust will have the right to change the fees specified in Exhibit D October 1, 2000. Written notice of any change will be given to the Company by American Express Trust at least sixty
                  (60) days prior to the effective date of the change.

      R.    Plan Amendments and Other Changes

            The Company will provide ninety (90) days advance written notice of Company-initiated changes to the Plan that would impact American Express Trust's provision of services identified in this Agreement or would require American Express Trust to undertake internal systems programming to accommodate the changes. Changes in the Investment Funds made available to Participants will specifically be included among such Company-initiated changes to the Plan.

      S.    Liability and Indemnification

            1. In the event that American Express Trust, its affiliates, or any of their directors, officers, employees, agents, or other persons directly engaged or retained by American Express Trust to discharge its obligations under this Agreement are subjected to claims or demands for compensation or damages, or are made parties to any judicial or administrative proceeding which arises, in whole or in part, out of any function or role of American Express Trust under this Agreement, the Company will, subject to the limitations contained in this paragraph, immediately advance funds necessary to indemnify and hold American Express Trust harmless from all claims, demands, judgments, settlements, and related costs incurred or paid by American Express Trust or any of its directors, officers, employees, agents, or other persons in connection therewith; provided, however, that the Company will not be liable for any such reimbursement of American Express Trust if the liability underlying the claims, demands, judgments, settlements, costs, or awards results from the gross negligence, bad faith, or intentional misconduct of American Express Trust or any of its directors, officers, employees, agents, or other persons directly engaged or retained solely at the discretion of American Express Trust to discharge its obligations under this Agreement. With respect to any claim or action for which indemnification will be sought against the Company pursuant to the provisions of this paragraph, American Express Trust will promptly, after knowledge of such claim, notify the

                  Company in writing in as much detail as possible of the existence and nature of the claim.

            2. American Express Trust will use ordinary care, skill, and reasonable diligence in the exercise of its powers and the performance of its duties under this Agreement, but will not be liable for any mistake of judgment or other actions taken in good faith. Notwithstanding anything in this Agreement to the contrary, American Express Trust will not be liable for having acted in reliance upon Participant information (or the lack thereof) currently made available to American Express Trust by the Company in Processing requests for Transactions, for having acted in reliance on the adequacy of the standard content of the forms approved or provided by the Company for the ongoing administration of the Plan, for following the direction of the Committee, or for the Company's failure to perform its duties under this Agreement. In addition, American Express Trust will not be liable for Processing a Transaction requested by an individual representing himself or herself as a Participant, provided such individual provides American Express Trust with the Participant's Social Security number and the PIN assigned to the Participant. American Express Trust agrees to indemnify and hold harmless the Company and its affiliates and their directors, officers, employees, and agents from and against all loss, damage, cost, charge, liability, and reasonable expense (including, but not limited to, any investigation, legal, or other fees, costs, and expenses incurred in connection with, and any amount paid in settlement of, any claim, action, suit, or proceeding) resulting from or arising out of the dishonest, fraudulent, or criminal acts, or the gross negligence, bad faith, or intentional misconduct of American Express Trust or any of its directors, officers, employees, agents, or other persons directly engaged or retained solely at the discretion of American Express Trust with respect to the performance of services under this Agreement. With respect to any claim or action for which indemnification will he sought against American Express Trust pursuant to the provisions of this paragraph, the Company will promptly, after knowledge of such claim, notify American Express Trust in writing in as much detail as possible of the existence and nature of the claim.

      T.    Termination of Agreement

            1. This Agreement will terminate on the earliest to occur of the following:

                  a. the expiration of one hundred and eighty (180) days prior written notice of termination from either the Company or American Express Trust,

                  b. any other date determined by written mutual agreement between the Company and American Express Trust, or

                  c. at American Express Trust's option, upon failure of the Company to provide proper notice of changes to the Plan as provided in Article IV.R above.

            2. In the event of termination of this Agreement, American Express Trust will, unless the Company and American Express Trust otherwise agree:

                  a. complete the Processing of all requested Transactions for the period prior to such termination, and

                  b. release to the Company all pertinent records and files relating to services rendered pursuant to this Agreement. Services relating to the provision to the Company of pertinent records and files will be considered special services under Exhibit D and will be billed accordingly.

            3. If American Express Trust performs any services pursuant to this Agreement following its termination, American Express Trust will be entitled to service fees or other payment on the same basis as if this Agreement had continued in effect.

      U.    Amendment, Modification or Waiver of Agreement

            No amendment, modification or waiver of any of the provisions of this Agreement will be binding upon the parties to this Agreement unless made in writing and signed by duly authorized representatives of the parties. A failure of a party to this Agreement to enforce any provision of, to exercise any option under, or to require performance by another party of any of the provisions of this Agreement will in no way be construed to be a waiver of the provision, option, or performance requirements under this Agreement.

            Nothing in this Agreement will be deemed to limit the Company's right at any time to terminate the Plan or to amend or modify the terms of the Plan.

      V.    No Assignment

            No assignment of this Agreement or of any of its rights or obligations may be made by American Express Trust without the prior written consent of an authorized officer of the Company, and any purported assignment without such consent will be null and void and without effect; provided, however, American Express Trust may assign this Agreement to another wholly-owned subsidiary or affiliate of American Express Company.

      W.    Confidential Information

            1. All Participant information to which American Express Trust has access or that is furnished or disclosed to American Express Trust or that is otherwise obtained by American Express Trust pursuant to this Agreement will be kept confidential and will not be disclosed, except a) to the extent needed to fulfill the obligations of American Express Trust under this Agreement, b) as otherwise provided in this Agreement, c) as required by applicable law, or d) as otherwise authorized by the Company. Both American Express Trust and the Company will furnish to each other all information that each may reasonably require to comply with the terms of this Agreement.

            2. All Plan documents, records, reports, and data, including data recorded in American Express Trust's data processing systems (the "Documentation") related to the receipt, processing, and payment of Plan claims, including all claims histories, will at all times be the property of the Company, subject to American Express Trust's right to possession and use during the continuance of this Agreement and American Express Trust's right to maintain the Documentation in such form as American Express Trust deems appropriate and in accordance with standard practices. American Express Trust will retain all Documentation as may be required by any applicable law or regulation.

            3. Upon reasonable prior request, and as permitted by law or regulation, the Documentation will be made available to the Company for its audit or inspection during regular business hours at the place or places of business where it is maintained by American Express Trust, as may be mutually agreeable.

            4. Upon termination of this Agreement, possession of the Documentation will be delivered or otherwise made available to the Company in such reasonable manner, time, and place specified by the Company, subject to an appropriate and reasonable administrative charge as determined by American Express Trust.

      X.    Entirety of Agreement

            This Agreement constitutes the entire agreement between Committee and American Express Trust with respect to the performance of the ministerial services described herein.

      Y.    Validity

            The invalidity or unenforceability of any provision or provisions of this Agreement will not affect the validity or enforceability of any other provisions of this Agreement, which will remain in full force and effect. The invalidity or unenforceability of any portion of a provision of this Agreement will not affect the validity or enforceability of the balance of such provision.

      Z.    Construction and Consent to Jurisdiction

            To the extent that state law is not preempted by provisions of the Employee Retirement Income Security Act of 1974 or any other laws of the United States, this Agreement will be administered, construed, and enforced in accordance with the laws of the State of Minnesota, without regard to its conflict of law rules.

      AA.   Computer System Maintenance

            In the event of a disaster, American Express Trust will use its best efforts to provide the services described in this Agreement. This will include maintaining data backups and documented computer recovery plans. American Express Trust's maintenance of such backups and recovery plans does not guarantee uninterrupted availability of computer systems.

      AB.   Counterparts

            This Agreement may be executed in any number of counterparts, each of which when so executed will be deemed an original, but all of said counterparts taken together will constitute one and the same instrument.

      AC.   Headings

            Section headings have been included in this Agreement for convenience of reference only and do not constitute a part of this Agreement.

      AD.   Notice and Waiver of Notice

            Any notice, instruction, request, or other communication required or contemplated by this Agreement will be given in writing and delivered by first class mail to American Express Trust or the Company at its address below.

            1.    If to American Express Trust:

                  American Express Trust
                  Account Team for The Retirement Plan of Schein
                  Pharmaceutical, Inc.
                  & Affiliates
                  1200 Northstar West
                  P.0. Box 534
                  Minneapolis, Minnesota 55440-0534

            2.    If to Company:

                  Schein Pharmaceutical, Inc.
                  100 Campus Drive
                  Florham Park, NJ 07932

            Any required notice may also be provided by telecopy, telex or facsimile. Any notice required under this Agreement may be waived in writing by the receiving person or entity. Notice of address changes will be provided in writing.

      AE.   Pooled Fund Agreements

            Services agreements for the administration of pooled funds offered as Investment Funds under the Plan are attached as Exhibits E through H.

      AF.   Verification of Account Information

            The Committee authorizes American Express Trust to provide Participant account balance information to unrelated third parties provided the Participant provides written authorization for the release of his or her account balance information.

IN WITNESS WHEREOF, the duly authorized representatives of the Committee and American Express Trust have executed this Agreement as of the day and year indicated above.

Schein Pharmaceutical, Inc.         American Express Trust Company

SIGNED: /s/ Oliver N. Esman         SIGNED: /s/ [ILLEGIBLE]
        -------------------                 ----------------------------------

TITLE: Vice President               TITLE: Vice President/Senior Trust Officer
       --------------------                -----------------------------------

DATE: 10-6-97                       DATE: 10-8-97
      ---------------------               ------------------------------------


the "Plan" Committee

SIGNED: /s/ Oliver N. Esman
        -------------------

TITLE: Vice President
       --------------------

DATE: 10-6-97
      ---------------------

                                                                       Exhibit A

                          Schein Pharmaceutical, Inc.
        The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates
                       Administrative Services Agreement
                  Delegation of Certain Ministerial Functions

SmartSource(SM) is an administrative services package under which American Express Trust, pursuant to this Agreement of which this Exhibit A forms a part, agrees to provide certain ministerial services with respect to certain Transactions identified below.

The Committee retains all duties and powers described in the Plan, except for the ministerial duties and powers expressly delegated to American Express Trust herein and only to the extent of the delegation. American Express Trust and the Company acknowledge and agree that in the event of a Participant dispute under this Agreement, the Participant will have the right to approach the Committee directly. The Committee will be solely responsible for resolution of Participant disputes and will direct American Express Trust in writing as to a course of action following resolution.

The Committee, by way of this Agreement, hereby delegates to American Express Trust authority to Process Transactions listed below, based upon information provided to American Express Trust, and in accordance with the Transaction Guidelines and the procedures described in Exhibit B of this Agreement. The Committee will retain the power and authority to direct American Express Trust, in writing, to a different conclusion. American Express Trust reserves the right to refer to the Committee a Transaction that would otherwise be subject to Processing by American Express Trust in any event in which Processing of the Transaction requires information unavailable to American Express Trust or falls outside the parameters provided in the Transaction Guidelines. The responsibility to Process Transactions not specifically listed below is retained by the Committee.

American Express Trust will Process Transactions as listed below. Parenthetical references are to sections within this Agreement that provide explanation of services provided.

1. Process requests for transfer of funds among Investment Funds. (Article III.B.3 of Agreement)


                                                                        Page A.1

                                                                       Exhibit A

2. Process requests for changes in investment allocation of future Plan contributions and existing balances.
      (Article III.B.3 of Agreement)

3. Pursuant to specific written direction from the Committee, notify Participants who must receive a required minimum distribution. (Article IV.I of Agreement)

4. Pursuant to specific written direction from the Committee, Process requests for distributions after the death of the Participant. (Exhibit B, Article II)

5. Process requests to make rollover contributions to the Plan. (Exhibit B, Article IV)

6.    Process requests for Plan loans.
      (Exhibit B, Article V)

7. Process requests for early, single-sum loan payoff prior to termination of the Participant's employment.
      (Exhibit B, Article VII)

8. Process requests for withdrawals prior to termination of the Participant's employment.
      (Exhibit B, Article VIII)

9. Process requests for distributions after termination of the Participant's employment or due to the disability of a Participant.
      (Exhibit B, Article IX)

10. Process requests for Direct Rollover of withdrawals (including hardship withdrawals) and distributions to an individual retirement account ("IRA"), an individual retirement annuity ("IRA"), or a qualified plan. (Exhibit B, Article XI)


                                                                        Page A.2

                                                                       Exhibit B

                          Schein Pharmaceutical, Inc.
        The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates
                       Administrative Services Agreement
                   Operating Procedures for the Processing of
                        Delegated Ministerial Functions

I.    PROCEDURES APPLICABLE TO ALL TRANSACTIONS

      A. Participants may contact American Express Trust via the Services Line 24 hours a day. Participants and employees may initiate certain Transactions, as mutually agreed upon by American Express Trust and the Company, through the interactive voice response system. In addition, all Transactions may be initiated by opting to speak with a service representative any Business Day between 6:00 a.m. Central time and 9:00 p.m. Central time. Each call to the Services Line will be recorded for future reference.

      B. As requested by Participants the service representatives will convey information contained in the Plan Text. No Plan Text will be available via the interactive voice response system.

      C. If a Participant requests a Transaction, any required applications and forms will be generated and mailed to the Participant. Applications and forms for loans (except loans taken for hardship reasons), in-service withdrawals, and distributions will be sent in signature-ready format, whether the request is made via the interactive voice response system or a service representative. All required applications and forms necessary to Process a Transaction will be sent via first class mail to the Participant at the address listed on the American Express Trust recordkeeping system or to the address specified by the Participant, if different. If the requested delivery address is different than the address on American Express Trust's recordkeeping system, it will be the Participant's responsibility to notify the Company of the change of address. The Company will then forward the address change to American Express Trust by means of the Company's Data Transmission. American Express Trust will not complete the Processing of a loan, an in-service withdrawal, or a distribution without the Company's confirmation of the address change.

      D. To expedite the Processing of the Transaction, American Express Trust will provide a pre-addressed envelope that Participants may use when returning any


                                                                        Page B.1

                                                                       Exhibit B

            required documentation to American Express Trust. If the Participant does not use the pre-addressed envelope, the Participant must return the required documentation to American Express Trust using the American Express Trust address printed on the applications and forms. If the Participant does not use the pre-addressed envelope or the American Express Trust address printed on the application and forms, Processing of the Transaction may be considerably delayed.

      E. In order for American Express Trust to Process a Participant's request for loans, in-service withdrawals (except hardship withdrawals), and distribution upon termination or disability, American Express Trust must have received from the Participant a signed pre-authorization form authorizing such Transactions. Providing his or her Social Security number and PIN, initiating a request for an in-service withdrawal (except a hardship withdrawal or a Direct Rollover) or a distribution upon termination or disability (except a distribution in the form of installments or a Direct Rollover), and waiving, via the Services Line, the 30-day waiting period that would otherwise be required to elapse prior to the execution of the withdrawal or distribution will constitute the Participant's consent to the withdrawal or distribution and the waiver of his or her right to a 30-day waiting period.

      F. If American Express Trust is unable to Process a Participant's request for a loan, an in-service withdrawal (except a hardship withdrawal), or a distribution upon termination or disability because it has not received a signed pre-authorization form from the Participant, the Participant may request, via the service representatives, that a pre-authorization form be sent to him or her. The Participant must then again contact American Express Trust, after American Express Trust's receipt of the properly completed pre-authorization form, to request the Transaction. American Express Trust will assume that the information on the pre-authorization form is accurate. The participant may also request the loan paperwork directly if he/she is unwilling to complete a pre-authorization form.

      G. For purposes of the Performance Guarantee, if a request for a loan, an in-service withdrawal (except a hardship withdrawal), or a distribution upon termination or disability is received before 3:00 p.m. Central time on a


                                                                        Page B.2

                                                                       Exhibit B

            Business Day, or if the properly completed applications and forms and the required documentation for other Transactions are received by American Express Trust before 12:00 p.m. (noon) on a Business Day, American Express Trust will begin Processing the Transaction on the same Business Day. If a request for a loan, an in-service withdrawal (except a hardship withdrawal), or a distribution upon termination or disability is received at or after 3:00 p.m. Central time on a Business Day, or the completed applications and forms and the required documentation for other Transactions are received by American Express Trust at or after 12:00 p.m. (noon) Central time on a Business Day, Processing will begin on the next Business Day.

      H. If a Participant requests a loan, an in-service withdrawal (except a hardship withdrawal), or a termination or disability distribution, the check will be sent by American Express Trust via first class mail to the Participant at the address listed on the American Express Trust recordkeeping system, within the standards contained in the Performance Guarantee.

      I. For those Transactions requiring documentation, upon its receipt of the properly completed documentation, American Express Trust will Grant or Deny the request, based on the Transaction Guidelines. American Express Trust will assume that the information provided by the Participant is accurate.

      J. If the request for a Transaction is Denied, American Express Trust will, within the standards contained in the Performance Guarantee, provide the Committee and the Participant with a written explanation for the Denial, including any additional steps the Participant may take to have the request considered again.

      K. If the request for a Transaction is Granted, any requested check will be sent by American Express Trust via first class mail to the Participant at the address listed on the American Express Trust recordkeeping system, within the standards contained in the Performance Guarantee.

      L. A Participant may request more than one Transaction during the same call to the Services Line, except to the extent that requests for more than one Transaction would conflict with the Transaction Guidelines. However, on any Business Day, only one Transaction involving a loan, an in-service withdrawal, or a transfer involving the same Investment Fund may be


                                                                        Page B.3

                                                                       Exhibit B

            Processed via the interactive voice response system. If the Transaction Guidelines permit multiple such Transactions, additional such Transactions must be Processed via a service representative.
            In addition, on any Business Day, if the first Transaction involving a loan, an in-service withdrawal, or any transfer is initiated via a service representative, and if the Transaction Guidelines permit multiple such Transactions, no additional such Transactions may be processed via the interactive voice response system, but must be Processed via a service representative.

II.   PROCEDURES APPLICABLE TO BENEFICIARY SERVICES

      A. A beneficiary who contacts American Express Trust on any Business Day via the Services Line will be referred to the Company. In the event a beneficiary requests a distribution from the Plan, the Committee will certify the death of the Participant, certify the identity of the beneficiary or beneficiaries, and direct American Express Trust as to the processing of any distributions from the Plan. Any discrepancies as to who is the correct beneficiary will be resolved by the Committee. American Express Trust will not make any payment to a beneficiary without written direction from the Committee.

III. PROCEDURES APPLICABLE TO CHANGES OF CONTRIBUTION RATES, CONTRIBUTION SUSPENSIONS, OR RESUMPTION OF CONTRIBUTIONS

      A. On any Business Day, a Participant may inquire as to his contribution rate for contributions to the Plan by calling the Services Line and requesting such information. Any participant may change, stop or resume the amount being deducted from each paycheck for contributions to the plan by contacting the Company.

      B. Verification that the correct contribution amount is deducted from payroll will remain the responsibility of the Participant and the Company. The Company will be responsible for resolving any contribution errors and will be responsible for any coordination with its payroll service.

IV.   PROCEDURES APPLICABLE TO ROLLOVERS TO THE PLAN

      A. An employee or Participant, as permitted under the Transaction Guidelines, may request, via the service representatives, a rollover application kit. American Express Trust and the Company will agree upon the materials to be


                                                                        Page B.4

                                                                       Exhibit B

            included in the rollover application kit. The service representatives will respond to employee or Participant inquiries regarding rollover procedures.

      B. Upon its receipt from the employee or Participant of properly completed rollover forms and supporting documentation, American Express Trust will Grant or Deny the rollover application, based on the Transaction Guidelines. American Express Trust will assume that the information provided by the Participant is accurate.

      C. If the rollover application is Denied, American Express Trust will notify the Committee and the employee or Participant in writing. The Company acknowledges that American Express Trust has no responsibility to independently verify whether the employee or Participant has received notice of tax treatment, as required under IRC ss. 402(f), for the sum being requested to be rolled into the Plan.

      D. If the rollover application is Granted, American Express Trust will request the rollover contribution from the employee or Participant. American Express Trust will accept the original check from the prior qualified plan, a certified check, a cashier's check, a money order, or, with prior arrangements, a wire transfer. American Express Trust will not accept personal checks.

      E. Upon receipt of the rollover contribution, American Express Trust will, within five (5) Business Days, deposit the rollover contribution in the Investment Funds according to the Investment Fund election indicated on the rollover application submitted by the employee or Participant.

V.    PROCEDURES APPLICABLE TO PARTICIPANT LOANS (EXCEPT HARDSHIP LOANS)

      A. A Participant may request, via the Services Line, information about the availability of a loan from the Plan. If a Participant has a loan amount available, the Participant may use the interactive voice response system to perform loan modeling. The Participant must speak with a service representative to obtain the general criteria applicable under the Plan for approval of loans.

      B. The information provided by American Express Trust may include the following: eligibility to withdraw a loan, the maximum loan amount available at the time of the telephone call, the currently applicable loan interest rate as


                                                                        Page B.5

                                                                       Exhibit B

            determined and provided by the Company, the date the interest rate is next scheduled for change, and the estimated weekly or bi-weekly payment amount based on the currently applicable interest rate and the estimated amount of the loan. The estimated amount of the loan will be less than the maximum amount of the loan available at the time of the telephone call in order to account for the possibility of downturn in the market value of the Investment Funds on the date the proceeds for the loan are withdrawn from the Participant's account. The method of adjustment will be mutually agreed upon between American Express Trust and the Company. Lean modeling will be offered upon request to assist in determining the duration of payments and total amount of all loan payments.

      C. In order for American Express Trust to process a Participant's request for a loan from the Plan, American Express Trust must have received from the Participant a signed pre-authorization form authorizing loan requests.

      D. If American Express Trust is unable to Process a Participant's request for a loan because it has not received a completed pre-authorization form from the Participant, the Participant may request, via the service representatives, that a pre-authorization form be sent to him or her. The Participant must then again contact American Express Trust, after American Express Trust's receipt of the properly completed pre-authorization form, to request a loan. American Express Trust will assume that the information on the pre-authorization form is accurate.

      E. If a Participant requests a loan, American Express Trust will send the appropriate loan documents, including the check representing the amount of the loan, less any processing fees, to the Participant at the address listed on the American Express Trust recordkeeping system. By signing or cashing the loan check, or both, the Participant is agreeing to the terms of the loan.

      F. On a bi-weekly basis, American Express Trust will send to the Company, via Reverse Feed, loan payment information for new loans set up since the last Reverse Feed.

      G. Upon receipt of the loan payment information for new loans, the Company will commence payroll deductions for loan payments and provide to American


                                                                        Page B.6

                                                                       Exhibit B

            Express Trust loan payment data and loan payments, in accordance with Articles III.A.1 and III.A.2 of the Agreement.

      H. American Express Trust will require written direction from the Committee in order for a Participant to modify, stop, or change in any way the payroll deduction for loan payments, except to pay off a loan in full as provided in Article VII of this Exhibit or as provided in the Transaction Guidelines.

      I. Upon receipt of the last loan payment, American Express Trust will indicate on the promissory note that the loan is "PAID." The promissory note will then be sent to the Participant.

      J. Upon completion of payment of a loan, American Express Trust will notify the Company, and it will be the responsibility of the Company to coordinate with its payroll service to stop loan payment deductions. American Express Trust will not be liable for incorrect deductions made by the payroll service after proper communication to the Company by American Express Trust.

      K. On a monthly basis, American Express Trust will provide the Company with a hard copy report of the status of loan payments for each outstanding loan for which one or more payments are overdue. The Committee will review the report and determine if any of the loans will be deemed in default in accordance with the Plan's written loan procedures. The Committee will direct American Express Trust as to any necessary action with respect to loans that are deemed by the Committee to be in default.

      L. In order not to exceed a Participant's maximum loan amount for any twelve-month period, loans from other qualified retirement plans maintained by the Company must be taken into account. The Company will be responsible for monitoring a Participant's outstanding loan balances in any other qualified retirement plan maintained by the Company. The Committee will direct American Express Trust in the event a Participant's maximum loan amount is exceeded.

            American Express Trust will be responsible only for the calculation of maximum amounts available for loans based on Participant accounts in the Plan, and if a Participant requests a loan, will Process a loan that does not exceed that maximum loan amount.

VI.   PROCEDURES APPLICABLE TO PARTICIPANT HARDSHIP LOANS


                                                                        Page B.7

                                                                       Exhibit B

      A. A Participant who wishes to request a Hardship Loan will be referred to the Company. The Company will provide the Participant with the necessary loan paperwork and will verify the hardship loan amount available with the American Express Trust Account Team prior to approving the loan.

      B. The Participant will send the approved, signed, loan documents to American Express Trust for Processing.

      C. American Express Trust will mail the check representing the amount of the loan, less any loan processing fees not paid from forfeitures or the Company as referred in Exhibit D, to the Participant at the address listed on the American Express Trust recordkeeping system.

      D. Hardship Loans will follow the procedures outlined for loans in Exhibit B, Article V.F through Exhibit B, Article V.L.

VII.  PROCEDURES APPLICABLE TO A SINGLE-SUM LOAN PAYOFF

      A. A Participant may, via the Services Line, request the current status of his or her loan. If desired, a Participant may request, via the service representative, to pay off a loan in a single sum in advance of the scheduled due date. The service representative will communicate the payoff amount and the date by which American Express Trust must receive this amount. The loan payoff must be in the form of a certified check, a cashier's check, or a money order.

      B. Upon receipt by American Express Trust of the accurate amount of a Participant's single-sum loan payoff, American Express Trust will indicate on the promissory note that the loan is "PAID." The promissory note will then be sent to the Participant.

      C. In the event an amount in excess of the amount required to pay off the loan is received by American Express Trust, American Express Trust will follow the Committee's direction regarding the handling of the excess.

      D. Upon completion of payment of a loan by single-sum payoff, American Express Trust will notify the Company, and it will be the responsibility of the Company to coordinate with its payroll service to stop loan payment deductions. American Express Trust will not be liable for incorrect deductions made by the payroll service after proper communications to the Company by American Express Trust.


                                                                        Page B.8

                                                                       Exhibit B

VIII. PROCEDURES APPLICABLE TO IN-SERVICE WITHDRAWALS (EXCLUDING DIRECT
      ROLLOVERS)

      A. A Participant may request, via the Services Line, information about the availability of in-service withdrawals from the Plan. The Participant must speak with a service representative to obtain the general criteria applicable under the Plan for approval of in-service withdrawals.

      B. The information provided by the service representatives may include the following: events for which a withdrawal can be approved, amount available for withdrawal, and the documentation required to request a withdrawal.

      C. In order for American Express Trust to Process a Participant's request for an in-service withdrawal (except a hardship withdrawal) from the Plan, American Express Trust must have received from the Participant a signed pre-authorization form authorizing such withdrawals. Providing his or her Social Security number and PIN and initiating a request for an in-service withdrawal (except a hardship withdrawal or a Direct Rollover) will constitute the Participant's consent to the withdrawal.

      D. If American Express Trust is unable to Process a Participant's request for an in-service withdrawal (except a hardship withdrawal) because it has not received a completed pre-authorization form from the Participant, the Participant may request, via the service representatives, that a pre-authorization form be sent to him or her. The Participant must then again contact American Express Trust, after American Express Trust's receipt of the properly completed pre-authorization form, to request an in-service withdrawal (except a hardship withdrawal). American Express Trust will assume that the information on the pre-authorization form is accurate.

      E. If a Participant requests an in-service withdrawal (except a hardship withdrawal), if permitted under the terms of the Plan and Transaction Guidelines, the Participant will be given the opportunity to waive the 30-day waiting period that would otherwise be required to elapse prior to the execution of the withdrawal.

      F. If a Participant requests a hardship withdrawal, American Express Trust will send a withdrawal kit to the Participant. American Express Trust and the Committee will agree upon the material to be included in the withdrawal kit.


                                                                        Page B.9

                                                                       Exhibit B

            If the Plan, as reflected in the Transaction Guidelines, specifically allows such waiver, the withdrawal application will contain a section allowing the Participant to waive the 30-day waiting period that would otherwise be required to elapse prior to the execution of the withdrawal. The 30-day waiting period will begin on the fifth Business Day after the withdrawal kit is mailed to the Participant.

      G. Upon receipt of a properly completed hardship withdrawal application and any additional required documentation, American Express Trust will review and Grant or Deny the hardship withdrawal request, based on the Transaction Guidelines. American Express Trust will assume that the information provided by the Participant is accurate.

      H. If the hardship withdrawal request is Denied, American Express Trust will, in writing, notify the Committee and the Participant making the request. American Express Trust will require written direction from the Committee to Process a hardship withdrawal request if the documentation does not clearly meet the requirements set forth in the Transactions Guidelines.

      I. If the hardship withdrawal request is Granted, and upon a Participant's request for other in-service withdrawals, American Express Trust will mail the check and distribution statement, which reports the taxable amount of the withdrawal and the amount of federal and state tax withheld, to the Participant at the address listed on the American Express Trust recordkeeping system.

      J. For all in-service withdrawal requests, if the Plan and Transaction Guidelines allow for waiver of the 30-day period described in Articles VIII.E and VIII.F of this Exhibit, and if the Participant waives the 30-day period, the check will be mailed within the agreed upon standards. If the Participant does not waive the 30-day period, the check will be mailed no earlier than the next Business Day following the expiration of the 30-day period. At the Company's election, a report of the withdrawals Processed will be provided to the Company.

      K. In the event a Participant indicates that he or she intends to execute the in-service withdrawal in the form of a Direct Rollover. American Express Trust will follow the procedures for the Processing of Direct Rollovers described in Article XI of this Exhibit. American Express Trust will withhold from a


                                                                       Page B.10

                                                                       Exhibit B

            withdrawal that qualifies as an eligible rollover distribution, which is paid directly to a Participant, twenty percent federal income tax and, if the check is mailed to an address in a state that requires income tax withholding, applicable state tax withholding.

      L. American Express Trust will prepare and mail IRS Form 1099-R and, if required by the state, state income tax reporting forms, to all Participants who have taken a withdrawal from the Plan. These forms will be mailed by the end of January immediately following the calendar year during which the withdrawal was made. Additionally, American Express Trust will send corresponding information by electronic tape to the Internal Revenue Service and in hard copy format to the appropriate state authorities by the end of February immediately following the calendar year during which the withdrawal was made.

IX. PROCEDURES APPLICABLE TO DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT OR DISABILITY (EXCLUDING DIRECT ROLLOVERS)

      A. The Company will provide data to American Express Trust with respect to Participants who have terminated employment or have been determined by the Committee to be disabled and who are entitled to receive a distribution under the terms of the Plan. Such data will include, but will not be limited to, the Participant's name, Social Security number, employment date, termination or disability status, and termination or disability date.

      B. American Express Trust will rely on the data provided by the Company regarding terminated or disabled Participants who are eligible for distributions and will have no duty to inquire further into the eligibility of Participants designated by the Company as eligible to receive a distribution.

      C. A Participant who has terminated employment with the Company or who is determined by the Committee to be disabled may request, via the Services Line, a distribution. If the Company has not yet provided termination or disability data to American Express Trust for the Participant who has contacted American Express Trust, the request will be deferred until the Company has provided the appropriate termination or disability data.

      D. In order for American Express Trust to Process a Participant's request for a distribution upon termination or disability, American Express Trust must have


                                                                       Page B.11

                                                                       Exhibit B

      received from the Participant a signed pre-authorization form authorizing such distributions. Providing his or her Social Security number and PIN and initiating a request for a distribution upon termination or disability (except a distribution in the form of installments or a Direct Rollover) will constitute the Participant's consent to the distribution.

      E. If American Express Trust is unable to Process a Participant's request for a termination or disability distribution because it has not received a completed pre-authorization form from the Participant, the Participant may, via the service representatives, request that a pre-authorization form be sent to him or her. The Participant must then again contact American Express Trust, upon American Express Trust's receipt of the properly completed pre-authorization form, to request a termination or disability distribution. American Express Trust will assume that the information on the pre-authorization form is accurate.

      F. If the Participant requests a termination or disability distribution, if permitted under the terms of the Plan and Transaction Guidelines, the Participant will be given the opportunity to waive the 30-day waiting period that would otherwise be required to elapse prior to the execution of the distribution.

      G. If the Participant requests a termination or disability distribution, American Express Trust will mail the check and a distribution statement, which reports the taxable amount of the distribution and the amount of the federal and state tax withheld, to the Participant at the address listed on the American Express Trust recordkeeping system.

      H. If the Transaction Guidelines allow for waiver of the 30-day period described in Article IX.F of this Exhibit, and if the Participant waives the 30-day period, the check will be mailed within the agreed upon standards. If the Participant does not elect the waiver, the check will be mailed no earlier than the next Business Day following the expiration of the 30-day period. At the Company's request, a report of the distributions Processed will be provided to the Company.

      I. If permitted under the terms of the Transaction Guidelines, the Participant may elect distribution in the form of installments. If the Participant so elects, American Express Trust will send a distribution kit to the Participant, as


                                                                       Page B.12

                                                                       Exhibit B

            described in Article I.C. of this Exhibit. If the Participant elects installment payments, American Express Trust will establish the payments to be made at the frequency elected by the Participant. If the installment payments are to be made over the life of the Participant, American Express Trust will calculate installment payment amounts using the life expectancy tables of IRC ss.72 and the Participant's account value.

      J. In the event that a Participant indicates that he or she intends to execute the distribution in the form of a Direct Rollover, American Express Trust will follow the procedures for the Processing of Direct Rollovers described in Article XI of this Exhibit. American Express Trust will withhold from a distribution that qualifies as an eligible rollover distribution, which is paid directly to a Participant, twenty percent federal income tax and, if the check is mailed to an address in a state that requires income tax withholding, applicable state withholding.

      K. American Express Trust will prepare and mail IRS Form 1099-R and, if required by the state, state income tax reporting forms, to all Participants who have taken a distribution from the Plan. These forms will be mailed by the end of January immediately following the calendar year during which the distribution was made. Additionally, American Express Trust will send corresponding information by electronic tape to the Internal Revenue Service and in hard copy format to the appropriate state authorities by the end of February immediately following the calendar year during which the distribution was made.

X.    PROCEDURES APPLICABLE TO DISTRIBUTIONS IN THE EVENT OF DEATH OF A
      PARTICIPANT

      American Express Trust will be directed by the Committee with respect to distributions due to the death of a Participant, in accordance with the terms of the Plan and Article II.A of this Exhibit.

XI.   PROCEDURES APPLICABLE TO DIRECT ROLLOVERS FROM THE PLAN

      A. A Participant may request, via the Services Line, that an in-service withdrawal (including a hardship withdrawal) or a distribution due to termination of employment or disability, which the Participant believes qualifies as an eligible


                                                                       Page B.13

                                                                       Exhibit B

            rollover distribution, be paid directly to an eligible IRA or qualified plan in the form of a direct rollover ("Direct Rollover").

      B. Upon request by the Participant for a Direct Rollover, American Express Trust will send a withdrawal or distribution kit to the Participant, as provided in Articles VIII and IX of this Exhibit.

      C. If the request for withdrawal or distribution is Granted as provided in Article VIII or IX of this Exhibit, and if a Participant whose balance does not exceed $3,500 (or such greater amounts as approved by the IRS) affirmatively elects to make a Direct Rollover, American Express Trust will immediately Process the request without regard to the 30-day waiting period that would otherwise be required to elapse prior to the execution of the distribution. If a Participant whose balance exceeds $3,500 (or such greater amounts as approved by the IRS) affirmatively elects to make a Direct Rollover, the withdrawal or distribution will be Processed within the time frames described in Article VIII or IX of this Exhibit. American Express Trust will Process the request for a Direct Rollover as follows:

            1. If the Participant elects a Direct Rollover into an American Express Trust IRA, American Express Trust will send an application for an American Express Trust IRA to the Participant.

            2. If the Participant elects a Direct Rollover to another qualified plan or to a non-American Express Trust IRA, American Express Trust will inform the Participant of the information needed to make the Direct Rollover, which will be provided on the withdrawal or distribution application.

            3. Direct Rollovers to another qualified plan or to a non-American Express Trust IRA will be sent directly to the Participant, unless the Participant instructs otherwise. Upon the request of the Participant, and based on information provided by the Participant, the check may be sent directly to the custodian of an IRA or to the trustee of a qualified plan, and will be made payable to the custodian or trustee.

            4. Alternatively, upon the request of the Participant, and based on information provided by the Participant, a Direct Rollover may be


                                                                       Page B.14

                                                                       Exhibit B

                  wired to the custodian or trustee. The fee for the wire transfer will be deducted from the Participant's account prior to wire transfer.

            5. Neither American Express Trust nor the Company will have any liability for Direct Rollovers made on the basis of information provided by the Participant.

      D. American Express Trust will require written direction from the Committee to Process any application for a withdrawal or distribution under this section if the documentation does not clearly meet the requirements set forth in the Transaction Guidelines.

      E. If the distribution request is Granted, American Express Trust will mail the check and a distribution statement, which reports the taxable amount of the distribution, to the Participant at the address listed on the American Express Trust recordkeeping system. At the Company's election, a report of the Direct Rollovers Processed will be provided to the Company.

      F. American Express Trust will prepare and mail IRS Form 1099-R to all Participants who have taken a Direct Rollover from the Plan. These forms will be mailed by the end of January immediately following the calendar year during which the distribution was made. Additionally, American Express Trust will send corresponding information by electronic tape to the Internal Revenue Service by the end of February immediately following the calendar year during which the distribution was made.


                                                                       Page B.15

                                                                       Exhibit C

                          Schein Pharmaceutical, Inc.
        The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates
                       Administrative Services Agreement
                           Authorized Representatives

Listed below are names and specimen signatures of three representatives of the Committee who are authorized to direct American Express Trust on a day-to-day basis with respect to the administration of the Plan, and upon whose direction American Express Trust may act with regard to The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates:

1.    Oliver Esman                        /s/ Oliver Esman
      -------------------------------     --------------------------------------
      Name                                Signature

      VP. Human Resources
      -------------------------------
      Title

2.    Michelle Osterwise                  /s/ Michelle Osterwise
      -------------------------------     --------------------------------------
      Name                                Signature

      Manager, Human Resources
      -------------------------------
      Title

3.
      -------------------------------     --------------------------------------
      Name                                Signature


      -------------------------------
      Title

In the event there is a change with regard to this authorization list, we will, in writing, inform you of the change prior to direction given to American Express Trust by any representative of the Committee not identified above.

Sincerely,


/s/ [ILLEGIBLE]

For Schein Pharmaceutical, Inc.
Authorized Representative of Schein Pharmaceutical, Inc.


                                                                        Page C.1

                                                                       Exhibit D

                          Schein Pharmaceutical, Inc.
        The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates
                       Administrative Services Agreement
                                  Fee Schedule

--------------------------------------------------------------------------------
                           One-Time Implementation Fee
--------------------------------------------------------------------------------
Plan Conversion                                                  Estimated $0.00
o     Assumes 50 hours. Additional hours will
      be charged at the rate of $100.00 per
      hour.
--------------------------------------------------------------------------------
                                   Annual Fees
--------------------------------------------------------------------------------
I.    Participant Recordkeeping
--------------------------------------------------------------------------------
      Per Participant fee - Paid by Employer                              $20.00
      or taken from forfeitures.
--------------------------------------------------------------------------------
II.   Investment Wrap Fee on Lifestyle Funds
--------------------------------------------------------------------------------
      Wrap Fee:
      Assessed based upon the value of the                       25 basis points
      three Lifestyle funds as of the last
      business day of the calendar quarter.       Note: Upon liquidation of the
      Paid by Employer or taken from              pooled stable value fund this
      forfeitures.                                fee drops to 20 basis points.
--------------------------------------------------------------------------------
III.  Investment Accounting Services
--------------------------------------------------------------------------------
      "Pooled GIC" accounting valuation                                    $0.00
--------------------------------------------------------------------------------
IV.   Special Services
--------------------------------------------------------------------------------
      Cash disbursements (includes federal                      per check $10.00
      tax reporting) Paid by Employer or
      taken from forfeitures.
--------------------------------------------------------------------------------
      Participant loan setup fee - Paid by           per loan established $50.00
      Employer or taken from forfeitures.
--------------------------------------------------------------------------------
      Nondiscrimination test 401(k) or 401(m)           per occurrence $1,500.00
      Paid by Employer or taken from               Note: 401(k)(m) Test fees are
      forfeitures.                                         waived until 10/1/99.
--------------------------------------------------------------------------------
      415(c) Test paid by Employer or taken                     per test $500.00
      from forfeitures.
--------------------------------------------------------------------------------
      Reruns on 401(k) or (m)                           1/2 cost of initial test
      nondiscrimination testing
--------------------------------------------------------------------------------


                                                                        Page D.1

                                                                       Exhibit D

      Data clarification on 401(k) or 401(m)                     per hour $80.00
      nondiscrimination tests - Paid by the
      Employer or taken from forfeitures.
--------------------------------------------------------------------------------
      Manual data entry - Paid by the                            per hour $80.00
      employer or taken from forfeitures.
--------------------------------------------------------------------------------
      Out-of-pocket expense (including                                   at cost
      participant statement mailing costs) -
      Paid by the Employer or taken from
      forfeitures.
--------------------------------------------------------------------------------
      Any other special services required to                     per hour $80.00
      be performed by American Express Trust
      or which the Company requests American
      Express Trust to perform which are not
      specified in this Agreement or this
      Exhibit shall be billed on an hourly
      basis.
--------------------------------------------------------------------------------

All fees are stated at an annual rate. Trustee fees are calculated and billable quarterly based on quarter-ending market value of the assets of the fund. Participant recordkeeping fees are calculated and billable quarterly based on the number of Participant or beneficiary accounts maintained on the recordkeeping system for any portion of the calendar year.

Fees will be billed to the Company for payment by the Company. A late payment fee of 1 % per month will be assessed for payments not received within 30 days of the billing date indicated on the quarterly statement of fees. In accordance with the Plan and the trust agreement establishing the trust for the Plan, the above-identified fees may be withdrawn from the Investment Funds to the extent not paid by the Company.

The fees listed above are guaranteed through September 30, 2000.

The Company may, in its discretion, advise American Express Trust in writing as to change of procedure with respect to method of payment of fees.


                                                                        Page D.2

                                                                       Exhibit E

                          Schein Pharmaceutical, Inc.
                             The Retirement Plan of
                   Schein Pharmaceutical, Inc. and Affiliates
                       Pooled Services Agreement for the
                          Conservative Lifestyle Fund

This Pooled Services Agreement ("Services Agreement") is made and entered into as of October 1, 1997 by and between American Express Trust Company, a Minnesota trust company, ("American Express Trust") and Schein Pharmaceutical, Inc. ("Company"), acting on behalf of The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates ("Plan").

                                   Witnesseth

WHEREAS, the Company has established and continues to maintain the above named plan, as amended from time to time, for certain eligible employees of the Company and its participating subsidiaries, if any; and

WHEREAS, the Company has, pursuant to their trust agreement for the Plan, delegated its authority to appoint an Investment Manager or to select individually the funds to be used under the Conservative Lifestyle Fund's portfolio, that is to be used as a participant directed investment option in the Plan, to the Retirement Plan of Schein Pharmaceutical, Inc. and affiliates Committee ("Committee").

WHEREAS, The Committee for the Plan has accepted this delegation and has determined the individual funds to be used in the Conservative Lifestyle Fund, and

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I.    DEFINITIONS

      A. "Agreement" means the Administrative Services Agreement, of which this Services Agreement is a part of, for the Plan, as amended from time to time,


                                                                        Page E.1

                                                                       Exhibit E

            made effective October 1, 1997, by and between American Express Trust and the Company.

      B. "Fund" means the Conservative Lifestyle Fund, one of the investment options for Participants in the Plan that is managed by the Committee.

      C. "Investment Manager" for purposes of this Services Agreement means the Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates Committee.

      D. "Investments" means, in accordance with the Plan, Participant contributions including Participant-directed rollovers, Company contributions, loan repayments, transfers into the Fund from other investment options of the Plan, and such other activity as the Company or Participants may direct from time to time into the Fund.

      E.    "NAV" means the Net Asset Value per unit of the Fund.

      F. "Processing Date" means the Business Day on which Participant requested Withdrawals are posted to the American Express Trust participant recordkeeping system.

      G. "Withdrawals" (or "Withdrawal" as context dictates) means, in accordance with the Plan, Participant requests for in-service withdrawals, final distributions upon separation of service with the Company for any reason, loans, transfers out of the Fund to other investment options of the Plan, and such other activity as the Company or Participants may direct out of the Fund from time to time.

II.   PROVISION OF SERVICES/COMPENSATION

      American Express Trust shall provide the services as described herein for the Fund in consideration of compensation it receives under Exhibit D of the Agreement. This Services Agreement shall be signed separately, but shall form a part of and be incorporated by reference in the Agreement as Exhibit E.

III.  ASSETS OF THE FUND

      American Express Trust will have no investment discretion with respect to the assets of the Fund. The Investment Manager has determined the following investments and investment allocations for the Fund ("Underlying Funds"):

                  40%   Pooled Stable Value Fund

                  30%   PIMCO Total Return Fund (Administrative Class)

                  20%   Vanguard Growth and Income Portfolio


                                                                        Page E.2

                                                                       Exhibit E

                  5%    T. Rowe Price International Stock Fund
                  5%    PBHG Growth Fund

      Unless otherwise directed in writing by the Investment Manager, American Express Trust is directed to process requests for Investments into and Withdrawals from the Fund by investing in or withdrawing from, as the case may be, each of the Underlying Funds in direct proportion to the percentages set forth above. The Investment Manager further directs and authorizes American Express Trust to rebalance the Fund to the above percentages quarterly. The date of this rebalancing shall be the Business Day prior to the last Business Day of each quarter.

IV.   NAV AND NUMBER OF UNITS

      A.    NAV

            1. Participant accounts in the Plan shall be allocated units of the Fund. Each unit, including fractional units, shall constitute an undivided, pro rata interest in all of the assets, including all accrued income earned by the assets comprising the Fund.

            2. American Express Trust shall record the value of the Fund as of the close of each Business Day. The value of each unit shall be represented in terms of NAV.

            3. On October 1, 1997, American Express Trust shall establish the initial NAV at $10.00. Thereafter, the NAV shall vary with changes in the value of the assets comprising the Fund. The NAV is calculated by dividing the sum of 1) the value of all units or shares held in the Fund, and 2) income accruals, by the outstanding units of the Fund. The Company directs American Express Trust to treat dividends earned in the same manner that the sponsor of the Underlying Funds treats the dividends. For purposes of recording the daily NAV per unit of the Fund, the value of the Fund shall be determined by using the daily closing price of the Underlying Funds as provided by the Underlying Funds or their agents. If the Underlying Fund or its agent fails to provide the daily closing price of the Underlying Fund within two Business Days, American Express Trust shall promptly advise the Company and the Investment Manager. Until directed by the


                                                                        Page E.3

                                                                       Exhibit E

                  Investment Manager as to a course action, Investments will not be permitted into nor will Withdrawals be permitted out of the Fund.

      B.    Number of Units

            1. To determine the total number of units comprising the Fund on October 1, 1997, the Company directs American Express Trust to divide the total value of the assets by $10.00.

            2. The number of units constituting the Fund shall vary as amounts are invested in or withdrawn from the Fund. After October 1, the number of units of the Fund purchased and sold will be determined by dividing the amount of the Investments or Withdrawals by the NAV as of the Business Day on which the transaction is posted to Participant accounts in accordance with Articles V and VI of this Services Agreement.

V.    INVESTMENTS IN THE FUND

      A.    General

      Investments may be made into the Fund on any Business Day. All Investments in the Fund shall cause units, including fractional units, of the Fund to be purchased.

      B.    Contributions and Loan Payments

      The Company shall not remit to American Express Trust contributions or loan payments to be invested in the Fund without receipt of notification from American Express Trust that American Express Trust has completed the final edit of the contribution data. Contributions and loan payments received by American Express Trust before it has notified the Company that it has completed its edit of the contribution data or without its knowledge may be returned to the Company. Contributions and loan payments shall not be invested in the Fund until American Express Trust's edit of the contribution data is completed. Contributions and loan payments shall be allocated to Participant accounts on the American Express Trust participant recordkeeping system on the same Business Day as they are invested in the Fund and the number of additional units of the Fund allocated to Participant accounts in the Fund shall be based on the NAV as of the close of business on that Business Day.


                                                                        Page E.4

                                                                       Exhibit E

      C.    Transfers into the Fund

            1. Participants may request a transfer into the Fund from other investment options under the Plan by means of the Service Line.

            2. If Participant requests for transfers into the Fund from other investment options of the Plan are received by American Express Trust before 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on that Business Day. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on that Business Day.

            3. if the transfer request is received at or after 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on the Business Day following the Business Day such request was received by American Express Trust. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

            4. A request for a transfer to the Fund must be complete and accurate, as defined by the procedures of American Express Trust, and cannot be canceled.

VI.   WITHDRAWALS FROM THE FUND

      A.    General

            1. Withdrawals may be made from the Fund on any Business Day. All Withdrawals from the Fund will cause units, including fractional units, of the Fund to be sold.

            2. A Withdrawal request must be complete and accurate, as defined by the procedures of American Express Trust, and cannot be canceled.

      B.    Transfers out of the Fund

            Participants may request a transfer from the Fund to other investment options under the Plan by means of the Service Line.

            1. Participant requests for transfers from the Fund to other investment options of the Plan received by American Express Trust before 3:00 p.m. Central time, will be posted to the Participant's accounts on that


                                                                        Page E.5

                                                                       Exhibit E

                  Business Day. The Participant's request for a transfer will be based on the NAV as of the close of business on that Business Day.

            2. Participant requests for transfers from the Fund to other investment options of the Plan received at or after 3:00 p.m. Central time will be posted to the Participant's accounts on the Business Day following the Business Day such request was received by American Express Trust. The Participant's request for a transfer will be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

VII.  MUTUAL UNDERSTANDINGS

      It is understood and agreed to by all parties that American Express Trust is not the Investment Manager over the Fund.


                                                                        Page E.6

                                                                       Exhibit E

IN WITNESS, the parties have entered into this Pooled Agreement as of the date first written above:

Schein Pharmaceutical, Inc.         American Express Trust Company

SIGNED: /s/ Oliver N. Esman         SIGNED: /s/ [ILLEGIBLE]
        -------------------                 ----------------------------------

TITLE: Vice President               TITLE: Vice President/Senior Trust Officer
       --------------------                -----------------------------------

DATE: 10-23-97                      DATE: October 24 1997
      ---------------------               ------------------------------------


The Retirement Plan of Schein
Pharmaceutical, Inc. and
Affiliates Committee

SIGNED: /s/ Oliver N. Esman
        -------------------

TITLE: Vice President
       --------------------

DATE: 10-23-97
      ---------------------


                                                                        Page E.7

              Wire Instructions to American Express Trust Company

Norwest Bank Minneapolis, N.A.

ABA #091000019

Sixth Street & Marquette Avenue

Minneapolis, MN 55479

Account 20-570

American Express Trust Company Fiduciary Account

For further credit to the:    The Retirement Plan of Schein Pharmaceutical, Inc.
                              & Affiliates; Plan # DM0190700

Only at the request of American Express Trust Company will money be wired by the Schein Pharmaceutical, Inc. to American Express Trust Company for current contributions, loan payments and total loan repayments.

                                                                       Exhibit F

                          Schein Pharmaceutical, Inc.
                            The Retirement Plan for
                   Schein Pharmaceutical, Inc. and Affiliates
                       Pooled Services Agreement for the
                            Balanced Lifestyle Fund

This Pooled Services Agreement ("Services Agreement") is made and entered into as of October 1, 1997 by and between American Express Trust Company, a Minnesota trust company, ("American Express Trust") and Schein Pharmaceutical, Inc. ("Company"), acting on behalf of The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates ("Plan").

                                   Witnesseth

WHEREAS, the Company has established and continues to maintain the above named plan, as amended from time to time, for certain eligible employees of the Company and its participating subsidiaries, if any; and

WHEREAS, the Company has, pursuant to their trust agreement for the Plan, delegated its authority to appoint an Investment Manager or to select individually the funds to be used under the Balanced Lifestyle Fund's portfolio, that is to be used as a participant directed investment option in the Plan, to The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates Committee ("Committee").

WHEREAS, The Committee for the Plan has accepted this delegation and has determined the individual funds to be used in the Balanced Lifestyle Fund; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties agree as follows:

I.    DEFINITIONS


      A. "Agreement" means the Administrative Services Agreement for the Plan, as amended from time to time,


                                                                        Page F.1

                                                                       Exhibit F

            made effective October 1, 1997, by and between American Express Trust and the Company.

      B. "Fund" means the Balanced Lifestyle Fund, one of the investment options for Participants in the Plan that is managed by the Committee.

      C. "Investment Manager" for purposes of this Services Agreement means The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates Committee.

      D. "Investments" means, in accordance with the Plan, Participant contributions including Participant-directed rollovers, Company contributions, loan repayments, transfers into the Fund from other investment options of the Plan, and such other activity as the Company or Participants may direct from time to time into the Fund.

      B.    "NAV" means the Net Asset Value per unit of the Fund.

      F. "Processing Date" means the Business Day on which Participant requested withdrawals are posted to the American Express Trust participant recordkeeping system.

      G. "Withdrawals" (or "Withdrawal" as context dictates) means, in accordance with the Plan. Participant requests for in-service withdrawals, final distributions upon separation of service with the Company for any reason, loans, transfers out of the Fund to other investment options of the Plan, and such other activity as the Company or Participants may direct out of the Fund from time to time.

II.   PROVISION OF SERVICES/COMPENSATION

      American Express Trust shall provide the services as described herein for the Fund in consideration of compensation it receives under Exhibit D of the Agreement. This Services Agreement shall be signed separately, but shall form a part of and be incorporated by reference in the Agreement as Exhibit F.

III.  ASSETS OF THE FUND

      American Express Trust will have no investment discretion with respect to the assets of the Fund. The Investment Manager has determined the following investments and investment allocations for the Fund ("Underlying Funds"):

                  15%   Pooled Stable Value Fund
                  35%   PIMCO Total Return Fund (Administrative Class)
                  30%   Vanguard Growth and Income Portfolio


                                                                        Page F.2

                                                                       Exhibit F

                  10%   T. Rowe Price International Stock Fund
                  10%   PBHG Growth Fund

      Unless otherwise directed in writing by the Investment Manager, American Express Trust is directed to process requests for Investments into and Withdrawals from the Fund by investing in or withdrawing from, as the case may be, each of the Underlying Funds in direct proportion to the percentages set forth above. The Investment Manager further directs and authorizes American Express Trust to rebalance the Fund to the above percentages quarterly. The date of this rebalancing shall be the Business Day prior to the last Business Day of each quarter.

IV.   NAV AND NUMBER OF UNITS

      A.    NAV

            1. Participant accounts in the Plan shall be allocated units of the Fund. Each unit, including fractional units, shall constitute an undivided, pro rata interest in all of the assets, including all accrued income earned by the assets comprising the Fund.

            2. American Express Trust shall record the value of the Fund as of the close of each Business Day. The value of each unit shall be represented in terms of NAV.

            3. On October 1, 1997, American Express Trust shall establish the initial NAV at $10.00. Thereafter, the NAV shall vary with changes in the value of the assets comprising the Fund. The NAV is calculated by dividing the sum of 1) the value of all units or shares held in the Fund, and 2) income accruals, by the outstanding units of the Fund.

            4. The Company directs American Express Trust to treat dividends earned in the same manner that the sponsor of the Underlying Funds treats the dividends. For purposes of recording the daily NAV per unit of the Fund, the value of the Fund shall be determined by using the daily closing price of the Underlying Funds as provided by the Underlying Funds or their agents. If the Underlying Fund or its agent fails to provide the daily closing price of the Underlying Fund within two Business Days, American Express Trust shall promptly advise the Company and the Investment Manager. Until directed by the


                                                                        Page F.3

                                                                       Exhibit F

                  Investment Manager as to a course action, Investments will not be permitted into nor will Withdrawals be permitted out of the Fund.

      B.    Number of Units

            1. To determine the total number of units comprising the Fund on October 1, 1997, the Company directs American Express Trust to divide the total value of the assets by $10.00.

            2. The number of units constituting the Fund shall vary as amounts are invested in or withdrawn from the Fund. After October 1, the number of units of the Fund purchased and sold will be determined by dividing the amount of the Investments or Withdrawals by the NAV as of the Business Day on which the transaction is posted to Participant accounts in accordance with Articles V and VI of this Services Agreement.

V.    INVESTMENTS IN THE FUND

      A.    General

            Investments may be made into the Fund on any Business Day. All Investments in the Fund shall cause units, including fractional units, of the Fund to be purchased.

      B.    Contributions and Loan Payments

            The Company shall not remit to American Express Trust contributions or loan payments to be invested in the Fund without receipt of notification from American Express Trust that American Express Trust has completed the final edit of the contribution data. Contributions and loan payments received by American Express Trust before it has notified the Company that it has completed its edit of the contribution data or without its knowledge may be returned to the Company. Contributions and loan payments shall not be invested in the Fund until American Express Trust's edit of the contribution data is completed. Contributions and loan payments shall be allocated to Participant accounts on the American Express Trust participant recordkeeping system on the same Business Day as they are invested in the Fund and the number of additional units of the Fund allocated to participant accounts in the Fund shall be based on the NAV as of the close of business on that Business Day.


                                                                        Page F.4

                                                                       Exhibit F

      C.    Transfers into the Fund

            1. Participants may request a transfer into the Fund from other investment options under the Plan by means of the Service Line.

            2. If Participant requests for transfers into the Fund from other investment options of the Plan are received by American Express Trust before 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on that Business Day. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on that Business Day.

            3. If the transfer request is received at or after 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on the Business Day following the Business Day such request was received by American Express Trust. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

            4. A request for a transfer to the Fund must be complete and accurate, as defined by the procedures of American Express Trust, and cannot be canceled.

VI.   WITHDRAWALS FROM THE FUND

      A.    General

            1. Withdrawals may be made from the Fund on any Business Day. All Withdrawals from the Fund will cause units, including fractional units, of the Fund to be sold.

            2. A Withdrawal request must be complete and accurate, as defined by the procedures of American Express Trust, and cannot be canceled.

      B.    Transfers out of the Fund

            Participants may request a transfer from the Fund to other investment options under the Plan by means of the Service Line.

            1. Participant requests for transfers from the Fund to other investment options of the Plan received by American Express Trust before 3:00 p.m. Central time, will be posted to the Participant's accounts on that


                                                                        Page F.5

                                                                       Exhibit F

                  Business Day. The Participant's request for a transfer will be based on the NAV as of the close of business on that Business Day.

            2. Participant requests for transfers from the Fund to other investment options of the Plan received at or after 3:00 p.m. Central time will be posted to the Participant's accounts on the Business Day following the Business Day such request was received by American Express Trust. The Participant's request for a transfer will be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

VII.  MUTUAL UNDERSTANDINGS

      It is understood and agreed to by all parties that American Express Trust is not the Investment Manager over the Fund.


                                                                        Page F.6

                                                                       EXHIBIT F

IN WITNESS, the parties have entered into this Pooled Agreement as of the date first written above:

Schein Pharmaceutical, Inc.         American Express Trust Company

SIGNED: /s/ Oliver N. Esman         SIGNED: /s/ [ILLEGIBLE]
        -------------------                 ----------------------------------

TITLE: Vice President               TITLE: Vice President/Senior Trust Officer
       --------------------                -----------------------------------

DATE: 10-23-97                      DATE: October 27, 1997
      ---------------------               ------------------------------------


The Retirement Plan of Schein
Pharmaceutical, Inc. and
Affiliates Committee

SIGNED: /s/ Oliver N. Esman
        -------------------

TITLE: Vice President
       --------------------

DATE: 10-23-97
      ---------------------


                                                                        Page F.7

                                                                       Exhibit G

                          Schein Pharmaceutical, Inc.
                            The Retirement Plan for
                   Schein Pharmaceutical, Inc. and Affiliates
                       Pooled Services Agreement for the
                           Aggressive Lifestyle Fund

This Pooled Services Agreement ("Services Agreement") is made and entered into as of October 1, 1997 by and between American Express Trust Company, a Minnesota trust company, ("American Express Trust") and Schein Pharmaceutical, Inc. ("Company"), acting on behalf of The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates ("Plan").

                                   Witnesseth

WHEREAS, the Company has established and continues to maintain the above named plan, as amended from time to time, for certain eligible employees of the Company and its participating subsidiaries, if any; and

WHEREAS, The Company has, pursuant to their trust agreement for the Plan, delegated its authority to appoint an Investment Manager or to select individually the funds to be used under the Aggressive Lifestyle Fund's portfolio, that is to be used as a participant directed investment option in the Plan, to the Retirement Plan of Schein Pharmaceutical. Inc. and Affiliates Committee ("Committee").

WHEREAS, The Committee for the Plan has accepted this delegation and has determined the individual funds to be used in the Aggressive Lifestyle Fund; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties agree as follows:

I.    DEFINITIONS

      A. "Agreement" means the Administrative Services Agreement for the Plan, as amended from time to time,


                                                                        Page G.1

                                                                       Exhibit G

            made effective October 1, 1997, by and between American Express Trust and the Company.

      B. "Fund" means the Aggressive Lifestyle Fund, one of the investment options for Participants in the Plan that is managed by the Committee.

      C. "Investment Manager" for purposes of this Services Agreement means The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates Committee.

      D. "Investments" means, in accordance with the Plan, Participant contributions including Participant-directed rollovers, Company contributions, loan repayments, transfers into the Fund from other investment options of the Plan, and such other activity as the Company or Participants may direct from time to time into the Fund.

      E.    "NAV" means the Net Asset Value per unit of the Fund.

      F. "Processing Date" means the Business Day on which Participant requested withdrawals are posted to the American Express Trust participant recordkeeping system.

      G. "Withdrawals" (or "Withdrawal" as context dictates) means, in accordance with the Plan, Participant requests for in-service withdrawals, final distributions upon separation of service with the Company for any reason, loans, transfers out of the Fund to other investment options of the Plan, and such other activity as the Company or Participants may direct out of the Fund from time to time.

II.   PROVISION OF SERVICES/COMPENSATION

      American Express Trust shall provide the services as described herein for the Fund in consideration of compensation it receives under Exhibit D of the Agreement. This Services Agreement shall be signed separately, but shall form a part of and be incorporated by reference in the Agreement as Exhibit G.

III.  ASSETS OF THE FUND

      American Express Trust will have no investment discretion with respect to the assets of the Fund. The Investment Manager has determined the following investments and investment allocations for the Fund ("Underlying Funds"):

                  0%    Pooled Stable Value Fund
                  25%   PIMCO Total Return Fund (Administrative Class)
                  45%   Vanguard Growth and Income Portfolio


                                                                        Page G.2

                                                                       Exhibit G

                  15%   T. Rowe Price International Stock Fund
                  10%   PBHG Growth Fund

      Unless otherwise directed in writing by the Investment Manager, American Express Trust is directed to process requests for Investments into and Withdrawals from the Fund by investing in or withdrawing from, as the case may be, each of the Underlying Funds in direct proportion to the percentages set forth above. The Investment Manager further directs and authorizes American Express Trust to rebalance the Fund to the above percentages quarterly. The date of this rebalancing shall be the Business Day prior to the last Business Day of each quarter.

IV.   NAV AND NUMBER OF UNITS

      A.    NAV

            1. Participant accounts in the Plan shall be allocated units of the Fund. Each unit, including fractional units, shall constitute an undivided, pro rata interest in all of the assets, including all accrued income earned by the assets comprising the Fund.

            2. American Express Trust shall record the value of the Fund as of the close of each Business Day. The value of each unit shall be represented in terms of NAV.

            3. On October 1, 1997, American Express Trust shall establish the initial NAV at $10.00. Thereafter, the NAV shall vary with changes in the value of the assets comprising the Fund. The NAV is calculated by dividing the sum of 1) the value of all units or shares held in the Fund, and 2) income accruals, by the outstanding units of the Fund.

            4. The Company directs American Express Trust to treat dividends earned in the same manner that the sponsor of the Underlying Funds treats the dividends. For purposes of recording the daily NAV per unit of the Fund, the value of the Fund shall be determined by using the daily closing price of the Underlying Funds as provided by the Underlying Funds or their agents. If the Underlying Fund or its agent fails to provide the daily closing price of the Underlying Fund within two Business Days, American Express Trust shall promptly advise the Company and the Investment Manager. Until directed by the


                                                                        Page G.3

                                                                       Exhibit G

                  Investment Manager as to a course action, Investments will not be permitted into nor will Withdrawals be permitted out of the Fund.

      B.    Number of Units

            1. To determine the total number of units comprising the Fund on October 1, 1997, the Company directs American Express Trust to divide the total value of the assets by $10.00.

            2. The number of units constituting the Fund shall vary as amounts are invested in or withdrawn from the Fund. After October 1, the number of units of the Fund purchased and sold will be determined by dividing the amount of the Investments or Withdrawals by the NAV as of the Business Day on which the transaction is posted to Participant accounts in accordance with Articles V and VI of this Services Agreement.

V.    INVESTMENTS IN THE FUND

      A.    General

            Investments may be made into the Fund on any Business Day. All Investments in the Fund shall cause units, including fractional units, of the Fund to be purchased.

      B.    Contributions and Loan Payments

            The Company shall not remit to American Express Trust contributions or loan payments to be invested in the Fund without receipt of notification from American Express Trust that American Express Trust has completed the final edit of the contribution data. Contributions and loan payments received by American Express Trust before it has notified the Company that it has completed its edit of the contribution data or without its knowledge may be returned to the Company. Contributions and loan payments shall not be invested in the Fund until American Express Trust's edit of the contribution data is completed. Contributions and loan payments shall be allocated to Participant accounts on the American Express Trust participant recordkeeping system on the same Business Day as they are invested in the Fund and the number of additional units of the Fund allocated to participant accounts in the Fund shall be based on the NAV as of the close of business on that Business Day.


                                                                        Page G.4

                                                                       Exhibit G

      C.    Transfers into the Fund

            1. Participants may request a transfer into the Fund from other investment options under the Plan by means of the Service Line.

            2. If Participant requests for transfers into the Fund from other investment options of the Plan are received by American Express Trust before 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on that Business Day. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on that Business Day.

            3. If the transfer request is received at or after 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on the Business Day following the Business Day such request was received by American Express Trust. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

            4. A request for a transfer to the Fund must be complete and accurate, as defined by the procedures of American Express Trust, and cannot be canceled.

VI.   WITHDRAWALS FROM THE FUND

      A.    General

            1. Withdrawals may be made from the Fund on any Business Day. All Withdrawals from the Fund will cause units, including fractional units, of the Fund to be sold.

            2. A Withdrawal request must be complete and accurate, as defined by the procedures of American Express Trust, and cannot be canceled.

      B.    Transfers out of the Fund

            Participants may request a transfer from the Fund to other investment options under the Plan by means of the Service Line.

            1. Participant requests for transfers from the Fund to other investment options of the Plan received by American Express Trust before 3:00 p.m. Central time, will be posted to the Participant's accounts on that


                                                                        Page G.5

                                                                       Exhibit G

                  Business Day. The Participant's request for a transfer will be based on the NAV as of the close of business on that Business Day.

            2. Participant requests for transfers from the Fund to other investment options of the Plan received at or after 3:00 p.m. Central time will be posted to the Participant's accounts on the Business Day following the Business Day such request was received by American Express Trust. The Participant's request for a transfer will be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

VII.  MUTUAL UNDERSTANDINGS

      It is understood and agreed to by all parties that American Express Trust is not the Investment Manager over the Fund.


                                                                        Page G.6

                                                                       EXHIBIT G

IN WITNESS, the parties have entered into this Pooled Agreement as of the date first written above:

Schein Pharmaceutical, Inc.         American Express Trust Company

SIGNED: /s/ Oliver N. Esman         SIGNED: /s/ [ILLEGIBLE]
        -------------------                 ----------------------------------

TITLE: Vice President               TITLE: Vice President/Senior Trust Officer
       --------------------                -----------------------------------

DATE: 10-23-97                      DATE: October 27, 1997
      ---------------------               ------------------------------------


The Retirement Plan of Schein
Pharmaceutical, Inc. and
Affiliates Committee

SIGNED: /s/ Oliver N. Esman
        -------------------

TITLE: Vice President
       --------------------

DATE: 10-23-97
      ---------------------


                                                                        Page G.7

                                                                       Exhibit H

                          Schein Pharmaceutical, Inc.
        The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates
                     Pooled GIC Services Agreement for the
                            Pooled Stable Value Fund

This Pooled GIC Services Agreement is made and entered into as of October 1, 1997 (Effective Date) by and between American Express Trust Company, a Minnesota trust company, ("American Express Trust") and Schein Pharmaceutical, Inc. ("Company"), acting on behalf of The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates ("Plan").

In consideration of the mutual covenants contained herein, the parties agree as follows:

I.    DEFINITIONS

      A. "Agreement" means the Administrative Services Agreement for the Plan, as amended from time to time, made effective October 1, 1997, by and between American Express Trust and the Company.

      B. "Contracts" (or "Contract" as context dictates) collectively refer to the following individual investment contracts held by the Fund:

--------------------------------------------------------------------------------
            Carrier                GIC Contract #      Rate       Maturity
--------------------------------------------------------------------------------
1. LaSalle National Bank Trust      46-7241-90-7      Variable     3/1/98
and Asset Management Pooled
Trust Fund
--------------------------------------------------------------------------------

      C.    "Contract Carriers" refer to LaSalle National Bank and Trust.

      D. "Fund" means the Pooled Stable Value Fund, one of the investment options for Participants in the Plan.

      E. "Income Fund H" means American Express Trust Income Fund II, a collective investment fund.

      F. "Investments" mean, in accordance with the Plan, Participant contributions, Company contributions, loan repayments, transfers into the Fund from other investment options of the Plan, and such other activity into the Fund as the Company or Participants may direct from time to time.

      G.    "NAV" means the Net Asset Value per unit of the Fund.

                                                                       Exhibit H

      H.    "Processing Date" means the Business Day on which
            Participant-requested Withdrawals are posted to the American Express Trust participant recordkeeping system.

      I. "Withdrawals" (or "Withdrawal" as context dictates) means, in accordance with the Plan, Participant requests for in-service withdrawals, final distributions upon separation of service from the Company for any reason, loans, transfers out of the Fund to other investment options of the Plan, and such other withdrawals, distributions, or transfers out of the Fund as the Company or Participants may direct from time to time.

II.   PROVISION OF SERVICES/COMPENSATION

      American Express Trust shall provide the services as described herein for the Fund in consideration of compensation it receives under the Agreement. This Pooled GIC Services Agreement shall form a part of the Agreement as Exhibit H.

III.  ASSETS OF THE FUND

      The Fund shall consist of the Contracts, units of Income Fund II, and earnings on all such assets. The source and amount of the initial investment in Income Fund II shall be directed by the Company prior to October 1, 1997. American Express Trust shall have no discretionary investment responsibility with respect to the Contracts.

IV.   NAV AND NUMBER OF UNITS

      A.    NAV

            1. Participant accounts in the Plan shall be allocated units of the Fund. Each unit, including fractional units, shall constitute an undivided, pro rata interest in all or the assets, including all accrued income earned by the assets, comprising the Fund.

            2. American Express Trust shall record the value of the Fund on each Business Day. The value of each unit shall be represented in terms of NAV.

            3. On October 1, 1997 American Express Trust shall establish the initial NAV at $10.00. Each Business Day thereafter, the NAV shall adjust from $10.00 and shall thereafter vary with changes in the value of the assets comprising the Fund. The NAV will be calculated by dividing the sum of 1) the value of the Contracts as provided in Article IV.A.4 herein, and 2) the value of all units of Income Fund II held in the Fund,

                                                                       Exhibit H

                  and 3) all income accruals on all assets in the Fund, by the outstanding units of the Fund.

            4.    a.    American Express Trust shall record the Contracts at
                        book value as provided by the Contract Carriers and calculate interest accruals on the Contracts based on the daily interest accrual rates of the Contracts. In the event that American Express Trust cannot determine the daily interest accrual rate of a Contract through its GIC interest accrual system. American Express Trust will request the Contract Carrier to determine the daily interest accrual rate. It is understood and agreed by the parties that American Express Trust will be unable to calculate the NAV until the daily interest accrual rates for all of the Contracts has been determined.

                  b. In addition, in order to properly perform the services described in this Article IV.A in a timely manner, American Express Trust needs to receive from the Contract Carriers within ten (10) days after the end of each month, the actual value of each Contract in dollars, including all accruals on such Contracts, as of the last calendar day of each month. In the event the value of a Contract as provided by a Contract Carrier is inconsistent with the aggregate amount recorded by American Express Trust using the daily interest accrual rate, then American Express Trust shall adjust its records as soon as practicable following its receipt of the value of the Contract as provided by the Contract Carriers. American Express Trust shall have no obligation to retroactively adjust its records nor the NAV as of any prior date. Failure by the Contract Carriers to provide the necessary data to American Express Trust shall relieve American Express Trust from any responsibility to adjust its records or the NAV until a reasonable time after such data is received.

            5. For purposes of recording the daily NAV per unit of the Fund, units of Income Fund II held by the Fund shall be reported by the American

                                                                       Exhibit H

                  Express Trust as directed by the investment manager of the Income Fund II.

      B.    Number of Units

            1. To determine the total number of units comprising the Fund on October 1, 1997 American Express Trust shall divide the total value of the assets received from the Prior Trustee by $10.00.

            2. The number of units constituting the Fund shall vary as amounts are invested in or withdrawn from the Fund. The number of units of the Fund purchased and sold will be determined by dividing the amount of the Investments or Withdrawals by the NAV as of the Business Day on which the transaction is posted to Participant accounts in accordance with Articles V. and VI. of this Pooled GIC Services Agreement.

V.    INVESTMENTS IN THE FUND

      A.    General

            1. Investments may be made into the Fund on any Business Day. All Investments in the Fund shall cause units, including fractional units, of the Fund to be purchased.

            2.    Investments shall be invested in Income Fund II.

      B.    Contributions and Loan Payments

            The Company shall not remit to American Express Trust contributions or loan payments to be invested in the Fund without receipt of notification from American Express Trust that American Express Trust has completed the final edit of the contribution data. Contributions and loan payments received by American Express Trust before it has notified the Company that it has completed its edit of the contribution data or without its knowledge may be returned to the Company. Contributions and loan payments shall not be invested in the Fund until American Express Trust's edit of the contribution data is completed. Contributions and loan payments shall be allocated to Participant accounts on the American Express Trust participant recordkeeping system on the same Business Day as they are invested in the Fund and the number of additional units of the Fund allocated to Participant accounts in the Fund shall be based on the NAV as of the close of business on that Business Day.

                                                                       Exhibit H

      C.    Transfers into the Fund

            1. Participants may request a transfer into the Fund from other investment options under the Plan by means of the Services Line.

            2. If Participant requests for transfers into the Fund from other investment options of the Plan are received by American Express Trust before 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on that Business Day. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on that Business Day.

            3. If the transfer request is received at or after 3:00 p.m. Central time, the transfer will be posted to the Participant's accounts on the Business Day following the Business Day such request was received by American Express Trust. The number of additional units of the Fund allocated to the Participant's account in the Fund shall be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

            4. A request for a transfer to the Fund must be complete and accurate, in the judgement of American Express Trust, and cannot be canceled.

VI.   WITHDRAWALS FROM THE FUND

      A.    General

            1.    Withdrawals may be made from the Fund on any Business Day.

            2. All Withdrawals from the Fund will cause units, including fractional units, of the Fund to be sold.

            3. A Withdrawal request must be complete and accurate, in the judgement of American Express Trust, and cannot be canceled.

            4. If at any time the Fund has insufficient liquidity to satisfy all Participant requests for Withdrawals on a given Business Day, then American Express Trust shall promptly advise the Company as to the status of the Fund and will proceed as provided in Article VI.B.2 below :o restore sufficient liquidity unless otherwise instructed in writing by the Company. All Withdrawals will be suspended until liquidity is sufficiently restored to process all Participant requests for Withdrawals. Participants who have made a request for a Withdrawal will be notified

                                                                       Exhibit H

                  that the Withdrawals they have requested will be processed on the Business Day on which liquidity is restored. The reduction in the number of units in the Participant's account in the Fund shall be based on the NAV as of the close of the Processing Date.

      B.    In-service Withdrawals, Loans, and Final Distributions

            1. Subject to sufficient liquidity in the Fund, the Processing Date for a Participant's request for a Withdrawal in the form of in-service withdrawals, final distributions upon separation of service from the Company for any reason, and loans will be processed after receipt by American Express Trust of the Participant's request and will be based on the NAV per unit as of the close of business on the Processing Date.

            2. Withdrawals in the form of withdrawals, final distributions upon separation of service, and loans shall be first paid from Income Fund II. If there are insufficient units of Income Fund II, then American Express Trust shall liquidate all or a portion of the Contracts on a last in first out basis (in the order of the Contracts listed in Article I.B. of this Pooled GIC Services Agreement) in the amounts as directed by the Company.

      C.    Transfers out of the Fund

            1. Participants may request a transfer from the Fund to other investment options under the Plan by means of the Services Line.

            2. If there are sufficient units of Income Fund II to satisfy all Participant requests for Withdrawals on a given Business Day,

                  a. Participant requests for transfer from the Fund to other investment options of the Plan received by American Express Trust before 3:00 p.m. Central time, will be posted to the Participant's accounts on that Business Day. The Participant's request for a transfer will be based on the NAV as of the close of business on that Business Day.

                  b. Participant requests for transfers from the Fund to other investment options of the Plan received at or after 3:00 p.m. Central time will be posted to the Participant's accounts on the

                                                                       Exhibit H

                        Business Day following the Business Day such request was received by American Express Trust. The Participant's request for a transfer will be based on the NAV as of the close of business on the Business Day following the Business Day such request was received by American Express Trust.

VII.  CONVERSION OF THE CONTRACTS TO CASH

      Upon maturity or liquidation of any Contract, the proceeds resulting from such event shall be invested in Income Fund II. Upon the occurrence of maturity and/or liquidation of all of the Contracts, the Fund shall be terminated and all Participants' interests in the Fund shall be converted to interests in Income Fund II as soon as administratively practicable. All such Participant interests in Income Fund II shall be expressed in units, including fractional units, of Income Fund II.

IN WITNESS WHEREOF, the parties have entered into this Pooled GIC Services Agreement as of the date first written above:


Schein Pharmaceutical, Inc. on      American Express Trust Company
behalf of The Retirement Plan
of Schein Pharmaceutical, Inc.
& Affiliates
                                    SIGNED: /s/ [ILLEGIBLE]
                                            ----------------------------------
SIGNED: /s/ Oliver N. Esman
        -------------------         TITLE: Vice President/Senior Trust Officer
                                           -----------------------------------
TITLE: Vice President
       --------------------         DATE: October 27, 1997
                                          ------------------------------------
DATE: 10-23-97
      ---------------------

                                                                       Exhibit I

                             Performance Guarantee
                    Schein Pharmaceutical, Inc. & Affiliates
        The Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates

American Express Trust is committed to providing service of the highest quality. As evidence of this commitment, the following Performance Guarantee is offered on the services stated as follows:

1. Investment of contributions will occur within five (5) Business Days after receipt of complete and balanced information.

2. Requests for total distributions, hardship withdrawals, and age 70 1/2 required minimum distributions will be satisfied and mailed within five
      (5) Business Days after receipt of complete and accurate requests.

3.    Requests for participant loans will be satisfied and mailed within seven
      (7) Business Days after receipt of complete and accurate requests.

4. A monthly reporting package consisting of the trustee statement, totals only of the administrative report, reconciliation worksheet, active loan report. delinquent loan report (if any), and default loan report (if any) will be mailed within twelve (12) Business Days after month-end.

All quarterly participant statements will be mailed within twelve (12) Business Days after quarter-end.

All services performed will be completed with 100% accuracy.

If you are not completely satisfied with our service delivery, and response to service issues, American Express Trust will refund the applicable fees for the processing period involved.

To invoke this guarantee relative to any services performed, please contact your Account Executive.

                                                                       EXHIBIT A

                             AMENDMENT NO. 1 TO THE

         RETIREMENT PLAN OF SCHEIN PHARMACEUTICAL, INC. AND AFFILIATES

                 as AMENDED AND RESTATED AS OF JANUARY 1, 1998

Reference is made to the restated Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates (the "Plan"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

I.    Section 6.04 of the Plan is amended to include the following:

      A. Delete the fourth paragraph which begins with the text "For purposes of determining Years of Service.." and ends with the text "..Sections 414(b), (c), (m), (n) or (o) of the Code."

      B.    Include the following text in place of the text deleted

            1. "Effective as of January 1, 1996, for purposes of determining Years of Service under Section 6.04, the Plan shall take into account all Years of Service an Employee completes with i) the employer or any entity which is required to be aggregated with the Employer pursuant to Sections 414(b), (c), (m), (n), or
                  (o) of the Code or ii) Bayer AG or any subsidiary thereof which is controlled by at least 50% of the voting rights therein, provided such employment occurred immediately prior to employment with the Company or its subsidiaries."

Except as amended hereby, the Plan shall continue in full force and effect.

                                   Exhibit B

                               AMENDMENT NO. 2 TO
                             THE RETIREMENT PLAN OF
                    SCHEIN PHARMACEUTICAL, INC. & AFFILIATES
                  (Amended and Restated as of January 1, 1998)

      Effective as of the dates set forth herein, the Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates (Amended and Restated as of January 1, 1998) (the "Plan"), is amended as follows:

            Effective as of September 1, 1998, Section 6.04 of the Plan is amended by deleting the word "or" from subsection (b), deleting the period at the end of subsection (c) and adding", or" to the end of such subsection (c) and adding the following new subsection (d):

            "(d) termination of employment with the Employer pursuant to an employment reduction plan during the period September 1, 1998 through and including August 31, 1999."

                               AMENDMENT NO. 3 TO
                             THE RETIREMENT PLAN OF
                    SCHEIN PHARMACEUTICAL, INC. & AFFILIATES
                  (Amended and Restated as of January 1, 1998)

      Effective as of the dates set forth herein, the Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates (Amended and Restated as of January 1, 1998) (the "Plan"), is amended as follows:

      Effective as of September 1, 1999, Section 6.04 of the Plan is amended by deleting the word "or" from subsection (b), deleting the period at the end of subsection (c) and adding ", or" to the end of such subsection (c), and adding the following new subsection (d):

      "(d) termination of employment with the Employer pursuant to an employment reduction plan or a voluntary employee reduction plan during the period September 1, 1999 through and including August 31, 2000.

                             The Retirement Plan of
                   Schein Pharmaceutical, Inc. and Affiliates

                                Amendment No. 4


      Effective as of the dates set forth herein, The Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates (the "Plan") is amended as follows:

      1. Effective as of January 1, 1998, Section 1.10 of the Plan is amended by adding the following to the end of the first sentence thereof:

      "and including amounts contributed by the Employer pursuant to a salary reduction agreement that are excluded from a Participant's gross income under Section 125 of the Code."

      2. Effective as of January 1, 2000, Section 1.36 is deleted in its entirety, and the following is substituted in its place:

      "1.36 "Plan Entry Date" shall mean, for purposes of making salary reduction deferrals under Article III, the first day of the first pay period coincident with, or next following, the date on which an Employee completes three Months of Service. For purposes of eligibility for Employer Contributions under Article IV, Plan Entry Date shall mean the first day of the first pay period coincident with, or next following, the date on which the Employee completes six Months of Service. Salary deferrals made prior to the Plan Entry Date for purposes of Article IV will not be considered for matching contributions."

      3. Effective as of January 1, 2000, Section 6.04 is amended by deleting the vesting schedule in the second paragraph thereof and replacing it with the following:

                                          Percent of Nonforfeitible
      "Years of Service                   Base Contribution Account
      -----------------                   -------------------------

             0                                           0%
             1                                          20%
             2                                          40%
             3                                          60%
             4                                          80%
             5                                         100%"

                                        SCHEIN PHARMACEUTICAL, INC.

                                    By:
                                        ----------------------------------------

                                    Title:
                                           -------------------------------------

                                   Exhibit A

                               AMENDMENT NO. 5 TO
                             THE RETIREMENT PLAN OF
                    SCHEIN PHARMACEUTICAL, INC. & AFFILIATES
                  (Amended and Restated as of January 1, 1998)

      Effective as of the dates set forth herein, the Retirement Plan of Schein Pharmaceutical, Inc. & Affiliates (Amended and Restated as of January 1, 1998) (the "Plan"), is amended as follows:

            Effective as of January 27, 2000, Sections 6.04 of the Plan is amended by deleting the word "or" from subsection (c), deleting the period at the end of subsection (d), and adding ", or" to the end of such subsection (d), and adding the following new subsection (e):

                  "(e) termination of employment with the Employer pursuant to an employment reduction plan during the period January 27, 2000 through and including December 31, 2Q00."